SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant [X]  Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a-12
WORKHORSE GROUP INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee)

(Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)Title of each class of securities to which transaction applies:
________________________________________________________________________
(2)Aggregate number of securities to which transaction applies:
________________________________________________________________________
(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________
(4)Proposed maximum aggregate value of transaction:

________________________________________________________________________
(5)Total fee paid:
________________________________________________________________________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)Amount Previously Paid:
________________________________________________________________________
(2)Form, Schedule or Registration Statement No.:
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(3)Filing Party:
        ________________________________________________________________________
(4)Date Filed:
        ________________________________________________________________________

[●], 2020
To Our Shareholders:
You are cordially invited to attend a Special Meeting of Shareholders of Workhorse Group Inc. (the “Company”) to be held at 100 Commerce Drive, Loveland, Ohio 45140, on [●], 2020, at 10:00 a.m.
As a shareholder, you are being asked to approve, for purposes of Nasdaq Rules 5635(d), the issuance of the maximum number of shares of our common stock issuable in connection with the potential future (A) conversion of the Note, (B) delivery of shares of common stock in lieu of cash payments of interest and principal on the Note and (C) exercise of Warrants, each issued pursuant to the Securities Purchase Agreement (the “Purchase Agreement”), dated November 21, 2019, by and between the Company and HT Investments MA, LLC (the “Investor”). Under the Purchase Agreement, the Company agreed to issue and sell, in a registered public offering by the Company directly to the Investor a senior secured convertible note for the principal amount of $41,000,000 that is convertible into shares of the Company’s common stock and that, subject to certain conditions, permits payments of interest and principal in common stock in lieu of cash, and a warrant to purchase up to 15,459,016 shares of the Company’s common stock. The Purchase Agreement transaction closed on December 9, 2019.
The matters to be considered by shareholders at the Special Meeting are described in the accompanying materials. Directors and officers of Workhorse Group Inc. will be present to respond to any questions shareholders may have.
The vote required to approve this issuance of shares is the affirmative vote of a majority of the outstanding shares of our common stock.
The Board of Directors welcomes and appreciates the interest of all our shareholders in Workhorse Group Inc.’s affairs, and encourages those entitled to vote at the Special Meeting to take the time to do so. We hope you will attend the Special Meeting, but whether or not you expect to be personally present, please vote your shares by signing, dating and promptly returning the enclosed proxy card in the accompanying postage-paid envelope, by telephone using the toll-free telephone number printed on the proxy card or by voting on the Internet using the instructions printed on the proxy card. This will assure that your shares are represented at the Special Meeting.
Even though you execute this proxy, vote by telephone or via the Internet, you may revoke your proxy at any time before it is exercised by giving written notice of revocation to the Secretary of Workhorse Group Inc., by executing and delivering a later-dated proxy (either in writing, telephonically or via the Internet), or by voting in person at the Special Meeting. If you attend the Special Meeting, you will be able to vote in person should you wish to do so, even if you have previously returned your proxy card, voted by telephone or via the Internet.

Your vote is very important to us. We appreciate your prompt attention to this matter, and your continued support of and interest in Workhorse Group Inc.
Sincerely,

/s/ Duane Hughes
Duane Hughes
Chief Executive Officer

Workhorse Group Inc.
NOTICE OF SPECIAL MEETING
AND
PROXY STATEMENT

[●], 2020

at 10:00 a.m. Eastern Time
100 Commerce Drive
Loveland, Ohio 45140

Workhorse Group Inc.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [●], 2020
A Special Meeting of Stockholders (the “Special Meeting”) of Workhorse Group Inc. (“Workhorse” or the “Company”) will be held at 100 Commerce Drive, Loveland, Ohio 45140, on [●], 2020, at 10:00 a.m. Eastern Time, to consider the following proposals:
1.To approve, for purposes of Nasdaq Rules 5635(d), the issuance of the maximum number of shares of our common stock issuable in connection with the potential future (A) conversion of the Note, (B) delivery of shares of common stock in lieu of cash payments of interest and principal on the Note and (C) exercise of Warrants, each issued pursuant to the Securities Purchase Agreement, dated November 21, 2019, by and between the Company and HT Investments MA, LLC.
2.To act on such other matters as may properly come before the meeting or any adjournment thereof.
BECAUSE OF THE SIGNIFICANCE OF THIS PROPOSAL TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTE AT THE SPECIAL MEETING IN PERSON OR BY PROXY.
These proposals are fully set forth in the accompanying Proxy Statement which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” Proposal 1. A list of all stockholders entitled to vote at the Special Meeting will be available at the principal office of the Company during usual business hours for examination by any stockholder for any purpose germane to the Special Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Special Meeting. If you plan to attend the Special Meeting in person, please be sure to bring your proxy card and photo identification. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented.
You may wish to provide your response electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held [●], 2020. In addition to the copies you have received, the Proxy Statement and our 2018 Annual Report on Form 10-K to Stockholders are available at: http:// [●].
By Order of the Board of Directors /s/ Raymond Chess

Raymond Chess
Chair of the Board of Directors
WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.
Workhorse Group Inc.
100 Commerce Drive
Loveland, Ohio 45140
(513) 360-4704

PROXY STATEMENT
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Workhorse Group Inc. (“Workhorse” or the “Company”) to be voted at the Special Meeting of Stockholders (the “Special Meeting”) which will be held at our corporate offices located at 100 Commerce Drive, Loveland, Ohio 45140 on [●], 2020, at 10:00 a.m. Eastern Time, and at any postponements or adjournments thereof. The proxy materials will be furnished to stockholders on or about [●], 2020.
REVOCABILITY OF PROXY AND SOLICITATION
Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Special Meeting and voting the shares of stock in person, or by delivering to the Chief Financial Officer of the Company at the principal office of the Company prior to the Special Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company, which will bear all costs associated with the mailing of this Proxy Statement and the solicitation of proxies.
RECORD DATE
Stockholders of record at the close of business on [●], 2020 (the “Record Date”), will be entitled to receive notice of, attend and vote at the Special Meeting. Each share of common stock that you owned as of the Record Date entitles you to one vote on each matter to be voted at the Special Meeting.
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING
Why am I receiving these materials?
Workhorse Group Inc. has furnished these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Special Meeting of Stockholders to be held on [●], 2020, at 10:00 a.m. local time at our corporate office located at 100 Commerce Drive, Loveland, Ohio 45140. These materials have also been made available to you on the Internet. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about [●], 2020 to all stockholders of record entitled to vote at the Special Meeting.
What is included in these materials?
These materials include:
•the proxy statement for this Special Meeting.

•the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.
What is the proxy card?
The proxy card enables you to appoint Duane Hughes, our Chief Executive Officer, and Steve Schrader, our Chief Financial Officer, as your representatives at the Special Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Special Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting.
What is the purpose of the Special Meeting?
At the Special Meeting, stockholders will act upon the matters outlined in the Notice of Special Meeting on the cover page of this Proxy Statement, including issuance of additional shares of common stock and acting on such other matters as may properly come before the meeting.
What constitutes a quorum?
The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the record date, there were [●] shares of Workhorse common stock issued and outstanding. Thus, the presence of the holders of common stock representing at least [●] votes will be required to establish a quorum.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.
How can I get electronic access to the proxy materials?
The Notice provides you with instructions regarding how to:
•view the Company’s proxy materials for the Special Meeting on the Internet;
•request hard copies of the materials; and
•instruct the Company to send future proxy materials to you electronically by email.
Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Stockholder of Record
If on [●], 2020, your shares were registered directly in your name with our transfer agent, Empire Stock Transfer, Inc., you are considered a stockholder of record with respect to those shares, and the Notice of Special Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the Special Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.
Beneficial Owner of Shares Held in Street Name
If on [●], 2020, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Special Meeting & Proxy statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you receive a valid proxy from the organization.
How do I vote?
Stockholders of Record.
If you are a stockholder of record, you may vote by any of the following methods:
•Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.
•By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.
•In Person. You may attend and vote at the Special Meeting. The Company will give you a ballot when you arrive. You must bring valid photo identification such as your driver’s license or passport and may be requested to provide proof of stock ownership as of the record date.
Beneficial Owners of Shares Held in Street Name.
If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:
•Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.
•By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Special Meeting, you must obtain a legal proxy from the organization that holds your shares. You must bring valid photo identification such as your driver’s license or passport.

What are abstentions and broker non-votes?
While the inspector of elections will treat shares represented by proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in any calculation of “votes cast.” However, abstentions and “broker non-votes” will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.
Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. Under New York Stock Exchange (“NYSE”) rules, if your shares are held by a member organization, as that term is defined under NYSE rules, responsibility for making a final determination as to whether a specific proposal constitutes a routine or non-routine matter rests with that organization, or third parties acting on its behalf.
What happens if I do not give specific voting instructions?
Stockholders of Record.
If you are a stockholder of record and you:
•indicate when voting on the Internet that you wish to vote as recommended by the Board of Directors, or
•sign and return a proxy card without giving specific voting instructions then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.
Beneficial Owners of Shares Held in Street Name.
If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but not on non-routine matters. Under NYSE rules, if your shares are held by a member organization, as that term is defined under NYSE rules, responsibility for making a final determination as to whether a specific proposal constitutes a routine or non-routine matter rests with that organization, or third parties acting on its behalf.
What are the Board’s recommendations?
The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:
•for approval of the Transaction.
With respect to any other matter that properly comes before the Special Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.
How are proxy materials delivered to households?
Only one copy of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2018 and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.
We will deliver promptly upon written or oral request a separate copy of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2018 and this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report on Form 10-K and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report on Form 10-K and Proxy Statement for future stockholder meetings of the Company, or if you currently receive multiple copies of these documents and would prefer to receive only one copy, please specify such request and send such request to Workhorse Group Inc., 100 Commerce Drive, Loveland, Ohio 45140; Attention: Chief Financial Officer, or call (513) 360-4704.
Interest of Officers and Directors in matters to be acted upon
None of our officers or directors has any interest in any of the matters to be acted upon at the Special Meeting.
How much stock is owned by 5% stockholders, directors, and executive officers?
The following table sets forth certain information, as of [●] with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the Company’s executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information known to us with respect to the beneficial ownership of our common stock as of January 13, 2020, by (i) each of our named executive officers, (ii) each of our directors, (iii) all directors and executive officers as a group, and (iv) all persons known to us to beneficially own five percent (5%) or more of our common stock or preferred stock.
There were 71,361,058 shares of our common stock outstanding as of January 13, 2020.

Name of Beneficial Owner (1)		Common Stock Beneficially Owned	Percentage of Common stock (2)

Marathon Asset Management, L.P.	(3)	11,467,149	16.1%
Joseph T. Lukens	(4)	7,739,711	10.8%
Arosa Opportunistic Fund, L.P.	(5)	7,841,004	9.9%
Seaport Global Capital L.P.	(6)	6,727,774	9.4%
Stephen D. Baksa	(7)	3,833,174	5.4%
Benjamin Samuels †	(8)	2,133,441	3.0%
Duane Hughes †	(9)	1,581,044	2.2%
Stephen Fleming †	(10)	651,818	*
Gerald Budde †	(11)	247,405	*
Robert Willison †	(12)	194,522	*
Raymond Chess †	(13)	179,289	*
Harry DeMott †	(14)	105,713	*
Michael Clark †	(15)	89,713	*
All officers and directors as a group (11 people)		5,804,324	8.1%
*Less than one percent
† Executive officer and/or director

(1)Except as otherwise indicated, the address of each beneficial owner is c/o Workhorse Group Inc, 100 Commerce Drive, Loveland, Ohio 45140

(2)Applicable percentage ownership is based on 71,361,058 shares of common stock outstanding as of January 13, 2020. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Stock options to purchase shares of common stock that are currently exercisable or exercisable within 60 days of January 13, 2020 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)Represents (i) a common stock warrant to purchase 2,994,249 shares of common stock at $1.25 per share held by Marathon Centre Street Partnership, L.P. (“Marathon Centre”); (ii) a common stock warrant to purchase 2,300,969 shares of common stock at $1.25 per share held by Marathon Structured Products Strategies Fund, LP (“Marathon Structured”); (iii) a common stock warrant to purchase 1,514,498 shares of common stock at $1.25 per share held by TRS Credit Fund, LP (“TRS”); (iv) a common stock warrant to purchase 1,243,674 shares of common stock at $1.25 per share held by Marathon Blue Grass Credit Fund, LP (“Marathon Blue Grass”); (v) a common stock warrant to purchase 550,942 shares of common stock at $1.4863 per share held by Marathon Centre; (vi) a common stock warrant to purchase 423,379 shares of common stock at $1.4863 per share held by Marathon Structured; (vii) a common stock warrant to purchase 278,668 shares of common stock at $1.4863 per share held by Marathon Blue Grass; (viii) a common stock warrant to purchase 228,836 shares of common stock at $1.4863 per share held by TRS; (ix) a common stock warrant to purchase 133,272 shares of common stock at $1.039 per share held by Marathon Centre; (x) a common stock warrant to purchase 102,414 shares of common stock at $1.039 per share held by Marathon Structured; (xi) a common stock warrant to purchase 67,409 shares of common stock at $1.039 per share held by Marathon Blue Grass, (xii) a common stock warrant to purchase 55,355 shares of common stock at $1.039 per share held by TRS; (xiii) a common stock warrant to purchase 15,018 shares of common stock at $1.7820 per share held by Marathon Blue Grass; (xiv) a common stock warrant to purchase 29,692 shares of common stock at $1.7820 per share held by Marathon Centre; (xv) a common stock warrant to purchase 22,817 shares of common stock at $1.7820 per share held by Marathon Structured; (xvi) a common stock warrant to purchase 12,333 shares of common stock at $1.7820 per share held by TRS; (xvii) a common stock warrant to purchase 280,887 shares of common stock at $3.3550 per share held by Marathon Blue Grass; (xviii) a common stock warrant to purchase 555,329 shares of common stock at $3.3550 per share held by Marathon Centre; (xix) a common stock warrant to purchase 426,750 shares of common stock at $3.3550 per share held by Marathon Structured; and (xx) a common stock warrant to purchase 230,658 shares of common stock at $3.3550 per share held by TRS. Marathon Asset Management, L.P. is the manager of Marathon Centre, Marathon Structured, TRS and Marathon Blue Grass. The general partner of Marathon Asset Management, L.P. is Marathon Asset Management GP, L.L.C. (the “General Partner”). Bruce Richards and Louis Hanover are the managing members of the General Partner. The business address is One Bryant Park, 38th Floor, New York, New York 10036.

(4)Represents (i) 7,040,847 shares of common stock held by Mr. Lukens fund, the New Era Capital Fund; (ii) 77,435 shares of common stock held by The Joe & Kim Lukens Foundation; (iii) 25,000 shares of common stock held by the Joseph T Lukens, Jr. and Gerald Budde, Co-Trustee of the Joseph T. Lukens, Jr. Irrevocable Trust for Nathan J. Lukens U/T/A Dated 2/23/2016; (iv) 25,000 shares of common stock held by the Joseph T. Lukens, Jr. and Gerald Budde, Co-Trustee of the Joseph T. Lukens, Jr. Irrevocable Trust for Roman E. Lukens U/T/A Dated 2/23/2016; and (vi) a common stock purchase warrant to acquire 571,429 shares of common stock at $5.28 per share.

(5)Represents (i) a common stock warrant to purchase 5,000,358 shares of common stock at $1.25 per share; (ii) a common stock warrant to purchase 1,143,200 shares of common stock at $1.21 per share; (iii) a common stock warrant to purchase 894,821 shares of common stock at $1.25 per share; (iv) a common stock warrant to purchase 108,768 shares of common stock at $1.25 per share; and (v) 1,874,759 shares of common stock held by Arosa Capital Management LP. Pursuant to the warrants, Arosa may not exercise such warrant if such exercise would result in Arosa beneficially owning in excess of 9.99% of our then issued and outstanding common stock. The shares, including the shares of common stock issuable upon exercise of the warrants, are held by Arosa Opportunistic Fund LP, a Cayman Islands exempted limited partnership (“Arosa Opportunistic Fund”). Arosa Capital Management LP, a Delaware limited partnership (“Arosa Capital”), serves as the registered investment adviser of Arosa Opportunistic Fund, and Till Bechtolsheimer (“Mr. Bechtolsheimer”), the managing member of the general partner of Arosa Opportunistic Fund and Chief Executive Officer of Arosa Capital, may be deemed to beneficially own the shares reported herein. The business address of Arosa is 55 Hudson Yards, Suite 2800, NY, NY 10036.

(6)Represents (i) 725,674 shares of common stock held by Seaport Global Asset Management, LLC; (ii) a common stock warrant to purchase 3,341,910 shares of common stock at $1.62 per share held by Seaport Global Asset Management EV LLC; (iii) a common stock warrant to purchase 1,474,590 shares of common stock at $1.62 per share held by the Armory Fund, LLP; and (iv) a common stock warrant to purchase 1,185,600 shares of common stock at $1.62 per share held by AMFCO-4, LLC. Pursuant to the warrants, Seaport may not exercise such warrants if such exercise would result in Seaport beneficially owning in excess of 9.99% of our then issued and outstanding common stock. Seaport Global Asset Management, LLC (“SGAM”) is the manager of Seaport Global Asset Management EV LLC, Armory Fund, LP and AMFCO-4, LLC. Stephen C. Smith is the Chief Executive Officer of SGAM. The business address of the foregoing person is 319 Clematis Street, Suite 1000, West Palm Beach, FL 33401 and the business address of SGAM is 360 Madison Avenue, 20th Floor, New York, New York 10017.

(7)Represents 3,833,174 shares of common stock held directly by Mr. Baksa.

(8)Represents (i) 765,094 shares of common stock held by Samuel 2012 Children’s Trust UAD 10/28/12 (the “Trust”), (ii) a common stock purchase warrant to acquire 285,071 shares of common stock at an exercise price of $5.28 per share held by the Trust, (iii) a common stock purchase warrant to acquire 95,253 shares of common stock at an exercise price of $5.28 per share held by the Trust, and (iv) a stock option to acquire 50,000 shares of common stock at $7.01 per share; (v) a stock option to acquire 10,000 shares of common stock at $7.21 per share; (vi) 439,346 shares of common stock held directly by Mr. Samuels; and (vii) 420,964 shares of common stock held by the Marci Rosenberg 2012 Family Trust, a trust managed by Mr. Samuels’ wife. Mr. Samuels is a trustee of the Children’s Trust.

(9)Represents (i) a stock option to acquire 20,000 shares of common stock at $1.75 per share; (ii) a stock option to acquire 25,000 shares of common stock at $4.99 per share; (iii) a stock option to acquire 22,000 shares of common stock at $7.21 per share; (iv) a common stock option to acquire 400,000 shares of common stock at $5.28 per share; (v) a common stock option to acquire 1,000,000 shares of common stock at $0.97 per share; and (vii) 239,044 shares of restricted stock.

(10)Represents (i) a stock option to acquire 150,000 shares of common stock at $1.19 per share; (ii) 517,928 shares of restricted stock; and (3) 77,640 shares of common stock held directly.

(11)Represents (i) a stock option to acquire 50,000 shares of common stock at $7.01 per share; (ii) a stock option to acquire 10,000 shares of common stock at $7.21 per share; (iii) 119,692 shares of common stock owned by the Gerald B. Budde Living Trust, which Mr. Budde is the trustee; and (v) 71,713 shares of restricted stock.

(12)Represents a stock option to acquire 400,000 shares of common stock at $0.932 per share and 119,522 shares of restricted stock.

(13)Represents (i) a stock option to acquire 10,000 shares of common stock at $1.75 per share; (ii) a stock option to acquire 10,000 shares of common stock at $4.99 per share, (iii) a stock option to acquire 10,000 shares of common stock at $7.21 per share; (iv) 77,689 shares of restricted stock; and (v) 71,600 shares of common stock held directly.

(14)Represents (i) a stock option to acquire 50,000 shares of common stock at $8.20 per share; and (ii) 71,713 shares of restricted stock.

(15)Represents (i) a stock option to acquire 50,000 shares of common stock at $1.10 per share; and (ii) 71,713 shares of restricted stock.

PROPOSAL NO. 1
APPROVAL, FOR PURPOSES OF NASDAQ RULE 5635(D), OF THE ISSUANCE OF THE MAXIMUM NUMBER OF SHARES OF OUR COMMON STOCK ISSUABLE IN CONNECTION WITH THE POTENTIAL FUTURE (A) CONVERSION OF THE NOTE, (B) DELIVERY OF SHARES OF COMMON STOCK IN LIEU OF CASH PAYMENTS OF INTEREST AND PRINCIPAL ON THE NOTE AND (C) EXERCISE OF WARRANTS, ISSUED PURSUANT TO THE PURCHASE AGREEMENT
We are asking our stockholders to approve the issuance the maximum number of shares of our common stock issuable in connection with the potential future (A) conversion of Preferred Shares, (B) delivery of shares of common stock in lieu of cash payments of interest and principal on the Note and (C) exercise of Warrants, issued pursuant to the Purchase Agreement, as disclosed in this Proxy Statement and in Appendices A through C to this Proxy Statement.
Please read the Transaction Documents (as defined below) and all of the exhibits and schedules thereto in their entirety, as the discussion below is only a summary.
Background
On November 21, 2019, Workhorse Group Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”), with HT Investments MA, LLC (the “Investor”) pursuant to which the Company agreed to issue and sell, in a registered public offering by the Company directly to the Investor (the “Registered Direct Offering”), a senior secured convertible note for the principal amount of $41,000,000 (the “Note”) that is convertible into shares of the Company's Common Stock, par value of $0.001 per share (the “Common Stock”) and a warrant to purchase up to 15,459,016 shares of the Company’s Common Stock (the “Warrants”). The closing of the Registered Direct Offering took place on December 9, 2019.
The Note is a senior secured obligation of the Company and ranks senior to all unsecured debt of the Company due November 1, 2022. The Note bears interest at 4.50% per annum, paid quarterly commencing February 1, 2020 in cash or, subject to certain conditions, shares of our common stock at the Company’s option. Any shares issued for such interest payment will be valued at the market price as defined in the Purchase Agreement (the “Market Price”). The conversion price is $3.05, subject to customary anti-dilution adjustments and adjustments for certain corporate events. If the Company elects to repay principal on the Note for any reason, it will be required to pay 112% of the amount of principal repaid. The first day of each month beginning after March 1, 2020 (an “Early Redemption Date”), the Investor may require us to redeem up to $1.68 million principal amount of the Note at the Repayment Price (each a “Redemption Payment”). Any unused Redemption Payment capacity may be used by the Investor on any future Redemption Date. Under certain circumstances, the Company can require the Investor to defer early redemptions. The Company can elect to pay any Redemption Payment in cash or, subject to certain conditions, in freely saleable shares of the Company’s common stock, or a combination thereof. Any shares issued for such Redemption Payment will be valued at the Market Price. The Company may redeem all (or any portion in excess of $5,000,000) of the Note at any time at the greater of (a) 115% of the conversion value, calculated based on the highest VWAP during the period beginning 30 days prior to such redemption and ending the day prior to the redemption date, or (b) 100% of the Repayment Price, in each case plus accrued and unpaid interest. Any redemption amount above the Repayment Price can, subject to certain conditions, be paid in shares valued at the Market Price at the Company’s option. The Company and the Investor have agreed that at least $5 million principal amount of Note will be converted into common stock pursuant to the terms of the Note no later than April 1, 2020.
The Registered Direct Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-213100), which was declared effective by the Securities and Exchange Commission on December 23, 2016, including the prospectus contained therein, as well as a prospectus supplement to be filed with the SEC in connection with the Registered Direct Offering.
The description of the terms and conditions of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, which are filed as an exhibit to this Form 8-K.
Without shareholder approval, the total number of shares of Common Stock issuable upon conversion of the Note, in lieu of cash payments of interest and principal on the Note, including any portion constituting an early redemption payment, and upon exercise of the Warrants cannot exceed 13,365,035 shares in the aggregate.
The Company agreed to use best efforts to obtain shareholder approval, for purposes of Nasdaq Rules 5635(d), of the issuance of the maximum number of shares of our common stock issuable in connection with the potential future (A) conversion of Preferred Shares, (B) delivery of shares of common stock in lieu of cash payments of interest and principal on the Note and (C) exercise of Warrants no event later than March 1, 2020.
The full text of the Purchase Agreement is attached as Appendix A to this proxy statement.
If the Transaction is approved, the Company will have the ability to issue such additional shares when needed to comply with its requirements under the Purchase Agreement.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE TRANSACTION.
Considerations for Entering into the Purchase Agreement
Prior to entering into the Purchase Agreement, our Board of Directors considered, among other things, the following factors:

•the current financial and operating condition of the Company and the enhanced liquidity that the Company would receive from issuing the Securities; and
•fairness of the conversion terms with respect to the Preferred Shares and exercise terms with respect to the Warrants, including but not limited to the initial conversion price of the Preferred Shares and the initial exercise price of the Warrants, each of which is greater than the closing price of our common stock as of November 21, 2019 (as reflected on Nasdaq.com).
After considering each of the foregoing, we believe that [●].

Nasdaq Listing Rule 5635(d)
Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (i) “20% Issuance” means a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of common stock (which for purposes of this calculation, includes issued and outstanding shares of our voting common stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance, and (ii) “Minimum Price” means a price that is the lower of: (A) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (B) the average closing price of common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rules 5635(b) and 5635(d).
As described more fully below, the Note is convertible into common stock at a 115% premium to market price on November 21, 2019, subject to adjustment for certain corporate events, and the exercise price of the Warrants, if any become exercisable Each of the foregoing conversion and exercise prices is subject to certain price-based anti-dilution adjustments that may reduce such conversion or exercise price to below the Minimum Price. In addition, under certain circumstances, payments of interest and principal in the form of common stock may be made at an affective price that is below Market Price. Accordingly, stockholder approval is required before such conversion, issuance of shares in lieu of cash payment of interest or principal or exercise can be permitted to result in a 20% Issuance.
Reasons for Stockholder Approval
Our Board of Directors believes that Stockholder Approval is desirable for the following reasons:
The Board has determined that the ability to issue shares of common stock in connection with the (A) conversion of the Note, (B) in lieu of cash payments of interest and principal on the Note and (C) exercise of Warrants, each issued pursuant to the Securities Purchase Agreement, dated November 21, 2019, by and between the Company and HT Investments MA, LLC is in the best interests of the Company and its stockholders because the payment of interest and principal in shares of common stock, and the right of the holder to convert the Convertible Note, allows the Company to preserve liquidity for other corporate purposes, including the payment of costs and expenses necessary for filling our existing backlog, sales and marketing efforts and research and development.
Description of the Purchase Agreement
The following is a summary of the terms of the Purchase Agreement. This summary and each statement contained therein is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is attached as Appendix A to this Proxy Statement and incorporated herein by reference. Please read the Purchase Agreement and all of the exhibits and schedules thereto in their entirety as the discussion below is only a summary.
On November 21, 2019, Workhorse Group Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”), with HT Investments MA, LLC (the “Investor”) pursuant to which the Company agreed to issue and sell, in a registered public offering by the Company directly to the Investor (the “Registered Direct Offering”), a senior secured convertible note for the principal amount of $41,000,000 (the “Note”) that is convertible into shares of the Company's Common Stock, par value of $0.001 per share (the “Common Stock”) and warrants to purchase up to 15,459,016 shares of the Company’s Common Stock (the “Warrants”). The closing of the Registered Direct Offering took place on December 9, 2019.
Description of the Note
The following is a summary description of the Note. This summary and each statement contained therein is qualified in its entirety by reference to the complete text of the Note, which is attached as Appendix B to this Proxy Statement and incorporated herein by reference. Please read the Note as the discussion below is only a summary.
General. The Note is the senior obligation of the Company. The Note is limited in aggregate principal amount to $41,000,000.
The entire principal amount of the Note will mature and become due and payable, together with any accrued and unpaid interest, on November 1, 2022, unless earlier redeemed, repurchased or converted. The Note is not subject to any sinking fund provision.
Ranking. The Note will be effectually senior to all unsecured indebtedness of the Company to the extent of the collateral securing the Note, as well as senior to any subordinated indebtedness. Aside from the forgoing, the Note will rank pari passu with all other senior indebtedness of the Company. Under certain circumstances, the holder of the Note may be required to release its lien on our collateral securing the obligations under the Note to permit the Company to consummate certain financings. See “Security” below.

Selling Price and Repayment Price. We sold the Note at an issue of 95.0% of its principal amount, and when we repay the principal of the Note for any reason, we will be required to pay 112% of the principal amount repaid (the “Repayment Price”), plus any accrued interest and applicable premiums.
Security. Our obligations under the Note are secured by a first priority lien on substantially all our assets, other than certain assets the holder has agreed to exclude from the collateral (the “Collateral”). In the event the Company completes a “Qualified Debt Financing” (as defined below), the liens securing our obligations under the Note will be subordinated to any liens securing our obligation under the Qualified Debt Financing.
Interest. The Note bears interest at the rate of 4.50% per year from the date of original issuance. In the event an “Event of Default” (as defined below) has occurred and remains uncured, the Note will bear default interest at the rate of 18.00% per year.
Interest is payable quarterly in arrears, beginning February 1, 2020, calculated on the basis of a 360-day year of twelve 30-day months.
We may, in our discretion, make payments of interest due in shares of “Common Stock” (as defined below), subject to the satisfaction of the “Equity Conditions” (as defined below). If we make any interest payment in shares, we will be required to deliver a number of shares equal to (i) the amount of such interest payment divided by (ii) the “Market Stock Payment Price” (as defined below).
Redemption at the Option of the Holder. Beginning on March 1, 2020, the holder of the Note may require us to redeem up to $1.68 million principal amount of the Note (the “Maximum Monthly Redemption Amount”) on the first calendar day of each month (each, an “Early Redemption Date”).
To the extent the holder of the Note does not require redemption of the full Maximum Monthly Redemption Amount on any Early Redemption Date, the holder may require us to redeem such unredeemed principal amount on a subsequent Early Redemption Date. For up to three times during the life of the Note, subject to certain conditions, we may require the holder of the Note to defer up to $1.68 million of a Redemption Payment to the earlier of (a) a subsequent Early Redemption Date not later than three months after the Early Redemption Date for such deferral and (b) the Maturity Date, provided that a minimum of $6.72 million principal amount of the Note must be redeemed by July 1, 2020 (unless deferred by the holder). We can elect to pay any Redemption Payment in cash or, subject to the Equity Conditions, in shares of Common Stock, or a combination thereof. The number of shares issued for such Redemption Payment will be calculated using the Market Stock Payment Price.
Redemption at the Option of the Company. We may redeem all (or any portion in excess of $5,000,000) of the Note at any time for the greater of (a) 115% of the conversion value, calculated based on the highest VWAP during the window beginning 30 days prior to such redemption and ending the day prior to the redemption date, or (b) 100% of the Repayment Price, in each case plus accrued and unpaid interest. Any redemption amount above the Repayment Price can, subject to the Equity Conditions, be paid in shares calculated using the Market Stock Payment Price.
Repurchase of the Note upon a Fundamental Change. The holder of the Note will have the right to require us to repurchase the Note at (a) 110% of the Repayment Price or (b) if the Equity Conditions are not met, 115% of the conversion value, calculated based on the highest VWAP during the period beginning 30 days prior to the effective date of such Fundamental Change, in each case plus accrued and unpaid interest, if any of the following occur:

•any person or group (within the meaning of Section 13(d)(3) of the Exchange Act), other than us or our wholly owned subsidiaries, files any report with the SEC indicating that such person or group has become the direct or indirect beneficial owner of the majority of our Common Stock;
•the consummation of any sale, lease or other transfer of all or substantially all of our assets, or any transfer or transaction which results in effectively the same;
•the approval by our stockholders of a plan or proposal to liquidate or dissolve us; or
•our Common Stock ceases to be listed on an “Eligible Exchange” (as defined below).
At the holder's sole discretion, the holder my require us to redeem the Note in lieu of repurchase in exchange for shares of our Common Stock valued at the Market Price.
General Conversion Rights. At any time prior to the close of business on the second trading day before the Maturity Date, the holder may convert the Note in whole or in partial amount of at least $1,000. The conversion rate will initially be 328.1378 shares of Common Stock per $1,000 principal amount of the Note (equivalent to an initial conversion price of approximately $3.05 per share of Common Stock). We have agreed with the holder to convert at least $2,500,000 of principal amount on or prior to February 1, 2020 and at least $5,000,000 of the principal amount on or prior to April 1, 2020, which conversions do not count toward the early redemption amounts. The conversion rate with respect to the Note and the conversion price for Note in effect at any given time are referred to as the “applicable conversion rate” and the “applicable conversion price”, respectively, and will be subject to adjustment as described below. The applicable conversion price at any given time will be computed by dividing $1,000 by the applicable conversion rate at such time.
Mandatory Redemption or Conversion. If at least two million five hundred thousand dollars ($2,500,000) of the principal amount of the Note has not been converted on or prior to February 1, 2020, then the Company shall redeem on such date the portion of such amount not so converted. Additionally, if at least five million dollars ($5,000,000) (less all amounts converted or redeemed on or prior to February 1, 2020 pursuant to the prior sentence) of the principal amount of the Note has not been converted during the period beginning on February 2, 2020 and ending on April 1, 2020, then the Company shall redeem on such date the portion of such amount not so converted.

Forced Conversion. If (1) the “Daily VWAP” (as defined below) per share of Common Stock exceeds 150% of the conversion price on each of 15 consecutive trading days beginning after the day on which we issue the Note; and (2) the Equity Conditions are satisfied on each of such 15 consecutive trading days (together the “Forced Conversion Conditions”), then we may elect to convert the entire Principal Amount of the Note into Common Stock; provided that we will not be permitted to complete such conversion if the Forced Conversion Conditions cease to be satisfied on any trading day between the time we notify the holder of the forced conversion and the time we consummate the conversion.
Conversion Rate Adjustments. The applicable conversion rate, as provided in the Note, is subject to adjustment as a result of the following events:

•issuance of a Common Stock dividend;
•splitting or combining of shares of Common Stock;
•issuance of rights options or warrants, entitling the holder, for a period of not more than 60 days, to purchase shares of Common Stock at a price less than the average of the closing shares price per share of Common Stock for the 10 trading days ending on the trading day before such distribution is announced
•distribution of capital stock, evidence of indebtedness or other assets or property of ours, or other rights, options or warrants to acquire capital stock or other securities of ours;
•distribution of capital stock as the result of the spinning off of a Subsidiary (as defined below) or affiliate;
•distribution of cash dividends; or
•payment in respect of a tender or exchange offer for shares of Common Stock;
The conversion consideration, as provided in the Note, is also subject to adjustment as a result of the following events:

•certain recapitalizations or reclassifications of Common Stock;
•certain consolidations, mergers, combinations or binding or statutory share exchanges involving us; or
•sale, lease or other transfer of all or substantially all of our assets.
Limitations on Conversion. No party may convert all or a portion of the Note if either (i) as a result of the conversion, the holder and its affiliates would beneficially own in excess of 4.99% of the shares of our Common Stock; or (ii) prior to our stockholders approving of the issuance of the shares issuable pursuant to the Note, the shares of Common Stock issued as a result of the conversion would equal 20% of the shares of Common Stock then outstanding. However, upon proper notice to us, the holder may increase the limit of beneficially owned shares of our Common Stock from 4.99% to any amount up 9.99% of the shares of our Common Stock.
Shareholder Approval. We have agreed to seek the approval of our shareholders for certain aspects of the transactions described herein. Until such shareholder approval is obtained,

the total number of shares of our Common Stock issuable in respect of the Note and upon exercise of the Warrants shall not exceed 13,365,035.
Limitation on Indebtedness. The Note requires that we do not and do not permit any of the subsidiaries identified in the Note (the “Subsidiaries”) to:

•create, incur, assume, guarantee or be or remain liable with respect to any indebtedness, other than “Permitted Indebtedness” (as defined below);
•prepay any indebtedness except by converting the indebtedness into equity or refinancing the entire amount of the indebtedness on terms permitted by the Note; or
•amend the terms of any debt owed in such a way as to shorten the maturity date or impose additional burdens on us.
Permitted Indebtedness includes:

•indebtedness under the Note;
•certain indebtedness existing on the date the Note is issued;
•indebtedness of up to $5,000,000 outstanding at any time secured by a “Permitted Lien” (as defined below), provided such indebtedness does not exceed the cost of the equipment and related expenses financed with such indebtedness;
•indebtedness to trade creditors incurred in the ordinary course of business, including indebtedness incurred in the ordinary course of business with corporate credit cards;
•indebtedness that also constitutes a “Permitted Investment” (as defined below);
•our subordinated indebtedness, but not subordinated indebtedness of our subsidiaries;
•reimbursement obligations in connection with letters of credit or similar instruments that are secured by cash or cash equivalents and issued on behalf of us or our subsidiaries in an aggregate amount not to exceed $500,000 at any time then outstanding;
•our other unsecured indebtedness, so long as such indebtedness does not have a final maturity date, amortization payment, sinking fund, mandatory redemption or other repurchase obligation or put right at the option of the lender or holder of such indebtedness earlier than one hundred eighty-one days following the maturity date of the Note, or any other material terms more favorable to the holder of such indebtedness than the Note, including applicable interest rates;
•indebtedness in respect of a Qualified Debt Financing in aggregate amount not to exceed $100,000,000;
•contingent obligations that are guarantees of Permitted Indebtedness; and

•extensions, refinancings and renewals of any items of the items above (other than any indebtedness repaid with the proceeds of the Note), provided that the principal amount is not increased or the terms modified to impose materially more burdensome terms upon us or our subsidiaries, as the case may be, and provided further, that if the lender of any such proposed extension, refinancing or renewal of Permitted Indebtedness incurred hereunder is different from the lender of the Permitted Indebtedness to be so extended, refinanced or renewed then, in addition to the foregoing proviso, such Permitted Indebtedness shall also not have a final maturity date, amortization payment, sinking fund, mandatory redemption or other repurchase obligation earlier than one hundred eighty-one days following the maturity date of the Note.
Limitation on Liens. The Note requires that we will not, and will not permit the Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any lien of any kind on any asset now owned or hereafter acquired, other than the following “Permitted Liens”:

•liens in favor of holder of the Note;
•certain liens existing on the date the Note is issued;
•liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; provided, that we maintain adequate reserves therefor in accordance with GAAP;
•liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other similar persons arising in the ordinary course of business; provided, that the payment thereof is not yet required;
•liens arising from judgments, decrees or attachments in circumstances which do not constitute a default under the Purchase Agreement;
•the following deposits, to the extent made in the ordinary course of business: (i) deposits under workers’ compensation, unemployment insurance, social security and other similar laws, or (ii) to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or (iii) to secure statutory obligations (other than liens arising under ERISA or environmental liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;
•liens on equipment or software or other intellectual property constituting purchase money liens and liens in connection with capital leases securing indebtedness up to $5,000,000;
•leasehold interests in leases or subleases and licenses granted in the ordinary course of our business and not interfering in any material respect with the business of the licensor;
•liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due; liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such liens extend only to such insurance proceeds and not to any other property or assets);
•statutory and common law rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms;
•easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business, so long as they do not materially impair the value or marketability of the related property;
•liens on cash or cash equivalents securing obligations to trade creditors for reimbursement of obligations in connection with letters of credit;
•liens securing obligations under a Qualified Debt Financing; and

•liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above; provided, that any extension, renewal or replacement lien will be limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced (as may have been reduced by any payment thereon) does not increase.
Limitation on Investments. The Note requires that we do not directly or indirectly acquire or own, or make any investment in or to any Person (as defined in the Note), or permit any of our Subsidiaries to do so, other than the following permitted investments (each a “Permitted Investment” and collectively, the “Permitted Investments”):

•certain investments existing on the date the Note is issued;
•investments which take the form of: marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof, commercial paper maturing no more than one year from the date of creation thereof and currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, certificates of deposit issued by any bank with assets of at least $500,000,000 maturing no more than one year from the date of investment therein, and money market accounts;
•investments accepted in connection with “Permitted Transfers” (as defined below);
•investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of our business;
•investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers in the ordinary course of business and consistent with past practice, provided that this subparagraph shall not apply to investments by us in any Subsidiary;
•investments consisting of loans not involving the net transfer on a substantially contemporaneous basis of cash proceeds to employees, officers or directors relating to the purchase of our capital stock pursuant to employee stock purchase plans or other similar agreements approved by our board of directors; investments consisting of travel advances in the ordinary course of business; or investments in wholly-owned Subsidiaries;
•Permitted Intellectual Property Licenses (as defined below); and
•additional investments that do not exceed $50,000 in the aggregate in any twelve-month period.
Limitation on Distributions. The Note requires that we do not, and do not permit any Subsidiary to:

•repurchase or redeem any class of stock other than pursuant to employee, director or consultant repurchase plan, provided, however, that such repurchase or redemption price does not exceed the original consideration paid;
•declare or pay any cash dividend or make a cash distribution on any class of stock or other equity interest, except that a subsidiary may pay dividends or make distributions to us or to our direct or wholly owned subsidiaries, or

•lend money to any employees, officers or directors, or guarantee the payment of any such loans granted by a third party in excess of $50,000.
Limitation on Transfers. The Note requires that we do not, and do not permit the Subsidiaries to, transfer, sell, lease, lend or in any other manner convey any equitable, beneficial or legal interest in any material portion of its assets, other than Permitted Transfers and Permitted Investments.
“Permitted Transfers” include:
•dispositions of inventory sold, and certain permitted intellectual property licenses, in each case, in the ordinary course of business;
•dispositions of worn-out, obsolete or surplus property at fair market value in the ordinary course of business;
•dispositions of accounts or payment intangibles (each as defined in the New York Uniform Commercial Code) resulting from the compromise or settlement thereof in the ordinary course of business for less than the full amount thereof;
•transfers consisting of certain Permitted Investments in our wholly-owned Subsidiaries; and
•other transfers of assets to any Person other than to a joint venture and which have a fair market value of not more than fifty thousand dollars ($50,000) in the aggregate in any fiscal year.
Limitation on Transaction with Affiliates. The Note requires that we do not enter into, renew, extend, or be a party to, any transaction or series of related transactions with any affiliate, unless the transaction or transactions are for fair consideration and on terms no less favorable than would be obtainable in a comparable arm’s length transaction.
Minimum Liquidity. We are required to maintain at all times liquidity calculated as unrestricted, unencumbered cash and cash equivalents in one or more deposit accounts located in the United States and subject to control agreements in favor of the collateral agent in a minimum amount of $8,000,000.
Other Covenants. We are required to:

•hire and cooperate with an independent investigator to investigate potential breaches of the terms of the Note in connection with default and Event of Default under the Note;
•maintain our corporate existence and the rights and licenses required to do our business;
•not engage in any material line of business substantially different from those lines of business conducted by or publically contemplated to be conducted by the Company as of the issue date;
•maintain and preserve all of our properties, which are necessary or useful in the proper conduct of our business, in good working order and condition;
•take all action necessary and advisable to maintain our intellectual property rights; and

•maintain insurance with responsible and reputable insurance companies or associations with respect to our properties and business in such amounts covering such risks as is required by any governmental agency having jurisdiction over us.
Default. The holder of the Note may, after the occurrence of an Event of Default, after the passage of the periods of time described below and after giving appropriate notice to us, accelerate the amounts then owing under the Note at the Event of Default Acceleration Amount as set forth in the Note. We will also in certain circumstances in accordance with the Note, increase the conversion rate for a specified period of time in connection with an Event of Default. An “Event of Default” means the occurrence of any of the following:

•a default in the payment when due of any principal, repurchase or redemption amount due under the Note;
•a default for 2 business days in the payment when due of interest on the Note;
•a default in our obligation to convert the Note upon the exercise of the conversion right with respect thereto or upon Forced Conversion;
•a default in our obligation to deliver a notice of a Fundamental Change, and such default continues for 3 business days;
•a materially false or inaccurate certification (including a false or inaccurate deemed certification) by us (A) that the Equity Conditions are satisfied, (B) that there has been no failure of the Equity Conditions, or (C) as to whether any Event of Default has occurred;
•certain defaults in the performance of any of our obligations or agreements under the Note or other transaction documents, or a breach of any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) of the Purchase Agreement; provided, however, that if such default or breach can be cured, then such default or breach will not be an Event of Default unless we have failed to cure such default within 10 days after its occurrence;
•any provision of any Transaction Document (as defined in the Note) at any time for any reason (other than pursuant to the express terms thereof) ceases to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof is contested, directly or indirectly, by us or any of our Subsidiaries, or a proceeding is commenced by us or any of our Subsidiaries or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof;
•a breach of any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) of any Transaction Document, except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of 5 consecutive Trading Days (as definted in the Note);
•at any time, the Note or any shares of Common Stock issuable upon conversion of the Note are not freely tradable;
•we fail to use best efforts to obtain the requisite stockholder approval, required under Nasdaq Listing Standard Rule 5635(d), prior to March 1, 2020;
•we fail to comply with the minimum liquidity covenant set forth above;

•the suspension from trading or failure of Common Stock to be trading or listed on an Eligible Exchange for a period of 10 consecutive Trading Days;
•any breach or default by us under any Transaction Document, except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of 10 consecutive days;
•a default by us or the Subsidiaries with respect to any one or more mortgages, agreements or other instruments under which there is outstanding, or by which there is secured or evidenced, any indebtedness for money borrowed of at least $250,000 (or its foreign currency equivalent) in the aggregate of us or any of our Subsidiaries, whether such indebtedness exists as of the Issue Date or is thereafter created, and whether such default has been waived for any period of time or is subsequently cured, except for capital leases;
•one or more final judgments, orders or awards (or any settlement of any litigation or other proceeding that, if breached, could result in a judgment, order or award) for the payment of at least $250,000 (or its foreign currency equivalent) in the aggregate (excluding any amounts covered by insurance pursuant to which the insurer has been notified and has not denied coverage), is rendered against us or the Subsidiaries and remains unsatisfied and (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order, award or settlement or (ii) there shall be a period of 10 consecutive Trading Days after entry thereof during which (A) a stay of enforcement thereof is not in effect or (B) the same is not vacated, discharged, stayed or bonded pending appeal;
•we fail to timely file our quarterly reports on Form 10-Q or its annual reports on Form 10-K with the Commission in the manner and within the time periods required by the Exchange Act, or we withdraw or restate any such quarterly report or annual report previously filed with the Commission;
•any Security Document (as defined in the Note) shall for any reason fail or cease to create a separate valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien (as defined in the Note) on the Collateral in favor of the Collateral Agent (as defined in the Note) or any material provision of any Security Document shall at any time for any reason cease to be valid and binding on or enforceable against us or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by us or any governmental authority having jurisdiction over us, seeking to establish the invalidity or unenforceability thereof;
•any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than 15 consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Company or any Subsidiary, if any such event or circumstance could have a Material Adverse Effect (as defined in the Purchase Agreement);
•we fail to remove any restrictive legend on any certificate or any shares of Common Stock issued to the holder upon conversion or exercise (as the case may be) of any Securities (as defined in the Purchase Agreement) acquired by the holder under the Purchase Agreement (including the Note) as and when required by such Securities or the Purchase Agreement, unless otherwise then prohibited by applicable federal securities laws, and any such failure remains uncured for at least 5 trading days;

•we or any of our significant Subsidiaries, pursuant to or within the meaning of any Bankruptcy Law, either:
o commences a voluntary case or proceeding;
o consents to the entry of an order for relief against it in an involuntary case or proceeding;
o consents to the appointment of a custodian of it or for any substantial part of its property;
o makes a general assignment for the benefit of its creditors;
o takes any comparable action under any foreign Bankruptcy Law; or
o generally is not paying its debts as they become due; or
•a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that either:
o is for relief against us or any of our Significant Subsidiaries in an involuntary case or proceeding;
o appoints a custodian for us or any of the significant Subsidiaries, or for any substantial part of the property of us or any of our Significant Subsidiaries;
o orders the winding up or liquidation of us or any of our Significant Subsidiaries; or
o grants any similar relief under any foreign Bankruptcy Law,
o and, such order or decree remains unstated and in effect for at least 30 days.
Certain Definitions. For purposes of this Description of the Note, the following terms shall be defined as follows:
“Common Stock” means our common stock, $0.001 par value per share;
“Daily VWAP” means for any trading day, the per share volume-weighted average price of the Common Stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “WKHS <EQUITY> VAP” (or, if such page is not available, its equivalent successor page) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such trading day (or, if such volume-weighted average price is unavailable, the market value of one share of Common Stock on such trading day, determined, using a volume-weighted average price method, by a nationally recognized independent investment banking firm selected by the Company). Daily VWAP will be determined without regard to after-hours trading or any other trading outside of the regular trading session.
“Eligible Exchanges” means any of The New York Stock Exchange, The Nasdaq Capital Market, The Nasdaq Global Market or The Nasdaq Global Select Market (or any of their respective successors).
“Equity Conditions” will be deemed to be satisfied on any date when on such date and on the previous 20 trading days, (i) shares issuable upon conversion of the Note are freely tradable; (ii) the holder is not in possession of any material non-public information provided by or on behalf of us; (iii) there is no Limitation on Conversion; (iv) there are sufficient reserve shares;

(v) no public announcement of a fundamental change has occurred that has not been abandoned, terminated, or consummated; (vi) the Daily VWAP per share of Common Stock is not less than $1.50 (subject to adjustment); (vii) daily reported trading volume is not less than $600,000; and (viii) no Event of Default has occurred nor is continuing.
“Floor Price” means $0.60.
“Market Stock Payment Price” means an amount equal the greater of (A) the Floor Price and (B) ninety percent (90%) of the lesser of (i) the Daily VWAP per share of Common Stock on the trading date immediately prior to such payment or redemption date, as applicable, and (ii) the average of the Daily VWAPs per share of Common Stock of the lowest 2 trading days during the five day trading period ending on, (x) with respect to an interest payment, fundamental change, or company redemption, the trading day immediately prior to the relevant payment or redemption date, as applicable, (y) with respect to an early redemption stock payment date, such redemption date;
“Permitted Intellectual Property Licenses”; means intellectual property (i) licenses in existence at the issue date, including those listed on the schedules to the Security Agreement and (ii) non-perpetual licenses granted in the ordinary course of business on arm’s length terms consisting of the licensing, development or support of technology, so long as not entered into during the continuance of an Event of Default; and
“Qualified Debt Financing” means any non-convertible debt (or similar instruments) resulting in net proceeds to us of no less than $40,000,000 with (i) an annual interest no greater than LIBOR plus 8.00%, (ii) no redemption provisions prior to the maturity date of the Note, (iii) no original issue discount, (iv) no make-whole interest or payments and (v) the purpose of which is to fund working capital for truck production.
Description of the Warrants
The following is a summary description of the Series A Warrants. This summary and each statement contained therein is qualified in its entirety by reference to the complete text of the Form of Series A Warrant, which is attached as Appendix C to this Proxy Statement and incorporated herein by reference. Please read the Form of Warrant and all of the exhibits and schedules thereto in their entirety as the discussion below is only a summary.
General. Subject to the restrictions described below, the Warrants are initially exercisable for up to 15,459,016 shares of our Common Stock at an initial exercise price of $3.05 per share (the “Exercise Price”), subject to adjustment as set forth in the Warrant. The number of shares of Common Stock issuable upon exercise of the Warrants and the Exercise Price will be adjusted upon the split or combination of the Common Stock and certain similar events.
Exercise. The Warrants may not be exercised prior to there having been a redemption (in whole or in part) of the Note by the Company as provided in “Description of the Note—

Redemption at the Option of the Company”. The Warrant shall be exercisable for a number of shares of Common Stock (the “Warrant Amount”) equal to (a) one hundred fifteen percent (115%) of the total principal amount of the Note redeemed at such time (each such time a “Company Note Redemption Time”) as provided in “Description of the Note—Redemption at the Option of the Company”; divided by (b) the Conversion Price (as defined in the Note) as of such Company Note Redemption Time; provided, however, that in the event that there are one or more partial redemptions of the Note, the Warrant Amount shall be sum of the number of shares resulting from the performance of the calculation described herein for each such partial redemption., a redemption of the Note as described in ““Description of the Note—Mandatory Redemption or Conversion” shall not be deemed to be a Company Note Redemption Time and the Warrant Amount shall not be increased as a result of any such redemption.
The Warrants will be exercisable for a period of 90 days after the date upon which they become exercisable.
Exercise Price. The exercise price per share of Common Stock will be equal to the greater of (i) the Conversion Price of the Note on the day the Warrants become exercisable and (ii) the highest daily VWAP of the Common Stock occurring during the 30 consecutive days ending on the day before the Warrants become exercisable. If the Warrants become exercisable on more than one day as a result of partial redemption of the Note by the Company, the exercise price will be set separately for the Warrants becoming exercisable on each such day.
Cashless Exercise. The Warrants permit cashless exercise at all times. The number of Warrants surrendered to effect such cashless exercise will based on the market price of the Common Stock at the time of exercise.
The exercise price per share of Common Stock will be equal to the greater of (i) the Conversion Price of the Note on the day the Warrants become exercisable and (ii) the highest daily VWAP of the Common Stock occurring during the 30 consecutive days ending on the day before the Warrants become exercisable. If the Warrants become exercisable on more than one day as a result of partial redemption of the Note by the Company, the exercise price will be set separately for the Warrants becoming exercisable on each such day.
Limitation on Beneficial Ownership. The Warrants may not be exercised to the extent they cause the holder of the Warrants to become “beneficial owner” of more than 4.9% of our Common Stock for purposes of Section 13(d) of the Securities Exchange Act of 1934 (the “Beneficial Ownership Limitation”). The Beneficial Ownership limitation may be increased at the discretion of the holder of the Warrants to any percentage less than or equal to 9.9% of our Common Stock.
Shareholder Approval. Until shareholder approval is obtained, the total number of shares of our Common Stock issuable in respect of the Note and upon exercise of the Warrants shall not exceed 13,365,035.

Dilutive Impact of this Proposal
The issuance of the shares of our common stock which are the subject of this proposal will result in an increase in the number of shares of common stock outstanding. This will result in a decrease to the respective ownership and voting percentage interests of stockholders prior to such issuance.
Required Vote
Our stockholders may vote “for” or “against” or “abstain” from voting on the following resolution regarding the Purchase Agreement. To be approved, this proposal will require the affirmative vote of a majority of the votes cast on the proposal. If we do not receive the affirmative vote of a majority of the votes cast on the proposal, then Investor may be unable to convert or exercise the Note or Warrants, causing a breach of the Company‘s obligations under the Purchase Agreement. Based on the foregoing, we ask our stockholders to approve the following resolution at the Special Meeting:
“RESOLVED, that stockholders of Workhorse Group Inc. approve the issuance of the maximum number of shares of our common stock issuable in connection with the potential future (A) conversion of Preferred Shares, (B) delivery of shares of common stock in lieu of cash payments of interest and principal on the Note and (C) exercise of Warrants issued pursuant to the Securities Purchase Agreement, dated November 21, 2019, by and among Workhorse Group Inc. and HT Investments MA, LLC.”
This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes and abstentions will have no effect on this proposal.
For the reasons stated above, our Board of Directors believes that approval of this proposal is in our best interests and the best interests of our stockholders.
Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ISSUANCE OF THE MAXIMUM NUMBER OF SHARES OF OUR COMMON STOCK ISSUABLE IN CONNECTION WITH THE POTENTIAL FUTURE (A) CONVERSION OF THE NOTE, (B) DELIVERY OF SHARES OF COMMON STOCK IN LIEU OF CASH PAYMENTS OF INTEREST AND PRINCIPAL ON THE NOTE AND (C) EXERCISE OF WARRANTS ISSUED PURSUANT TO THE PURCHASE AGREEMENT, FOR PURPOSES OF NASDAQ RULE 5635(D). PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS
The Board of Directors knows of no other business which will be presented at the Special Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION
Annual Reports on Form 10-K
Additional copies of Workhorse’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 may be obtained without charge by writing to the Chief Financial Officer, Workhorse Group Inc., 100 Commerce Drive, Loveland, Ohio 45140. Workhorse’s Annual Report on Form 10-K can also be found on Workhorse’s website: www.workhorse.com.
Stockholder Proposals for the 2020 Annual Meeting
Stockholder proposals intended to be presented at the Company’s 2020 annual meeting must be received by the Company no later than [●], 2020 (pursuant to Rule 14a-8 of the Exchange Act, 120 days before the anniversary of the prior year’s mailing date) to be eligible for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2020 annual meeting. Proposals should be addressed to Workhorse Group Inc., Attn. Chief Financial Officer, 100 Commerce Drive, Loveland, Ohio 45140.
For any proposal that is not submitted for inclusion in the proxy statement for the 2020 annual meeting (as described in the preceding paragraph), but is instead sought to be presented directly at the 2020 annual meeting, the federal securities laws require stockholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4 of the Exchange Act) be given no less than 45 days in advance of the one year anniversary date of the date on which the Company first sent its proxy materials for the immediately preceding annual meeting. Accordingly, with respect to the Company’s 2020 annual meeting of stockholders, notice must be provided to Workhorse Group Inc., Attn. Chief Financial Officer, 100 Commerce Drive, Loveland, Ohio 45140 no later than [●]. If a stockholder fails to provide timely notice of a proposal to be presented at the 2020 annual meeting, the chair of the meeting will declare it out of order and disregard any such matter.
Proxy Solicitation Costs
The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, the Proxy card and establishment of the Internet site hosting the proxy material. We have engaged [●] to assist us in the solicitation of votes described above. We will bear the costs of the fees for the solicitation agent, which includes a fee of $[●] and a fee of $[●] per proxy solicitation call with our shareholders Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors
/s/ Raymond Chess
Raymond Chess
Chair of the Board of Directors

APPENDIX A

SECURITIES PURCHASE AGREEMENT
This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of November 21, 2019, is by and among Workhorse Group Inc., a Nevada corporation with offices located at 100 Commerce Drive, Loveland, Ohio 45140 (the “Company”), and each of the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).
RECITALS
A.The Company has authorized a new series of 4.50% Senior Secured Convertible Notes in the form attached hereto as Exhibit A (the “Convertible Notes”), which Convertible Notes shall be convertible into shares of the Company’s common stock, par value $0.001 per share (together with any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock, the “Common Stock”) (such underlying shares of Common Stock issuable pursuant to the terms of the Convertible Notes, including, without limitation, upon conversion, redemption, payment of interest or otherwise, collectively, the “Conversion Shares”).
B. The Company has authorized the issuance of shares of its Common Stock to the Buyers in connection with this Agreement.
C. The Company has authorized the issuance of Warrants to purchase Common Stock in the form attached hereto as Exhibit B (the “Warrants”), which Warrants shall be exercisable upon a redemption of the Convertible Notes for shares of Common Stock in accordance with the terms thereof (such underlying shares of Common Stock issuable upon exercise of a Warrant, collectively, the “Warrant Shares” and, together with the Conversion Shares, the “Underlying Shares”).
D. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the aggregate principal amount of Convertible Notes set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers.
E. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, a Warrant.
F. At the Closing (as defined below), the parties hereto shall execute and deliver a Security Agreement, in the form attached hereto as Exhibit C (the “Security Agreement”), pursuant to which the Company has agreed to grant a first priority security interest to the holders of the Convertible Notes in substantially all of its assets.

G. At or before the Closing, each of the officers and directors of the Company and Stephen S. Burns shall execute and deliver a Voting Agreement, in the form attached hereto as Exhibit D (the “Voting Agreement”), pursuant to which such parties shall agree to vote their shares of the Company’s Common Stock in favour of providing the Requisite Stockholder Approval (as defined in the Convertible Notes).
H. The Convertible Notes, Warrants, Conversion Shares and Warrant Shares are collectively referred to herein as the “Securities.”
I. The Company and each Buyer is executing and delivering this Agreement in reliance upon the effective registration statement on Form S-3 (Commission File No. 333-213100) (the “Registration Statement”) filed by the Company with the United States Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “1933 Act”), for the registration of the Securities, as such Registration Statement may be amended and supplemented from time to time (including pursuant to Rule 462(b) of the 1933 Act), including all documents filed as part thereof or incorporated by reference therein, and including all information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B of the 1933 Act, and the prospectus supplement (the “Prospectus Supplement”) complying with Rule 424(b) of the 1933 Act that is delivered by the Company to each Buyer in connection with the execution and delivery of this Agreement, including the documents incorporated by reference therein, and that is filed with the SEC.
AGREEMENT
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:
1.PURCHASE AND SALE OF PURCHASED SECURITIES.
(a) Purchase of Purchased Securities. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date the following Securities (collectively, the “Purchased Securities”):
(i) the aggregate principal amount of Convertible Notes as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers; and
(ii) a Warrant exercisable for a number of Warrant Shares calculated in accordance with the terms of such Warrant.
(b) Closing.  The closing (the “Closing”) of the purchase of the Purchased Securities by the Buyers shall occur at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, NY 10022. The date and time of the Closing shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such other date as is mutually agreed to by the Company and each Buyer); provided that in no event shall the Closing Date be later than December 9, 2019 (or such other date as is mutually agreed to by the Company and each Buyer). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.
(c) Securities Purchase Price.  The aggregate purchase price for the Purchased Securities to be purchased by each Buyer (the “Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (6) on the Schedule of Buyers.
(d) Form of Payment for Purchased Securities.  On the Closing Date, (i) each Buyer shall pay its respective Purchase Price to the Company for the Purchased Securities to be issued and sold to such Buyer at the Closing set forth opposite such Buyer’s name in column (4) and column (5) on the Schedule of Buyers on the Closing Date, as applicable, by wire transfer of immediately available funds in accordance with the Flow of Funds Letter (as defined below) and (ii) the Company shall:
(A) deliver to each Buyer the aggregate principal amount of Convertible Notes as is set forth opposite such Buyer’s name in column (3) of the Schedule of Buyers, duly executed on behalf of the Company and registered in the name of such Buyer or its designee; and
(B) deliver to each Buyer a Warrant, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.
(e) Purchase Price Allocation.  Each Buyer and the Company agree that the Convertible Notes and the Warrants constitute an “investment unit” for purposes of Section 1273(c)(2) of the Code. The Buyers and the Company mutually agree that the allocation of the issue price of such investment unit between the Convertible Notes and the Warrants in accordance with Section 1273(c)(2) of the Code and Treasury Regulation Section 1.1273-2(h) shall be as set forth on the Schedule of Buyers, and neither the Buyers nor the Company shall take any position inconsistent with such allocation in any tax return or in any judicial or administrative proceeding in respect of taxes.
2. BUYER’S REPRESENTATIONS AND WARRANTIES.
Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the Closing Date:
(a) Organization; Authority.  Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b) Validity; Enforcement.  This Agreement and the Security Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
(c) No Conflicts.  The execution, delivery and performance by such Buyer of this Agreement and the Security Agreement and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.
3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
The Company represents and warrants to each of the Buyers that, as of the date hereof and as of the Closing Date:
(a) Compliance with Registration Requirements. The Registration Statement has become effective under the 1933 Act. The Company has complied, to the SEC’s satisfaction with all requests of the SEC for additional or supplemental information, if any. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the SEC. At the time the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “Annual Report”) was filed with the SEC, or, if later, at the time the Registration Statement was originally filed with the SEC, the Company met the then-applicable requirements for use of Form S-3 under the 1933 Act. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, at the time they were or hereafter are filed with the SEC, or became effective under the Securities Exchange Act of 1934, as amended (the “1934 Act”), as the case may be, complied and will comply in all material respects with the requirements of the 1934 Act.
(b) Disclosure. The Prospectus Supplement when filed complied in all material respects with the 1933 Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective, complied and will comply in all material respects with the 1933 Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus Supplement (including any Prospectus wrapper), as of its date, did not, and at the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no contracts or other documents required to be described in the Prospectus Supplement or to be filed as an exhibit to the Registration Statement which have not been described or filed as required. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries (as defined below) or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of any shares of Common Stock and which has not been publicly announced, (ii) could have a material adverse effect on any Buyer’s investment hereunder or (iii) could have a Material Adverse Effect.
(c) Organization and Qualification.  Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted.  Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below).  As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), or condition (financial or otherwise) of the Company or its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents.  Other than the Persons (as defined below) set forth on Schedule 3(c), the Company has no significant Subsidiaries within the meaning of Rule 1-02(w) of Regulation S-X.  “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”  For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity (as defined below) or any department or agency thereof.
(d) Authorization; Enforcement; Validity.  The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof.  Each Subsidiary has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party.  The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby

(including, without limitation, the issuance of the Convertible Notes and Warrants, the reservation for issuance and issuance of the Underlying Shares issuable upon conversion of the Convertible Notes and Warrants, as applicable) have been duly authorized by the Company’s board of directors, and (other than (i) the filing with the SEC of the Prospectus Supplement in accordance with the requirements of this Agreement, (ii) any filings as may be required by any state securities agencies and (iii) a Listing of Additional Shares Notification with the Principal Market (as defined below) (collectively, the “Required Filings”)) no further filing, consent or authorization is required by the Company, its Subsidiaries, their respective boards of directors or their stockholders or other governing body.  This Agreement has been, and the other Transaction Documents to which it is a party will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.  “Transaction Documents” means, collectively, this Agreement, the Convertible Notes, the Warrants, the Security Agreement, the Voting Agreement, the Irrevocable Transfer Agent Instructions (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.
(e) Issuance of Securities.  The issuance of the Securities are duly authorized and when issued and delivered in accordance with the terms of the Transaction Documents shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof.  As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than 40,000,000 shares for issuance upon the issuance of the Underlying Shares.  Upon issuance, conversion or exercise in accordance with the Convertible Notes or Warrants, as applicable, the Underlying Shares when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.
(f) No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Notes, Warrants and the Underlying Shares and the reservation for issuance of the Underlying Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined below), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) other than the Credit Agreement, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) assuming the accuracy of the representations and warranties in Section 2, result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, assuming, with respect to (ii) and (iii), the making of the Required Filings and except in the case of (ii) and (iii), for such breaches, violations or conflicts as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
(g) Consents.  Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the Required Filings and with respect to the Credit Agreement and such consents, authorizations, filings or registrations the absence of which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), any Governmental Entity or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof.  To the Company’s knowledge, other than the Required Filings, all consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents.  The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock.  “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.
(h) Acknowledgment Regarding Buyer’s Purchase of Securities.  The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act).  The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities.  The Company further represents to each Buyer that the Company’s and each Subsidiary’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company, each Subsidiary and their respective representatives.
(i) Placement Agent.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby.  The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and reasonable and documented out-of-pocket expenses) arising in connection with any such claim.  Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities.
(j) No Integrated Offering.  None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require approval of stockholders of the Company in connection with the offering of the Securities for purposes of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation.  Except as contemplated by the terms of this Agreement, none of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.
(k) Dilutive Effect.  The Company understands and acknowledges that the number of Underlying Shares will increase in certain circumstances.  The Company further acknowledges that its obligation to issue the Warrants and Underlying Shares pursuant to the terms of the Convertible Notes and Warrants in accordance with this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.
(l) Application of Takeover Protections.  The Company and its board of directors have taken or will take prior to the Closing Date all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill, stockholder rights plan or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities.

(m) Financial Statements.  During the one (1) year prior to the date hereof, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC (other than Section 16 ownership filings) pursuant to the reporting requirements of the 1934 Act (reports filed in compliance with the time period specified in Rule 12b-25 promulgated under the 1934 Act shall be considered timely for this purpose) (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).  The Company has delivered or has made available to the Buyers or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system.  Except as set forth on Schedule 3(m), as of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing.  Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate).  No other information provided by or on behalf of the Company to any of the Buyers which is not included in the SEC Documents (including, without limitation, information referred to in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.  The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in material compliance with GAAP and the rules and regulations of the SEC.  The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.
(n) Absence of Certain Changes.  Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, except as specifically set forth in a subsequent SEC Document filed prior to the date hereof, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries.  Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, except as set forth on Schedule 3(n) or as specifically set forth in a subsequent SEC Document filed prior to the date hereof, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business.  Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.  The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below).  For purposes of this Section 3(l), “Insolvent” means, (i) with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below), (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Company and each Subsidiary, individually, (A) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature.
(o) Regulatory Permits.  During the two years prior to the date hereof, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) except as set forth on Schedule 3(o), the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market.  The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(p) Foreign Corrupt Practices.  Neither the Company, the Company’s subsidiary or any director, officer, employee, nor, to the Company’s knowledge, any agent or any other person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act or any other applicable anti-bribery or anti-corruption laws, nor, to the Company’s knowledge, has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:
(i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or
(ii) assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.
(q) Sarbanes-Oxley Act.  Except as disclosed in the SEC Documents, the Company and each Subsidiary is in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.
(r) Transactions With Affiliates.  Except as set forth on Schedule 3(r), no current or former employee, partner, director, officer or shareholder (direct or indirect) of the Company or its Subsidiaries, or any associate, or, to the knowledge of the Company, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently, or has ever been, (i) a party to any transaction with the Company or its Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or shareholder or such associate or affiliate or relative Subsidiaries (other than for ordinary course services as employees, officers or directors of the Company or any of its Subsidiaries)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Company or its Subsidiaries (except for a passive investment (direct or indirect) in less than 5% of the common stock or ordinary shares, as applicable, of a company whose securities are traded on or quoted through an Eligible Market (as defined below)), nor does any such Person receive income from any source other than the Company or its Subsidiaries which relates to the business of the Company or its Subsidiaries or should properly accrue to the Company or its Subsidiaries. No employee, officer, shareholder or director of the Company or any of its Subsidiaries or member of his or her immediate family is indebted to the Company or its Subsidiaries, as the case may be, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other standard employee benefits made generally available to all employees or executives (including share option agreements outstanding under any share option plan approved by the Board of Directors of the Company).
(s) Equity Capitalization.
(i) Authorized and Outstanding Capital Stock.  As of the date hereof, the authorized capital stock of the Company consists of (A) 250,000,000 shares of Common Stock, of which, 66,858,608 are issued and outstanding and 37,399,278 shares are reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Convertible Notes and Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock, and (B) 75,000,000 shares of Preferred Stock, of which (I) 10,000 are designated Series A Preferred Stock, none of which are issued and outstanding, and (II) 1,250,000 are designated Series B Preferred Stock, all of which are issued and outstanding.  No shares of Common Stock are held in the treasury of the Company.
(ii) Valid Issuance; Available Shares; Affiliates.  All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable.  Schedule 3(s)(ii) sets forth the number of shares of Common Stock that are (A) reserved for issuance pursuant to Convertible Securities (other than the Convertible Notes and Warrants) and (B) that are, as of the date hereof, owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act (except pursuant to the Registration Rights Agreement, dated December 31, 2018, among the Company, Marathon Structured Product Strategies Fund, LP, Marathon Blue Grass Credit Fund, LP, Marathon Centre Street Partnership, L.P. and TRS Credit Fund, LP) and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries.  Except as set forth on Schedule 3(s)(ii), to the Company’s knowledge, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Convertible Securities, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws).
(iii) Existing Securities; Obligations.  Except as set forth on Schedule 3(s)(iii): (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) other than stock options and restricted stock awarded to employees of the Company under equity incentive plans adopted by the Company, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.
(iv) Organizational Documents.  The Company has furnished to the Buyers true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all Convertible Securities and the material rights of the holders thereof in respect thereto.
(t) Indebtedness and Other Contracts.  Except as set forth on Schedule 3(t), neither the Company nor any of its Subsidiaries (i) has any material outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound, (ii) has any financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect.  Neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect.  For purposes of this Agreement:  (x) “Indebtedness” of any Person means, without duplication, (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases”

in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.
(u) Litigation.  There is no material action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, except as set forth in Schedule 3(u).  To the knowledge of the Company, no director, officer or employee of the Company or any of its subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation.  Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending, contemplated or anticipated, any inquiry or investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries.  The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act.  After reasonable inquiry of its officers (as defined in Rule 16a-1(f) promulgated under the 1934 Act) and members of its board of directors, the Company is not aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding.  Neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity.

(v) Insurance.  The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for, and neither the Company nor any of its Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
(w) Employee Relations.  Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union.  The Company and its Subsidiaries believe that their relations with their employees are good.  No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary.  To the knowledge of the Company, no executive officer or other key employee of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in material compliance with all applicable federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
(x) Title. Each of the Company and its Subsidiaries holds good title to all real property, leases in real property, facilities or other interests in real property owned or held by the Company or any of its Subsidiaries that is material to the business of the Company (the “Real Property”).  Except as set forth on Schedule 3(x), the Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) Liens for current taxes not yet due, (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto and (c) those that are not likely to result in a Material Adverse Effect.  Any Real Property held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.
(y) Fixtures and Equipment.  Each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its Subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s and/or its Subsidiaries’ businesses (as applicable) in the manner as conducted prior to the Closing. Except as set forth on Schedule 3(y), each of the Company and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Liens except for (a) Liens for current taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.
(z) Intellectual Property Rights.  The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted.  Except as set forth on Schedule 3(z), the Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others.  Except as set forth on Schedule 3(z), there is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights, except where such claim, action or proceeding is not reasonably likely to result in a Material Adverse Effect.  Neither the Company nor any of its Subsidiaries has received any notice alleging any such infringement or claim, action or proceeding.
(aa) Environmental Laws.  (i) The Company and its Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, except in each of the foregoing clauses (A), (B) and (C), where the failure to so comply or having such permits, licenses or other approval would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.
(i) No Hazardous Materials:

(A) to the Company’s knowledge, have been disposed of or otherwise released from any Real Property of the Company or any of its Subsidiaries in violation of any Environmental Laws; or
(B) to the Company’s knowledge, are present on, over, beneath, in or upon any Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws.  No prior use by the Company or any of its Subsidiaries of any Real Property has occurred that violates any Environmental Laws, which violation would have a material adverse effect on the business of the Company or any of its Subsidiaries.
(ii) To the Company’s knowledge, neither the Company nor any of its Subsidiaries knows of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any Real Property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.
(iii) To the knowledge of the Company, none of the Real Property is on any federal or state “Superfund” list or Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.
(bb) Tax Status.  The Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, have a Material Adverse Effect) and (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which reserves required by GAAP have been created in the financial statements of the Company or for cases in which the failure to pay would not have a Material Adverse Effect.  There is no tax deficiency that has been determined adversely to the Company or any of its Subsidiaries which has had a Material Adverse Effect, nor does the Company or its Subsidiaries have any knowledge or notice of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its Subsidiaries and which could reasonably be expected to have a Material Adverse Effect.
(cc) Internal Accounting and Disclosure Controls.  Except as disclosed in the SEC Documents, the Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.  The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a‑15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.  Since the filing of the Annual Report, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.
(dd) Off Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.
(ee) Investment Company Status.  The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,”  or a company controlled by an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
(ff) Acknowledgement Regarding Buyers’ Trading Activity.  It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, none of the Buyers have been asked by the Company or any of its Subsidiaries to agree, nor has any Buyer agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term; (ii) any Buyer, and counterparties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to such Buyer’s knowledge of the transactions contemplated by the Transaction Documents; (iii) each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iv) each Buyer may rely on the Company’s obligation to timely deliver shares of Common Stock upon conversion, exercise or exchange, as applicable, of the Securities as and when required pursuant to the Transaction Documents for purposes of effecting trading in the Common Stock of the Company.  The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the Press Release (as defined below) one or more Buyers may engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock) at various times during the period that the

Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Conversion Shares deliverable with respect to the Securities are being determined and such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock), if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted.  The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Convertible Notes or any other Transaction Document or any of the documents executed in connection herewith or therewith.
(gg) Manipulation of Price.  Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries or (iv) paid or agreed to pay any Person for research services with respect to any securities of the Company or any of its Subsidiaries.
(hh) U.S. Real Property Holding Corporation.  Neither the Company nor any of its Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Buyers, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Code, and the Company and each Subsidiary shall so certify upon any Buyer’s request.
(ii) Transfer Taxes.  All stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with; provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any Underlying Shares upon conversion or exercise of the Convertible Notes or Warrants, as applicable, in a name other than that of the Buyer of such Convertible Notes, and the Company shall not be required to issue or deliver such Underlying Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.
(jj) Bank Holding Company Act.  Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).  Neither the Company nor any of its Subsidiaries owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.  Neither the Company nor any of its Subsidiaries exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.
(kk) Shell Company Status.  The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).
(ll) Illegal or Unauthorized Payments; Political Contributions.  Neither the Company nor any of its Subsidiaries nor, to the best of the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or affiliates, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office to influence official action or secure an improper advantage, except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.
(mm) Money Laundering.  The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.
(nn) Management.  During the past five year period, no current or former officer or director, to the knowledge of the Company, has been the subject of:
(i) a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;
(ii) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);
(iii) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:
(1) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker,

leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;
(2) Engaging in any particular type of business practice; or
(3) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;
(iv) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;
(v) a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or
(vi) a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.
(oo) Stock Option Plans.  Except as set forth on Schedule 3(oo), each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law.  To the Company’s knowledge, no stock option granted under the Company’s stock option plan has been backdated.  The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.
(pp) Cybersecurity.  The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants that would reasonably be expected to have a material adverse effect on the Company’s business. The Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (iv) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (v) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. There have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and its Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.
(qq) Compliance with Data Privacy Laws.  The Company and its Subsidiaries are, and at all prior times were, in material compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, and the Company and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, the GDPR (EU 2016/679) (collectively, the “Privacy Laws”). To ensure compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its Subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Company further certifies that neither it nor any Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(rr) No Additional Agreements.  The Company does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.
(ss) Disclosure.  The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents.  The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company.  All disclosure provided to the Buyers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to each Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2. Except for the representations and warranties contained in this Section 3 (including the related portions of the Schedules) and in Section 2 of the Security Agreement, neither the Company nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of the Company.
4. COVENANTS.
(a) Best Efforts.  Each Buyer shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 6 of this Agreement.  The Company shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 7 of this Agreement.
(b) Blue Sky.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the applicable Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.  Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the

Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyers.
(c) Use of Proceeds.  The Company will use the net proceeds from the sale of the Securities for repayment of all of its outstanding indebtedness under that certain Credit Agreement, dated December 31, 2018, by and among the Company, as the Borrower, Marathon Structured Product Strategies Fund, LP, Marathon Blue Grass Credit Fund, LP, Marathon Centre Street Partnership, L.P. and TRS Credit Fund, LP, as the Lenders, and Wilmington Trust, National Association, as the Agent (as amended, the “Credit Agreement”), and, to the extent that any net proceeds from the sale of the Securities are remaining after repayment of the Credit Agreement, for general corporate purposes, but not, directly or indirectly, for (i) the redemption or repurchase of any securities of the Company or any of its Subsidiaries or (ii) the settlement of any outstanding litigation that involves payment by the Company or $500,000 or more.
(d) Listing.  The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Underlying Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Underlying Shares from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system.  The Company shall maintain the Common Stock’s listing or authorization for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the NYSE American, the Nasdaq Global Market or the Nasdaq Global Select Market (each, an “Eligible Market”).  Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market.  The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(d).
(e) Fees. The Company shall pay for the due diligence and legal fees and expenses incurred by the Buyers in connection with the structuring, documentation, negotiation, and closing of the transactions contemplated by the Transaction Documents (and the enforcement thereof by the Buyers), including, without limitation, all reasonable legal fees and disbursements of Latham & Watkins LLP, counsel to the lead Buyer, and due diligence and regulatory filings in connection therewith (the “Transaction Expenses”) and such Transaction Expenses, to the extent they have not already been paid to the Buyer, may be withheld by the lead Buyer from its Purchase Price at the Closing; provided, however, that the legal fees and expenses payable by the Company hereunder in connection with the structuring, documentation, negotiation, and closing of the transactions contemplated by the Transaction Documents shall not exceed $150,000. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, fees of the Depository Trust Company (“DTC”) or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby.  The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and reasonable and documented out-of-pocket expenses) arising in connection with any claim relating to any such payment.  Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.
(f) Pledge of Securities.  Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities.  The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document.  The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.
(g) Disclosure of Transactions and Other Material Information.
(i) Disclosure of Transaction.  The Company shall, on or before 9:15 a.m., New York time, on the date of this Agreement, issue a press release (the “Press Release”) reasonably acceptable to the Buyers disclosing all the material terms of the transactions contemplated by the Transaction Documents.  No later than 5:30 p.m., New York time, on the fourth (4th) Business Day after the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (the “8-K Filing”).  From and after the issuance of the Press Release, the Company shall have disclosed all material, non-public information (if any) provided to any of the Buyers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents.  In addition, effective upon the issuance of the Press Release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate.
(ii) Limitations on Disclosure.  Other than as required under the Transaction Documents (but subject to any other disclosure obligations of the Company with respect thereto), the Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof unless prior thereto such Buyer shall have consented in writing to the receipt of such information and agreed with the Company to keep such information confidential.  To the extent that the Company delivers any material, non-public information to a Buyer without such Buyer’s prior written consent, the Company hereby covenants and agrees that such Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information, provided that the Buyer shall remain subject to applicable law.  Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of any Buyer, to make the Press Release and any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).  Without the prior written consent of the applicable Buyer (which may be granted or withheld in such Buyer’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of such Buyer in any filing, announcement, release or otherwise, except in the 8-K filing and as otherwise may be required by applicable law.  Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that no Buyer shall have (unless expressly agreed to by a particular Buyer after the date hereof in a written definitive and binding agreement executed by the Company and such particular Buyer (it being understood and agreed that no Buyer may bind any other Buyer with respect thereto)), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or any of its Subsidiaries.
(h) Additional Issuance of Securities.
(i) So long as any Convertible Notes or Warrants remain outstanding, the Company will not, without the prior written consent of the Required Holders (as defined below), issue any Convertible Notes or Warrants (other than to the Buyers as contemplated hereby) and the Company shall not issue any other securities that would cause a breach or default under the Convertible Notes or Warrants.  The Company agrees that for the period commencing on the date hereof and ending on the date immediately following the 90th calendar day after the Closing Date (the “Restricted Period”), neither the Company nor any of its Subsidiaries shall directly or indirectly (i) issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act), any Convertible Securities, any preferred stock or any purchase rights) (any such issuance, offer, sale, grant, disposition or announcement (whether occurring during the Restricted Period or at any time thereafter) is referred to as a “Subsequent Placement”) or (ii) submit or file any registration statement under the 1933 Act in respect of any of the foregoing.  Notwithstanding the foregoing, this Section 4(h)(i) shall not apply during the Restricted Period in respect of the issuance of (i) shares of Common Stock or standard options to purchase Common Stock, restricted stock, or other incentive equity awards issued to directors, officers, consultants or employees of the Company in their capacity as such pursuant to an Approved Stock Plan (as defined below), provided that (1) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such options) after the date hereof pursuant to this clause (i) do not, in the aggregate, exceed more than 5% of the Common Stock issued and outstanding immediately prior to the date hereof and (2) the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the Buyers; (ii) shares of Common Stock issued upon the conversion, exercise, or settlement of (or otherwise pursuant to the terms of) Convertible Securities (other than standard options to purchase Common Stock or other incentive equity awards issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the date hereof, provided that the conversion, exercise or other method of issuance (as the case may be) of any such Convertible Security is made solely pursuant to the conversion, exercise or other method of issuance (as the case may be) provisions of such Convertible Security that were in effect on the date immediately prior to the date of this Agreement, the conversion, exercise or issuance price of any such Convertible Securities (other than standard options to purchase Common Stock or other incentive equity awards issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered, none of such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard options to purchase Common Stock or other incentive equity awards issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects any of the Buyers; (iii) shares of the Company’s capital stock issuable pursuant to shareholder rights plans; (iv) shares of Common Stock issued as matching contributions under the Company’s 401(k) plan; and (v) the Underlying Shares.  “Approved Stock Plan” means any stock option plans, equity incentive plans or employee benefit plans which have been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock, restricted stock and other incentive equity awards may be issued to any employee, officer, consultant or director for services provided to the Company in their capacity as such.  “Convertible Securities” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries.
(ii) In addition, so long as any Convertible Notes remain outstanding, the Company and each Subsidiary shall be prohibited from effecting, or entering into an agreement to effect, any Subsequent Placement involving a Variable Rate Transaction or any Convertible Notes issued hereunder. “Variable Rate Transaction” means a transaction in which the Company or any Subsidiary (i) issues or sells any Convertible Securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, other than pursuant to a customary “weighted average” anti-dilution provision or customary adjustments for stock splits, stock dividends, stock combinations, recapitalizations and similar events or (ii) enters into any agreement (including, without limitation, an equity line of credit or an “at-the-market” offering) whereby the Company or any Subsidiary may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights).
(iii) Each Buyer shall be entitled to obtain injunctive relief against the Company and its Subsidiaries to preclude any issuance prohibited by this Section 4(h), which remedy shall be in addition to any right to collect damages.
(i) Reservation of Shares.  So long as any of the Convertible Notes or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the greater of (i) the product of (a) 40,000,000 multiplied by (b) the outstanding face amount of the Convertible Notes divided by $41,000,000 and (ii) 100% of the maximum number of shares of Common Stock issuable upon (A) conversion of all the Convertible Notes then outstanding (assuming for purposes hereof that (x) the Convertible Notes are convertible at the then current Event of Default Conversion Price, (y) interest on the Convertible Notes shall accrue through November 1, 2022 and will be paid in shares of Common Stock at a price equal to the Event of Default Conversion Price and (z) any such conversion shall not take into account any limitations on the conversion of the Convertible Notes set forth in the Convertible Notes) and (B) exercise of all Warrants then outstanding, as applicable (collectively, the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 4(i) be reduced other than in connection with any stock combination, reverse stock split or other similar transaction or proportionally in connection with any conversion and/or redemption, as applicable, of the Convertible Notes, or the exercise of the Warrants.  If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, obtain stockholder approval (if required) of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.
(j) Conduct of Business.  The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(k) Passive Foreign Investment Company.  The Company shall conduct its business, and shall cause its Subsidiaries to conduct their respective businesses, in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Code.
(l) Restriction on Redemption and Cash Dividends.  Except for dividends required by the Company’s Class B Preferred Stock as of the date of this Agreement, so long as any of the Convertible Notes are outstanding, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, any securities of the Company without the prior express written consent of the Buyers (other than as required by the Convertible Notes or as required by the terms thereof as in effect on the date hereof).
(m) Corporate Existence.  So long as any Convertible Notes or Warrants remain outstanding, the Company shall not be party to any Fundamental Change (as defined in the Convertible Notes) or a Fundamental Transaction (as defined in the Warrants) unless the Company is in compliance with the applicable provisions governing Fundamental Changes set forth in the Convertible Notes and the applicable provisions governing Fundamental Transactions set forth in the Warrants.
(n) Stock Splits.  Until the Convertible Notes and Warrants are no longer outstanding, the Company shall not effect any stock combination, reverse stock split or other similar transaction (or make any public announcement or disclosure with respect to any of the foregoing) without the prior written consent of the Required Holders, except as required by any Principal Market to provide for the eligibility or continued eligibility of the Common Stock for listing or quotation on such market.
(o) Conversion / Exercise Procedures.  The form of conversion notice included in the Convertible Notes and form of exercise notice included in the Warrants, as applicable, set forth the totality of the procedures required of the Buyers in order to convert the Convertible Notes or exercise the Warrants, respectively.  No additional legal opinion, other information or instructions shall be required of the Buyers to convert their Convertible Notes or exercise their Warrants, as applicable.  The Company shall honor conversions of the Convertible Notes and exercises of the Warrants, and shall deliver the Underlying Shares in accordance with the terms, conditions and time periods set forth in the Convertible Notes and Warrants, as applicable.
(p) Regulation M.  The Company will not take any action prohibited by Regulation M under the 1934 Act, in connection with the distribution of the Securities contemplated hereby.
(q) Integration.  None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act), or any person acting on behalf of the Company or such affiliate will sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) which will be integrated with the sale of the Securities in a manner which would require stockholder approval under the rules and regulations of the Principal Market and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the rules and regulations of the Principal Market, with the issuance of Securities contemplated hereby.

(r) Closing Documents.  On or prior to fourteen (14) calendar days after the Closing Date, the Company agrees to deliver, or cause to be delivered, to each Buyer and Latham & Watkins LLP a complete closing set of the respective executed Transaction Documents, Securities and any other document required to be delivered to any party pursuant to Section 7 hereof or otherwise (which may be in photocopies or pdf versions of executed copies).
(s) Stockholder Approval. Following the Closing, the Company agrees to use best efforts to obtain, at a special meeting of the stockholders of the Company (at which a quorum is present) as soon as reasonably practical and in no event later than March 1, 2020 (the “Stockholder Meeting”), the Requisite Stockholder Approval. The Company will prepare and file with the SEC a proxy statement to be sent to the Company’s stockholders in connection with the Stockholder Meeting (the “Proxy Statement”). The Proxy Statement shall include the Board of Directors’ recommendation that the holders of shares of the Company’s Common Stock vote in favor of the Requisite Stockholder Approval. If the Requisite Stockholder Approval is not obtained at or prior to the Stockholder Meeting, the Company will hold a special meeting of the stockholders of the Company for the purposes of obtaining such Requisite Stockholder Approval no less often than every ninety (90) days following the date of the Stockholder Meeting until the Requisite Stockholder Approval is obtained, and the Board of Directors will recommend that the holders of shares of the Company’s Common Stock vote in favor of the Requisite Stockholder Approval at each such meeting.
(t) Legends. Certificates and any other instruments evidencing the Securities shall not bear any restrictive or other legend.
5. REGISTER; TRANSFER AGENT INSTRUCTIONS.
(a) Register.  The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Securities in which the Company shall record the name and address of the Person in whose name the Purchased Securities have been issued (including the name and address of each transferee), the aggregate number of the Convertible Notes and Warrants held by such Person, the number of Conversion Shares issuable pursuant to the terms of the Convertible Notes held by such Person and the number of Warrant Shares issuable pursuant to the exercise of Warrants held by such Person.  The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.
(b) Transfer Agent Instructions.  The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent (as applicable) (the “Transfer Agent”) in a form acceptable to each of the Buyers (the “Irrevocable Transfer Agent Instructions”) to credit shares to each such Buyer’s (or its designee’s) account at DTC through its Deposit/Withdrawal At Custodian (“DWAC”) System or, if the DWAC System is not available, to issue certificates to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), for the Underlying Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Convertible Notes or the exercise of the Warrants, as applicable.  The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b) will be given by the

Company to the Transfer Agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents.  If a Buyer effects a sale, assignment or transfer of the Securities, the Company shall permit the transfer and shall promptly instruct Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.  Any fees (with respect to the Transfer Agent, counsel to the Company or otherwise) associated with the removal of any legends on any of the Securities shall be borne by the Company.
(c) FAST Compliance.  While any Convertible Notes or Warrants remain outstanding, the Company shall maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program.
6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL THE PURCHASED SECURITIES.
(a) The obligation of the Company hereunder to issue and sell the Purchased Securities to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:
(i) Such Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.
(ii) Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price for the Purchased Securities being purchased by such Buyer at the Closing by wire transfer of immediately available funds in accordance with the Flow of Funds Letter.
(iii) The representations and warranties of such Buyer shall be true and correct in all material respects (except for such representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.
7. CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE THE PURCHASED SECURITIES.
(a) The obligation of each Buyer hereunder to purchase its Purchased Securities at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:
(i) The Company and each Subsidiary (as the case may be) shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Buyer a Warrant in accordance with Section 1(a) and the Purchased Securities as set forth across from such Buyer’s name in column (3) of the Schedule of Buyers as being purchased by such Buyer at the Closing pursuant to this Agreement.
(ii) Such Buyer shall have received the opinion of Taft Stettinius & Hollister LLP, the Company’s counsel, dated as of the Closing Date, in the form acceptable to such Buyer.
(iii) The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form acceptable to such Buyer, which instructions shall have been delivered to and acknowledged in writing by the Transfer Agent.
(iv) The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date.
(v) The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation as certified by the Delaware Secretary of State within ten (10) days of the Closing Date.
(vi) The Company shall have delivered to such Buyer a certificate, in the form acceptable to such Buyer, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s board of directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation of the Company and (iii) the Bylaws of the Company, each as in effect at the Closing.
(vii) Each and every representation and warranty of the Company shall be true and correct in all material respects (except for such representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all material respects with (except for covenants, agreements or conditions) that are qualified by materiality or material adverse effect, which shall be performed, satisfied and complied in all respects with) the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date.  Such Buyer shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form acceptable to such Buyer.
(viii) The Company shall have delivered to such Buyer a letter from the Transfer Agent certifying the number of shares of Common Stock outstanding on the Closing Date immediately prior to the Closing.
(ix) The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (1) in writing by the SEC or the Principal Market or (2) by falling below the minimum maintenance requirements of the Principal Market.
(x) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Purchased Securities, including without limitation, those required by the Principal Market, if any.
(xi) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
(xii) Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.
(xiii) The Company shall have obtained approval of the Principal Market to list or designate for quotation (as the case may be) the Underlying Shares and confirmation from the Principal Market that no stockholder vote or other conditions under the rules of the Principal Market shall apply to the sale of the Purchased Securities or the issuance of the Underlying Shares.
(xiv) Such Buyer shall have received a letter on the letterhead of the Company, duly executed by the Chief Executive Officer of the Company, setting forth the wire amounts of each Buyer and the wire transfer instructions of the Company (the “Flow of Funds Letter”).

(xv) The Company shall have repaid, or cause to be repaid, all of its outstanding indebtedness under the Credit Agreement, and the Company shall have obtained and delivered payoff letters and releases relating to the Credit Agreement to such Buyer in form and substance satisfactory to such Buyer.
(xvi) The Company and its Subsidiaries shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by the Transaction Documents as such Buyer or its counsel may reasonably request.
(xvii) The Company shall have delivered to such Buyer the results of a recent lien, bankruptcy and judgment search in each relevant jurisdiction with respect to the Company and its Subsidiaries and such search shall reveal no Liens on any of the Collateral (as such term is defined in the Security Agreement) or other assets of the Company and its Subsidiaries except, in the case of assets other than Collateral, for Permitted Liens (as such term is defined in the Convertible Notes) and except for Liens to be discharged on or prior to the Closing Date pursuant to documentation reasonably satisfactory to the Buyer.
(xviii) The Company shall have delivered to Buyer a duly completed and executed perfection certificate in the form attached hereto as Exhibit E.
(xix) The Company shall have delivered to such Buyer executed copies of the Voting Agreements executed by each of the officers and directors of the Company and Stephen S. Burns.
8. TERMINATION.
In the event that the Closing shall not have occurred with respect to a Buyer on or before December 9, 2019 (the “Outside Date”), then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided however, that if this Agreement is terminated by the Buyers due to (i) the failure of the condition set forth in Section 7(a)(xv) hereof to be satisfied by the Outside Date or (ii) the failure of any other condition set forth in Section 7(a) hereof to be satisfied by the Outside Date as a result of the failure of the Company to use reasonable best efforts to cause the satisfaction of such conditions by such date, then the Company shall pay to the Buyers (A) $400,000, which shall be allocated to the Buyers according to the respective amount set forth opposite such Buyer’s name in column (4) in proportion to the total amount in column (4), and (B) all costs and expenses of the Buyers reasonably incurred as of such date (including, without limitation, reasonable attorneys’ fees and expenses); provided further, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Purchased Securities shall be applicable only to such Buyer providing such written notice; provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described in Section 4(e) above.  Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.
9. MISCELLANEOUS.
(a) Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.
(b) Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.
(c) Headings; Gender.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.  Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof.  The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.”  The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.
(d) Severability; Maximum Payment Amounts.  If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).  Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company and/or any of its Subsidiaries (as the case may be), or payable to or received by any of the Buyers, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law.  Accordingly, if any obligation to pay, payment made to any Buyer, or collection by any Buyer pursuant the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Buyer, the Company and its Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law.  Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Buyer under the Transaction Documents.  For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.
(e) Entire Agreement; Amendments.  This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyers, the Company, its Subsidiaries, their affiliates and Persons acting on their behalf, including, without limitation, any transactions by any Buyer with respect to Common Stock or the Securities, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Buyer has entered into with, or any instruments any Buyer has received from, the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to any Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Buyer, or any instruments any Buyer received from the Company and/or any of its Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect.  Except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  For clarification purposes, the Recitals are part of this Agreement.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Holders, and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable; provided that no such amendment shall be effective to the extent that it (A) applies to less than all of the holders of the Securities then outstanding or (B) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion).  No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Holders may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion).  No consideration (other than reimbursement of legal fees) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents and all holders of the Purchased Securities.  From the date hereof and while any Purchased Securities are outstanding, the Company shall not be permitted to receive any consideration from a Buyer or a holder of Purchased Securities that is not otherwise contemplated by the Transaction Documents in order to, directly or indirectly, induce the Company or any Subsidiary (i) to treat such Buyer or holder of Purchased Securities in a manner that is more favorable than to other similarly situated Buyers or holders of Purchased Securities, or (ii) to treat any Buyer(s) or holder(s) of Purchased Securities in a manner that is less favorable than the Buyer or holder of Purchased Securities that is paying such consideration; provided, however, that the determination of whether a Buyer has been treated more or less favorably than another Buyer shall disregard any securities of the Company purchased or sold by any Buyer.  The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.  Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise.  As a material inducement for each Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by a Buyer, any of its advisors or any of its representatives shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (y) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document.  “Required Holders” means (I) prior to the Closing Date, each Buyer entitled to purchase Purchased Securities at the Closing and (II) on or after the Closing Date, holders of a majority of the Underlying Shares in the aggregate as of such time issued or issuable hereunder or pursuant to the Convertible Notes or Warrants, as applicable.
(f) Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same.  The addresses, facsimile numbers and e-mail addresses for such communications shall be:
If to the Company:
(i) Workhorse Group Inc.
100 Commerce Drive
Loveland, Ohio 45140
Attention: Stephen M. Fleming
Facsimile: (516)-977-1209
Email: smf@flemingpllc.com

with a copy (for informational purposes only) to:
Taft Stettinius & Hollister LLP
425 Walnut Street, Suite 1800
Cincinnati, OH 45202
Attention: David A. Zimmerman
Facsimile: (513) 381-0205
Email: dzimmerman@taftlaw.com

If to the Transfer Agent:
Empire Stock Transfer, Inc.
1859 Whitney Mesa Drive
Henderson, NV 89014
Telephone:  (702) 818-5898
Facsimile:  (702) 974-1444
Attention: Brian Barthlow
E-mail: brian@empirestock.com

If to a Buyer, to (i) its e-mail address set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers and (ii) to Eric Helenek, High Trail Capital, 221 River Street, 9th Floor, Hoboken, NJ 07030 (telephone: (917) 414-1733)
with a copy (for informational purposes only) to:
Latham & Watkins LLP
885 Third Avenue
New York, NY 10022
Telephone:  (212) 906-1200
Facsimile:  (212) 751-4864
Attention:  Peter N. Handrinos, Esq.
E-mail:  peter.handrinos@lw.com

or to such other address, e-mail address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and, with respect to each facsimile transmission, an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.
(g) Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Purchased Securities.  The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including, without limitation, by way of a Fundamental Change (as defined in the Convertible Notes) or a Fundamental Transaction (as defined in the Warrants) (unless the Company is in compliance with the applicable provisions governing Fundamental Changes set forth in the Convertible Notes and the provisions governing Fundamental Transaction set forth in the Warrants).  A Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, provided such assignee agrees in writing to be bound by the provisions hereof that apply to Buyers in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.
(h) No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 9(k).
(i) Survival.  The representations, warranties, agreements and covenants shall survive the Closing.  Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.
(j) Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
(k) Indemnification.
(i) In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, or (B) the status of such Buyer or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief); provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arise primarily out of or is based primarily upon the inaccuracy of any representations and warranties made by such Buyer herein or the gross negligence or willful misconduct of such Buyer.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.
(ii) Promptly after receipt by an Indemnitee under this Section 9(k) of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 9(k), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (iii) the named parties to any such Indemnified Liability (including, without limitation, any impleaded parties) include both such Indemnitee and the indemnifying party, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the indemnifying party (in which case, if such Indemnitee notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party), provided further that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee. The Indemnitee shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnitee which relates to such Indemnified Liability. The indemnifying party shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnitee under this Section 9(k), except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action. The indemnification required by this Section 9(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred. The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnitees against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.
(l) Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty.  Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the date of this Agreement.  Notwithstanding anything in this Agreement to the contrary, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Company in order for such Buyer (or its broker or other financial representative) to effect short sales or similar transactions in the future.
(m) Remedies.  Each Buyer and in the event of assignment by Buyer of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Furthermore, the Company recognizes that in the event that it or any Subsidiary fails to perform, observe, or discharge any or all of its or such Subsidiary’s (as the case may be) obligations under the Transaction Documents, any remedy at law would inadequate relief to the Buyers.  The Company therefore agrees that the Buyers shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security.  The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

(n) Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company or any Subsidiary does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company or such Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.
(o) Payment Set Aside; Currency.  To the extent that the Company makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.  Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars.  All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation.  “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.
(p) Judgment Currency.
(i) If for the purpose of obtaining or enforcing judgment against the Company in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9(p) referred to as the “Judgment Currency”) an amount due in U.S. Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Business Day immediately preceding:
(1) the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date; or
(2) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 9(p)(i)(2) being hereinafter referred to as the “Judgment Conversion Date”).

(ii) If in the case of any proceeding in the court of any jurisdiction referred to in Section 9(p)(i)(2)  above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of U.S. Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.
(iii) Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.
(q) Independent Nature of Buyers’ Obligations and Rights.  The obligations of each Buyer under the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Buyers are in any way acting in concert or as a group or entity, and the Company shall not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Buyers are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents.  The decision of each Buyer to purchase Securities pursuant to the Transaction Documents has been made by such Buyer independently of any other Buyer.  Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with such Buyer making its investment hereunder and that no other Buyer will be acting as agent of such Buyer in connection with monitoring such Buyer’s investment in the Securities or enforcing its rights under the Transaction Documents.  The Company and each Buyer confirms that each Buyer has independently participated with the Company and its Subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.  The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of any Buyer, and was done solely for the convenience of the Company and its Subsidiaries and not because it was required or requested to do so by any Buyer.  It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company, each Subsidiary and a Buyer, solely, and not between the Company, its Subsidiaries and the Buyers collectively and not between and among the Buyers.

(r) Performance Date.  If the date by which any obligation under any of the Transaction Documents must be performed occurs on a day other than a Business Day, then the date by which such performance is required shall be the next Business Day following such date.
(s) Enforcement Fees.  The Company agrees to pay all costs and expenses of the Buyers reasonably incurred as a result of enforcement of the Transaction Documents and the collection of any amounts owed to the Buyers hereunder (whether in cash, equity or otherwise), including, without limitation, reasonable attorneys’ fees and expenses.
[signature pages follow]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

WORKHORSE GROUP INC.

By:	/s/ Duane A. Hughes
	Name:	Duane A. Hughes
	Title:	Chief Executive Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

HT INVESTMENTS MA, LLC

By:	/s/ Eric Helenek
	Name:	Eric Helenek
	Title:	Authorized Signatory

APPENDIX B

WORKHORSE GROUP INC.

Senior Secured Convertible Note due 2022

Certificate No. A-1

Workhorse Group Inc., a Nevada corporation, for value received, promises to pay to HT Investments MA, LLC (the “Initial Holder”), or its registered assigns, one hundred and twelve percent (112%) of the principal sum of forty-one million dollars ($41,000,000) (such principal sum, the “Principal Amount,” and 112% of such Principal Amount, the “Maturity Principal Amount”) on November 1, 2022, and to pay interest thereon, as provided in this Note, in each case as provided in and subject to the other provisions of this Note, including the earlier redemption, repurchase or conversion of this Note.

Additional provisions of this Note are set forth on the other side of this Note.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, Workhorse Group Inc. has caused this instrument to be duly executed as of the date set forth below.

WORKHORSE GROUP INC.

Date: [  • ], 2019     By:
Name:
Title:

WORKHORSE GROUP INC.

Senior Secured Convertible Note due 2022

This Note (this “Note” and, collectively with any Note issued in exchange therefor or in substitution thereof, the “Notes”) is issued by Workhorse Group Inc., a Nevada corporation (the “Company”), and designated as its “Senior Secured Convertible Notes due 2022.”

Section 1.DEFINITIONS.
“Affiliate” has the meaning set forth in Rule 144 under the Securities Act.

"Attribution Parties" means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder's investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Common Stock would or could be aggregated with the Holder's and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

“Authorized Denomination” means, with respect to the Notes, a Principal Amount thereof equal to $1,000 or any integral multiple of $1,000 in excess thereof.

“Bankruptcy Law” means Title 11, United States Code, or any similar U.S. federal or state or non-U.S. law for the relief of debtors.

“Board of Directors” means the board of directors of the Company or a committee of such board duly authorized to act on behalf of such board.

“Business Combination Event” has the meaning set forth in Section 10.

“Business Day” means any day other than a Saturday, a Sunday or any day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

“Capital Lease” means, with respect to any Person, any leasing or similar arrangement conveying the right to use any property, whether real or personal property, or a combination thereof, by that Person as lessee that, in conformity with GAAP, is required to be accounted for as a capital lease on the balance sheet of such Person.

“Capital Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a Capital Lease that would at that time be required to be capitalized on a balance sheet prepared in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty.

“Capital Stock” of any Person means any and all shares of, interests in, rights to purchase, warrants or options for, participations in, or other equivalents of, in each case however designated, the equity of such Person, but excluding any debt securities convertible into such equity.

“Cash” means all cash and liquid funds.

“Cash Equivalents” means, as of any date of determination, any of the following: (A) marketable securities (i) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government, or (ii) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one (1) year after such date; (B) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one (1) year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from Standard & Poor’s Corporation or at least P-1 from Moody’s Investors Service; (C) commercial paper maturing no more than one (1) year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from Standard & Poor’s Corporation or at least P-1 from Moody’s Investors Service; (D) certificates of deposit or bankers’ acceptances maturing within one (1) year after such date and issued or accepted by any commercial bank organized under the laws of the United States of America or any State thereof or the District of Columbia that (i) is at least “adequately capitalized” (as defined in the regulations of its primary federal banking regulator), and (ii) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (E) shares of any money market mutual fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clauses (A) and (B) above, (ii) has net assets of not less than $500,000,000, and (iii) has the highest rating obtainable from either Standard & Poor’s Corporation or Moody’s Investors Service.

“Close of Business” means 5:00 p.m., New York City time.

“Collateral” has the meaning set forth in the Security Agreement.

“Collateral Agent” means HT Investments MA, LLC in its capacity as collateral agent for the Holder and each Other Holder, together with any successor thereto in such capacity.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, subject to Section 8(J).

“Common Stock Change Event” has the meaning set forth in Section 8(J).

“Company Redemption Base Price” means, with respect to a redemption of this Note pursuant to Section 7(A), a cash amount equal to the greater of (A) the portion of the then outstanding Maturity Principal Amount of such Note elected to be redeemed by the Company; and (B) one hundred and fifteen percent (115%) of the product of (i) the Conversion Rate in effect as of the Trading Day immediately preceding the related Company Redemption Date; (ii) the Principal Amount of this Note to be so redeemed divided by $1,000; and (iii) the Company Redemption Stock Price for such redemption.

“Company Redemption Date” has the meaning set forth in Section 7(A).

“Company Redemption Excess Amount” means, with respect to a redemption of this Note pursuant to Section 7(A), a cash amount equal to (A) one hundred and fifteen percent (115%) of the product of (i) the Conversion Rate in effect as of the Trading Day immediately preceding the related Company Redemption Date; (ii) the Principal Amount of this Note to be so redeemed divided by $1,000; and (iii) the Company Redemption Stock Price for such redemption; minus (B) the Maturity Principal Amount of such Note; provided, that such Company Redemption Excess Amount shall not be less than zero.

“Company Redemption Price” means the cash price payable by the Company to redeem this Note pursuant to Section 7(A)(ii).

“Company Redemption Stock Price” means, with respect to any redemption of this Note, the highest Daily VWAP per share of Common Stock occurring during the thirty (30) consecutive days ending on, and including, the day immediately before the related Company Redemption Date.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (A) any Indebtedness or other obligations of another Person, including any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (B) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (C) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement

“Conversion Consideration” has the meaning set forth in Section 8(D)(i).

“Conversion Date” means, with respect to a Note, the first Business Day on which the requirements set forth in Section 8(C)(i) to convert such Note are satisfied.

“Conversion Price” means, as of any time, an amount equal to (A) one thousand dollars ($1,000) divided by (B) the Conversion Rate in effect at such time.

“Conversion Rate” initially means 327.8689 shares of Common Stock per $1,000 Principal Amount of Notes; provided, however, that the Conversion Rate is subject to adjustment pursuant to Section 8; provided, further, that whenever this Note refers to the Conversion Rate as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Conversion Rate immediately after the Close of Business on such date.

“Copyright License” means any written agreement granting any right to use any Copyright or Copyright registration, now owned or hereafter acquired by the Company or in which the Company now holds or hereafter acquires any interest.

“Copyrights” means all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof, or of any other country.

“Covering Price” has the meaning set forth in Section 8(D)(v)(1).

“Certus” has the meaning set forth in the definition of “Permitted Investments”.

“Daily VWAP” means, for any VWAP Trading Day, the per share volume-weighted average price of the Common Stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “WKHS <EQUITY> VAP” (or, if such page is not available, its equivalent successor page) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such VWAP Trading Day (or, if such volume-weighted average price is unavailable, the market value of one share of Common Stock on such VWAP Trading Day, determined, using a volume-weighted average price method, by a nationally recognized independent investment banking firm selected by the Company). The Daily VWAP will be determined without regard to after-hours trading or any other trading outside of the regular trading session.

“Default” means any event that is (or, after notice, passage of time or both, would be) an Event of Default.

“Default Interest” has the meaning set forth in Section 4(B).

“Defaulted Amount” has the meaning set forth in Section 4(B).

“Defaulted Shares” has the meaning set forth in Section 8(D)(v).

“Deferral Notice” has the meaning set forth in Section 7(B)(ii).

“Disqualified Stock” means, with respect to any Person, any Capital Stock that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

(A) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise;

(B) is convertible or exchangeable for Indebtedness or Disqualified Stock (excluding Capital Stock convertible or exchangeable solely at the option of the issuer or a Subsidiary; provided that any such conversion or exchange will be deemed an incurrence of Indebtedness or Disqualified Stock, as applicable); or

(C) is redeemable at the option of the holder thereof, in whole or in part,

in the case of each of clauses (A), (B) and (C), at any point prior to the one hundred eighty-first (181st) day after the Maturity Date.

“DTC” means The Depository Trust Company.

“Early Redemption Date” means, with respect to a Note, (A) the first calendar day of each month beginning on December 1, 2019; and (B) if not otherwise included in clause (A), the Maturity Date.

“Early Redemption Payment” means, (A) with respect to Early Redemption Dates up to and including March 1, 2020, zero dollars ($0), and (B) with respect to Early Redemption Dates after March 1, 2020, up to one million six hundred eighty thousand dollars ($1,680,000) on each such Early Redemption Date; provided, that the Holder and the Company may agree to increase the size of any Early Redemption Payment by mutual written consent; and provided further, that in no event shall the amount of any Early Redemption Payment exceed one hundred and twelve percent (112%) of the portion of the Principal Amount being redeemed as of such Early Redemption Date.

“Early Redemption Stock Payment Date” has the meaning set forth in Section 5(C).

“Early Redemption Stock Payment Notice” has the meaning set forth in Section 5(C).

“Early Redemption Stock Payment Period” has the meaning set forth in Section 5(C).

“Eligible Exchange” means any of The New York Stock Exchange, The Nasdaq Capital Market, The Nasdaq Global Market or The Nasdaq Global Select Market (or any of their respective successors).

“Equipment” means all “equipment” as defined in the UCC with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“Equity Conditions” will be deemed to be satisfied as of any date if all of the following conditions are satisfied as of such date and on each of the twenty (20) previous Trading Days: (A) the shares issuable upon conversion of this Note are Freely Tradable; (B) the Holder is not in possession of any material non-public information provided by or on behalf of the Company; (C) the issuance of such shares will not be limited by Section 8(K); (D) the Company is in compliance with Section 8(E)(i) and such shares will satisfy Section 8(E)(ii); (E) no public announcement of a pending, proposed or intended Fundamental Change has occurred that has not been abandoned, terminated or consummated; (F) the Daily VWAP per share of Common Stock is not less than $1.50 (subject to proportionate adjustments for events of the type set forth in Section 8(G)(i)(1)); (G) the daily dollar trading volume (as reported on Bloomberg) of the Common Stock on the applicable Eligible Exchange is not less than six hundred thousand dollars ($600,000); and (H) no Default or Event of Default will have occurred or be continuing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“Event of Default” has the meaning set forth in Section 11(A).

“Event of Default Acceleration Amount” means, with respect to the delivery of a notice pursuant to Section 11(B)(ii) declaring this Note to be due and payable immediately on account of an Event of Default, a cash amount equal to the greater of (A) one hundred and ten percent (110%) of the then outstanding principal portion of the Maturity Principal Amount of this Note; and (B) one hundred and fifteen percent (115%) of the product of (i) the Conversion Rate in effect as of the Trading Day immediately preceding the date such notice is so delivered; (ii) the total then outstanding principal portion of the Principal Amount (expressed in thousands) of this Note; and (iii) the greater of (x) the highest Daily VWAP per share of Common Stock occurring during the thirty (30) consecutive VWAP Trading Days ending on, and including, the VWAP Trading Day immediately before the date such notice is so delivered and (y) the highest Daily VWAP per share of Common Stock occurring during the thirty (30) consecutive VWAP Trading Days ending on, and including, the VWAP Trading Day immediately before the date the applicable Event of Default occurred.

“Event of Default Additional Shares” means, with respect to the conversion of this Note (or any portion of this Note), an amount equal to the excess, if any, of (A) the Event of Default Conversion Rate applicable to such conversion over (B) the Conversion Rate that would otherwise apply to such conversion without giving effect to Section 8(I). For the avoidance of doubt, the Event of Default Additional Shares cannot be a negative number.

“Event of Default Conversion Period” means, with respect to an Event of Default, the period beginning on, and including, the date such Event of Default occurs and ending on later of

(A) the twentieth (20th) Trading Day after the Holder’s receipt of an Event of Default Notice and (B) the date such Event of Default is cured.

“Event of Default Conversion Price” means, with respect to the conversion of this Note (or any portion of this Note), the lesser of (A) the Conversion Price that would be in effect immediately after the Close of Business on the Conversion Date for such conversion, without giving effect to Section 8(I); and (B) seventy five percent (75%) of the lowest Daily VWAP per share of Common Stock during the ten (10) consecutive VWAP Trading Days ending on, and including, such Conversion Date (or, if such Conversion Date is not a VWAP Trading Day, the immediately preceding VWAP Trading Day).

“Event of Default Conversion Rate” means, with respect to the conversion of this Note (or any portion of this Note), an amount (rounded to the nearest 1/10,000th of a share of Common Stock (with 5/100,000ths rounded upward)) equal to (A) one thousand dollars ($1,000) divided by (B) the Event of Default Conversion Price applicable to such conversion.

“Event of Default Notice” has the meaning set forth in Section 11(C).

“Ex-Dividend Date” means, with respect to an issuance, dividend or distribution on the Common Stock, the first date on which shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance, dividend or distribution (including pursuant to due bills or similar arrangements required by the relevant stock exchange). For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of the Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.

“Excess Shares” has the meaning set forth in Section 8(K)(i).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Expiration Date” has the meaning set forth in Section 8(G)(i)(5).

“Expiration Time” has the meaning set forth in Section 8(G)(i)(5).

“Forced Conversion” means the conversion of this Note pursuant to Section 8(G).

“Freely Tradable” means, with respect to any shares of Common Stock issued or issuable upon conversion of this Note, that (A) such shares would be eligible to be offered, sold or otherwise transferred by the Holder pursuant to Rule 144, without any requirements as to volume, manner of sale, availability of current public information (whether or not then satisfied) or notice under the Securities Act and without any requirement for registration under any state securities or “blue sky” laws; or (B) such shares are (or, when issued, will be) (i) represented by book-entries at DTC and identified therein by an “unrestricted” CUSIP number; (ii) not represented by any certificate that bears a legend referring to transfer restrictions under the Securities Act or other securities laws; and (iii) listed and admitted for trading, without suspension or material limitation on trading, on an Eligible Exchange; and (C) no delisting or suspension by such Eligible Exchange has been threatened (with a reasonable prospect of delisting occurring after giving effect to all applicable notice, appeal, compliance and hearing periods) or reasonably likely to occur or pending as evidenced by (x) a writing by such Eligible Exchange or (y) the Company falling below the minimum listing maintenance requirements of such Eligible Exchange.

“Fundamental Change” means any of the following events:
(A) a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than the Company or its Wholly Owned Subsidiaries, or the employee benefit plans of the Company or its Wholly Owned Subsidiaries, files any report with the Commission indicating that such person or group has become the direct or indirect “beneficial owner” (as defined below) of shares of the Company’s common equity representing more than fifty percent (50%) of the voting power of all of the Company’s then-outstanding common equity;

(B) the consummation of (i) any sale, lease or other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person (other than solely to one or more of the Company’s Wholly Owned Subsidiaries); or (ii) any transaction or series of related transactions in connection with which (whether by means of merger, consolidation, share exchange, combination, reclassification, recapitalization, acquisition, liquidation or otherwise) all of the Common Stock is exchanged for, converted into, acquired for, or constitutes solely the right to receive, other securities, cash or other property (other than a subdivision or combination, or solely a change in par value, of the Common Stock); provided, however, that any merger, consolidation, share exchange or combination of the Company pursuant to which the Persons that directly or indirectly “beneficially owned” (as defined below) all classes of the Company’s common equity immediately before such transaction directly or indirectly “beneficially own,” immediately after such transaction, more than fifty percent (50%) of all classes of common equity of the surviving, continuing or acquiring company or other transferee, as applicable, or the parent thereof, in substantially the same proportions vis-à-vis each other as immediately before such transaction will be deemed not to be a Fundamental Change pursuant to this clause (B);

(C) the Company’s stockholders approve any plan or proposal for the liquidation or dissolution of the Company; or

(D) the Common Stock ceases to be listed on any Eligible Exchange.

For the purposes of this definition, (x) any transaction or event described in both clause (A) and in clause (B)(i) or (ii) above (without regard to the proviso in clause (B)) will be deemed to occur solely pursuant to clause (B) above (subject to such proviso); and (y) whether a Person is a “beneficial owner” and whether shares are “beneficially owned” will be determined in accordance with Rule 13d-3 under the Exchange Act.

“Fundamental Change Redemption Date” means the date designated by the Holder for redemption of this Note in connection with a Fundamental Change, as provided in Section 6(F).

“Fundamental Change Base Repurchase Price” means, with respect to this Note (or any portion of this Note) to be repurchased upon a Repurchase Upon Fundamental Change, a cash amount equal to one hundred and ten percent (110%) of the Maturity Principal Amount of such Note (or portion thereof) to be so repurchased; provided, however, that if the Equity Conditions are not satisfied on each day from, and including, the date when the Fundamental Change Notice for the related Fundamental Change is sent and ending on, and including, the date when such repurchase is completed, then, if higher, the Fundamental Change Base Repurchase Price will instead be one hundred and fifteen percent (115%) of the product of (A) the Conversion Rate in effect as of the Trading Day immediately preceding the effective date of such Fundamental Change; (B) the Principal Amount of this Note to be repurchased upon a Repurchase Upon Fundamental Change divided by $1,000; and (C) the Fundamental Change Stock Price for such Fundamental Change.

“Fundamental Change Notice” has the meaning set forth in Section 6(C).

“Fundamental Change Repurchase Date” means the date as of which this Note must be repurchased for cash in connection with a Fundamental Change, as provided in Section 6(B).

“Fundamental Change Repurchase Price” means the cash price payable by the Company to repurchase this Note (or any portion of this Note) upon its Repurchase Upon Fundamental Change, calculated pursuant to Section 6(D).

“Fundamental Change Stock Price” means, with respect to any Fundamental Change, the highest Daily VWAP per share of Common Stock occurring during the thirty (30) consecutive days ending on, and including, the day immediately before the effective date of such Fundamental Change.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided the definitions set forth in this Note and any financial calculations required by thereby shall be computed to exclude any change to lease accounting rules from those in effect pursuant to Financial Accounting Standards Board Accounting Standards Codification 840 (Leases) and other related lease accounting guidance as in effect on the date hereof.

“Holder” means the person in whose name this Note is registered on the books of the Company, which initially is the Initial Holder.

The term “including” means “including without limitation,” unless the context provides otherwise.

“Indebtedness” means, indebtedness of any kind, including, without duplication (A) all indebtedness for borrowed money or the deferred purchase price of property or services

(excluding trade credit entered into in the ordinary course of business due within ninety (90) days), including reimbursement and other obligations with respect to surety bonds and letters of credit, (B) all obligations evidenced by notes, bonds, debentures or similar instruments, (C) all Capital Lease Obligations, (D) all Contingent Obligations, and (E) Disqualified Stock.

“Independent Investigator” has the meaning set forth in Section 9(Q).

“Initial Holder” has the meaning set forth in the cover page of this Note.

“Interest Payment Date” means, with respect to a Note, (A) each February 1, May 1, August 1 and November 1 of each calendar year, beginning on February 1, 2020; and (B) if not otherwise included in clause (A), the Maturity Date.

“Intellectual Property” means all of the Company’s Copyrights; Trademarks; Patents; Licenses; trade secrets and inventions; mask works; the Company’s applications therefor and reissues, extensions, or renewals thereof; and the Company’s goodwill associated with any of the foregoing, together with the Company’s rights to sue for past, present and future infringement of Intellectual Property and the goodwill associated therewith.

“Investment” means any beneficial ownership (including stock, partnership or limited liability company interests) of or in any Person, or any loan, advance or capital contribution to any Person or the acquisition of all, or substantially all, of the assets of another Person or the purchase of any assets of another Person for greater than the fair market value of such assets to solely the extent of the amount in excess of the fair market value.

“Issue Date” means [ • ], 2019.

“Last Reported Sale Price” of the Common Stock for any Trading Day means the closing sale price per share (or, if no closing sale price is reported, the average of the last bid price and the last ask price per share or, if more than one in either case, the average of the average last bid prices and the average last ask prices per share) of Common Stock on such Trading Day as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is then listed. If the Common Stock is not listed on a U.S. national or regional securities exchange on such Trading Day, then the Last Reported Sale Price will be the last quoted bid price per share of Common Stock on such Trading Day in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock is not so quoted on such Trading Day, then the Last Reported Sale Price will be the average of the mid-point of the last bid price and the last ask price per share of Common Stock on such Trading Day from a nationally recognized independent investment banking firm selected by the Company.

“License” means any Copyright License, Patent License, Trademark License or other written license of rights or interests.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, and any lease in the nature of a security interest; provided, that for the avoidance of doubt, licenses, strain escrows and similar provisions in collaboration agreements, research and development agreements that do not create or purport to create a security interest, encumbrance, levy, lien or charge of any kind shall not be deemed to be Liens for purposes of this Note.

“Market Disruption Event” means, with respect to any date, the occurrence or existence, during the one-half hour period ending at the scheduled close of trading on such date on the principal U.S. national or regional securities exchange or other market on which the Common Stock is listed for trading or trades, of any material suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock.

“Market Stock Payment Price” means, with respect to any Interest Payment Date, Early Redemption Stock Payment Date, Fundamental Change Redemption Date or Company Redemption Date, as applicable, an amount equal ninety percent (90%) of the lesser of (i) the Daily VWAP on the VWAP Trading Day immediately prior to such Interest Payment Date, Early Redemption Stock Payment Date, Fundamental Change Redemption Date or Company Redemption Date, as applicable, and (ii) the average of the lowest two (2) Daily VWAPs during the five (5) VWAP Trading Day period ending on, (x) with respect to an Interest Payment Date, Fundamental Change Redemption Date or Company Redemption Date, as applicable, the VWAP Trading Day immediately prior to such Interest Payment Date, Fundamental Change Redemption Date or Company Redemption Date, as applicable, and, (y) with respect to an Early Redemption Stock Payment Date, such Early Redemption Stock Payment Date.

“Maturity Date” means November 1, 2022.

“Maturity Principal Amount” has the meaning set forth in the cover page of this Note.

“Maximum Percentage” has the meaning set forth in Section 8(K)(i).
“Open of Business” means 9:00 a.m., New York City time.

The term “or” is not exclusive, unless the context expressly provides otherwise.

“Other Holder” means any person in whose name any Other Note is registered on the books of the Company.

“Other Notes” means any Notes that are of the same class of this Note and that are represented by one or more certificates other than the certificate representing this Note.

“Patents” means all letters patent of, or rights corresponding thereto, in the United States or in any other country, and all applications for letters patent of, or rights corresponding thereto, in the United States or any other country.

“Patent License” means any written agreement granting any right with respect to any invention covered by a Patent that is in existence or a Patent application that is pending, in which agreement the Company now holds or hereafter acquires any interest.

“Permitted Indebtedness” means (A) Indebtedness evidenced by this Note; (B) Indebtedness deemed to be disclosed pursuant to the Securities Purchase Agreement, as in effect as of the Issue Date (including all other Indebtedness accrued in the balance sheet included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019); (C) Indebtedness of up to five million dollars ($5,000,000) outstanding at any time secured by a Lien described in clause (G) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the cost of the Equipment and related expenses financed with such Indebtedness; (D) Indebtedness to trade creditors incurred in the ordinary course of business, including Indebtedness incurred in the ordinary course of business with corporate credit cards; (E) Indebtedness that also constitutes a Permitted Investment; (F) Subordinated Indebtedness of the Company; (G) reimbursement obligations in connection with letters of credit or similar instruments that are secured by Cash or Cash Equivalents and issued on behalf of the Company or a Subsidiary thereof in an aggregate amount not to exceed $1,000,000 at any time outstanding; (H) other unsecured Indebtedness of the Company, so long as such Indebtedness does not have (i) a final maturity date, amortization payment, sinking fund, mandatory redemption or other repurchase obligation or put right at the option of the lender or holder of such Indebtedness earlier than one hundred eighty-one (181) days following the Maturity Date, or (ii) any other material terms more favorable to the holder of such Indebtedness than this Note, including applicable interest rates; (I) Indebtedness in respect of a Qualified Debt Financing in aggregate amount not to exceed one hundred million dollars ($100,000,000); (J) Contingent Obligations that are guarantees of Indebtedness described in clauses (A) through (E) and (G) and (I); (K) extensions, refinancings and renewals of any items of Permitted Indebtedness (other than any Indebtedness repaid with the proceeds of this Note), provided that the principal amount is not increased or the terms modified to impose materially more burdensome terms upon the Company or its Subsidiaries, as the case may be, and provided further, that if the lender of any such proposed extension, refinancing or renewal of Permitted Indebtedness incurred hereunder is different from the lender of the Permitted Indebtedness to be so extended, refinanced or renewed then, in addition to the foregoing proviso, such Permitted Indebtedness shall also not have a final maturity date, amortization payment, sinking fund, mandatory redemption or other repurchase obligation earlier than one hundred eighty-one (181) days following the Maturity Date.

“Permitted Intellectual Property Licenses” means Intellectual Property (A) licenses in existence at the Issue Date, including those listed on the Schedules to the Security Agreement, and (B) non-perpetual licenses granted in the ordinary course of business on arm’s length terms consisting of the licensing of technology, the development of technology or the providing of technical support which may include licenses with unlimited renewal options solely to the extent such options require mutual consent for renewal or are subject to financial or other conditions as to the ability of licensee to perform under the license; provided such license was not entered into during continuance of a Default or an Event of Default.

“Permitted Investment” means: (A) Investments deemed to be disclosed pursuant to the Securities Purchase Agreement, as in effect as of the Issue Date; (B) (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than one year from the date of creation thereof and currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (iii) certificates of deposit issued by any bank with assets of at least $500,000,000 maturing no more than one year from the date of investment therein, and (iv) money market accounts; (C) Investments accepted in connection with Permitted Transfers; (D) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of the Company’s business; (E) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers in the ordinary course of business and consistent with past practice, provided that this subparagraph (E) shall not apply to Investments of the Company in any Subsidiary; (F) Investments consisting of loans not involving the net transfer on a substantially contemporaneous basis of cash proceeds to employees, officers or directors relating to the purchase of capital stock of the Company pursuant to employee stock purchase plans or other similar agreements approved by the Company’s Board of Directors; (G) Investments consisting of travel advances in the ordinary course of business; (H) (i) Investments in wholly-owned Subsidiaries and (ii) Investments in a 50/50 joint venture with Moog Inc. formed as Certus Unmanned Aerial Systems LLC, a Delaware limited liability company (“Certus”) (provided that there shall be no amendment, restatement, supplement or modification to that certain Asset Purchase Agreement dated October 1, 2019 by and among Moog Inc., Surefly, Inc. and the Company, as amended by Amendment No. 1 dated October 4, 2019, that (i) results in any additional obligations of the Company (provided however that such restrictions shall not prohibit an amendment to such Asset Purchase Agreement that extends the closing date thereunder by thirty (30) days or less) or (ii) require any additional consideration from the Company or its Subsidiaries (in cash, equity, indebtedness or otherwise); (I) Permitted Intellectual Property Licenses; (J) additional Investments that do not exceed fifty thousand dollars ($50,000) in the aggregate in any twelve (12) month period.

“Permitted Liens” means any and all of the following: (A) Liens in favor of Holder or the Collateral Agent; (B) Liens deemed to be disclosed pursuant to the Securities Purchase Exchange Agreement, as in effect as of the Issue Date; (C) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; provided, that the Company maintains adequate reserves therefor in accordance with GAAP; (D) Liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of business; provided, that the payment thereof is not yet required; (E) Liens arising from judgments, decrees or attachments in circumstances which do not constitute a Default or an Event of Default hereunder; (F) the following deposits, to the extent made in the ordinary course of business: deposits under workers’ compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens arising under ERISA or environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds; (G) Liens on Equipment or software or other intellectual property constituting purchase money Liens and Liens in connection with Capital Leases securing Indebtedness permitted in clause (C) of “Permitted Indebtedness”; (H) leasehold interests in leases or subleases and licenses granted in the ordinary course of the Company’s business and not interfering in any material respect with the business of the licensor; (I) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due; (J) Liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such Liens extend only to such insurance proceeds and not to any other property or assets); (K) statutory and common law rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms; (L) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business so long as they do not materially impair the value or marketability of the related property; (M) Liens on Cash or Cash Equivalents securing obligations permitted under clause (D) and (G) of the definition of Permitted Indebtedness; (N) Liens securing obligations related to Indebtedness in respect of a Qualified Debt Financing permitted under clause (I) of the definition of Permitted Indebtedness; and (O) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clauses (A) through (N) above (other than any Indebtedness repaid with the proceeds of this Note); provided, that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced (as may have been reduced by any payment thereon) does not increase.

“Permitted Transfers” means (A) dispositions of inventory sold, and Permitted Intellectual Property Licenses entered into, in each case, in the ordinary course of business, (B) dispositions of worn-out, obsolete or surplus property at fair market value in the ordinary course of business; (C) dispositions of accounts or payment intangibles (each as defined in the UCC) resulting from the compromise or settlement thereof in the ordinary course of business for less than the full amount thereof; (D) transfers consisting of Permitted Investments in wholly-owned Subsidiaries and Certus under clause (H) of Permitted Investments; (E) the sale of assets of Surefly, Inc. pursuant to that certain Asset Purchase Agreement dated October 1, 2019 by and among Moog Inc., Surefly, Inc. and the Company, as may be amended, restated, supplemented or modified from time to time (provided that any such amendment, restatement, supplement or modification does not (i) result in any additional obligations of the Company or (ii) require any additional consideration from the Company or its Subsidiaries (in cash, equity, indebtedness or otherwise), and (F) other transfers of assets to any Person other than to a joint venture and which have a fair market value of not more than fifty thousand dollars ($50,000) in the aggregate in any fiscal year.

“Person” or “person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Principal Amount” has the meaning set forth in the cover page of this Note; provided, however, that the Principal Amount of this Note will be subject to reduction (A) pursuant to Section 6, Section 7, and Section 8 and (B) by an amount equal to (i) the sum of all Early Redemption Payments made prior to date of determination of the Principal Amount of the Note then outstanding, divided by (ii) one and twelve-hundredths (1.12).

“Qualified Debt Financing” means non-convertible debt (or similar instruments) resulting in net proceeds to the Company of no less than forty million dollars ($40,000,000) with (A) annual interest of no greater than LIBOR plus 8.00%, (B) no redemption provisions prior to the Maturity Date, (C) no original issue discount, (D) no make-whole interest or payments and (E) the purpose of which is to fund working capital for truck production.

“Reference Property” has the meaning set forth in Section 8(J)(i).

“Reference Property Unit” has the meaning set forth in Section 8(J)(i).

“Related Parties” has the meaning set forth in Section 22(B).

“Reported Outstanding Share Number” has the meaning set forth in Section 8(K)(i).

“Repurchase Upon Fundamental Change” means the repurchase of any Note by the Company pursuant to Section 6.

“Requisite Stockholder Approval” means the stockholder approval contemplated by Nasdaq Listing Standard Rule 5635(d) with respect to the issuance of shares of Common Stock upon conversion of this Note in excess of the limitations imposed by such rule; provided, however, that the Requisite Stockholder Approval will be deemed to be obtained if, due to any amendment or binding change in the interpretation of the applicable listing standards of The Nasdaq Capital Market, such stockholder approval is no longer required for the Company to settle all conversions of this Note by delivering shares of Common Stock without limitation pursuant to Section 8(K)(ii).

“Scheduled Trading Day” means any day that is scheduled to be a Trading Day on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded. If the Common Stock is not so listed or traded, then “Scheduled Trading day” means a Business Day.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of November 21, 2019, between the Company and HT Investments MA, LLC providing for the issuance of this Note.

“Security Agreement” means that certain Security Agreement, dated as of [ • ], 2019, between the Company and the Collateral Agent.

“Security Document” has the meaning set forth in the Security Agreement.

“Significant Subsidiary” means, with respect to any Person, any Subsidiary of such Person that constitutes a “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X under the Exchange Act) of such Person.

“Spin-Off” has the meaning set forth in Section 8(G)(i)(3)(b).

“Spin-Off Valuation Period” has the meaning set forth in Section 8(G)(i)(3)(b).

“Stated Interest Rate” means, as of any date, a rate per annum equal to 4.50%.

“Subordinated Indebtedness” means Indebtedness subordinated to the Notes in amounts and on terms and conditions satisfactory to the Holder in its sole discretion.

“Stock Payment Notice” has the meaning set forth in Section 5(B).

“Subsidiary” means, with respect to any Person, (A) any corporation, association or other business entity (other than a partnership or limited liability company) of which more than fifty percent (50%) of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency, but after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees, as applicable, of such corporation, association or other business entity is owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person; and (B) any partnership or limited liability company where (i) more than fifty percent (50%) of the capital accounts, distribution rights, equity and voting interests, or of the general and limited partnership interests, as applicable, of such partnership or limited liability company are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person, whether in the form of membership, general, special or limited partnership or limited liability company interests or otherwise; and (ii) such Person or any one or more of the other Subsidiaries of such Person is a controlling general partner of, or otherwise controls, such partnership or limited liability company.

“Successor Corporation” has the meaning set forth in Section 10(A).

“Successor Person” has the meaning set forth in Section 8(J)(i).

“Tender/Exchange Offer Valuation Period” has the meaning set forth in Section 8(G)(i)(5).

“Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration, now owned or hereafter acquired by the Company or in which the Company now holds or hereafter acquires any interest.

“Trademarks” means all trademarks (registered, common law or otherwise) and any applications in connection therewith, including registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof.

“Trading Day” means any day on which (A) trading in the Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded; and (B) there is no Market Disruption Event. If the Common Stock is not so listed or traded, then “Trading Day” means a Business Day.

“Transaction Documents” has the meaning set forth in the Securities Purchase Agreement.

“UCC” means the Uniform Commercial Code as the same is, from time to time, in effect in the State of New York.

“VWAP Market Disruption Event” means, with respect to any date, (A) the failure by the principal U.S. national or regional securities exchange on which the Common Stock is then listed, or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, the principal other market on which the Common Stock is then traded, to open for trading during its regular trading session on such date; or (B) the occurrence or existence, for more than one half hour period in the aggregate, of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock, and such suspension or limitation occurs or exists at any time before 1:00 p.m., New York City time, on such date.

“VWAP Trading Day” means a day on which (A) there is no VWAP Market Disruption Event; provided that the Holder, by written notice to the Company, may waive any such VWAP Market Disruption Event; and (B) trading in the Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded. If the Common Stock is not so listed or traded, then “VWAP Trading Day” means a Business Day.

“Wholly Owned Subsidiary” of a Person means any Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares) are owned by such Person or one or more Wholly Owned Subsidiaries of such Person.

“Withheld Shares” has the meaning set forth in Section 8(K)(ii).

Section 2. PERSONS DEEMED OWNERS.
The Holder of this Note will be treated as the owner of this Note for all purposes.

Section 3. REGISTERED FORM.
This Note, and any Note issued in exchange therefor or in substitution thereof, will be in registered form, without coupons.

Section 4. ACCRUAL OF INTEREST; DEFAULTED AMOUNTS.
(A) Accrual of Stated Interest. This Note will accrue interest (the “Stated Interest”) at a rate per annum equal to the Stated Interest Rate. Stated Interest on this Note will (i) accrue on the Principal Amount of this Note; (ii) accrue from, and including, the most recent date to which Stated Interest has been paid or duly provided for (or, if no Stated Interest has theretofore been paid or duly provided for, the Issue Date) to, but excluding, the date of payment of such Stated Interest; (iii) be payable quarterly in arrears on each Interest Payment Date; and (iv) be computed on the basis of a 360-day year comprised of twelve 30-day months.
(B) Defaulted Amounts. If (i) the Company fails to pay any amount payable on this Note on or before the due date therefor as provided in this Note, then, regardless of whether such failure constitutes an Event of Default, or (ii) a Default or Event of Default occurs, then in each case, such amount payable or the Principal Amount outstanding as of such Default or Event of Default, (as applicable, a “Defaulted Amount”), to the extent lawful, interest (“Default Interest”) will accrue on such Defaulted Amount at a rate per annum equal to eighteen percent (18.0%), from, and including, such due date or the date of such Default or Event of Default, as applicable, to, but excluding, the date of payment of such Defaulted Amount and Default Interest or the date such Default or Event of Default is cured, as applicable.
Section 5. METHOD OF PAYMENT; WHEN PAYMENT DATE IS NOT A BUSINESS DAY.
(A) Method of Payment. Except as set forth in Section 5(B), the Company will pay all cash amounts due under this Note by check mailed to the address of the Holder of this Note entitled to such payment as set forth in the books of the Company (or, if such Holder provides the Company, at least five (5) Business Days before the date such amount is due, with written notice of an account of such Holder within the United States, by wire transfer of immediately available funds to such account).

(B) Company’s Election to Pay Stated Interest or Company Redemption Excess Amounts in Cash or Common Stock. At least ten (10) Trading Days (but no more than twenty (20) Trading Days) prior to an Interest Payment Date or, with respect to a redemption of this Note pursuant to Section 7(A), the Company Redemption Date (if any), the Company, if it desires to elect to make a payment of Stated Interest due on such Interest Payment Date or the Company Redemption Excess Amount (if any) due on such Company Redemption Date, as applicable, in shares of Common Stock, shall deliver to the Holder a written notice of such election (a “Stock Payment Notice”) (and such election shall be irrevocable as to such Interest Payment Date or Company Redemption Date, as applicable). Failure to timely deliver such written notice to the Holder shall be deemed an election by the Company to pay the Stated Interest or Company Redemption Excess Amount (if any) on such Interest Payment Date or Company Redemption Date, as applicable, in cash. With respect to any Interest Payment Date or applicable Company Redemption Date for which the Company has elected to make a payment of Stated Interest or the Company Redemption Excess Amount (if any) in shares of Common Stock in accordance with this Section 5(B), the Company shall issue to the Holder, in lieu of such payment in cash of Stated Interest or the Company Redemption Excess Amount (if any), as applicable, a number of validly issued, fully paid and Freely Tradable shares of Common Stock equal to the quotient (rounded up to the closest whole number) obtained by dividing such payment of Stated Interest or the Company Redemption Excess Amount (if any), as applicable, by the Market Stock Payment Price for such payment of Stated Interest or the Company Redemption Excess Amount (if any), as applicable. Notwithstanding anything herein to the contrary, the Company will not have the right to, and will not, make any payment of Stated Interest or pay any Company Redemption Excess Amount in shares of Common Stock if the Equity Conditions are not satisfied for each VWAP Trading Day occurring between the day of the delivery of the Stock Payment Notice and the applicable Interest Payment Date or Company Redemption Date, and such payment of Stated Interests or Company Redemption Amount shall instead be paid in cash in accordance with Section 5(A), unless such failure of the Equity Conditions to be so satisfied is waived in writing by the Holder, which waiver may be granted or withheld by the Holder in its sole discretion.
(C) Company’s Election to Pay Early Redemption Payments in Cash or Common Stock. At least ten (10) Trading Days (but no more than twenty (20) Trading Days) prior to an Early Redemption Date, the Company, if it desires to elect to make an Early Redemption Payment with respect to such Early Redemption Date, entirely or partially, in shares of Common Stock, shall deliver to the Holder a written notice of such election stating which portion thereof the Company has elected to pay in shares of Common Stock (an “Early Redemption Stock Payment Notice”) (and such election shall be irrevocable as to such Early Redemption Date). Failure to timely deliver such written notice to the Holder shall be deemed an election by the Company to pay the Early Redemption Payment with respect to such Early Redemption Date in cash. With respect to any Early Redemption Date for which the Company has elected to make an Early Redemption Payment (or any applicable portion thereof) in shares of Common Stock in accordance with this Section 5(C), (i) the Holder shall have the right to allocate all or any portion of the applicable Early Redemption Payment to up to three (3) different Scheduled Trading Days (any such date, an “Early Redemption Stock Payment Date”) during the period beginning on, and including, the applicable Early Redemption Date and ending on, and including, the Scheduled Trading Day immediately before the subsequent Early Redemption Date (the “Early Redemption Stock Payment Period”) or defer such Early Redemption Payment (or applicable portion thereof) to any future Early Redemption Date selected by the Holder; and (ii) the Company shall issue to the Holder, a number of validly issued, fully paid and Freely Tradable shares of Common Stock equal to the quotient (rounded up to the closest whole number) obtained by dividing such Early Redemption Payment (or any applicable portion thereof) by the Market Stock Payment Price as of such Early Redemption Stock Payment Date. The Holder must provide notice to the Company of its election of any Early Redemption Stock Payment Date and the applicable portion of the Early Redemption Payment it is electing to receive on each such Early Redemption Stock Payment Date no later than 4:30 p.m. New York Time on such Early Redemption Stock Payment Date. Notwithstanding anything herein to the contrary, the Company will not have the right to, and will not, make any Early Redemption Payment (or any applicable portion thereof) in shares of Common Stock if the Equity Conditions are not satisfied for each VWAP Trading Day occurring between the Early Redemption Stock Payment Notice and the applicable Early Redemption Date, and such Early Redemption Payment (or any applicable portion thereof) shall instead be paid in cash in accordance with Section 5(A), unless such failure of the Equity Conditions to be so satisfied is waived in writing by the Holder, which waiver may be granted or withheld by the Holder in its sole discretion. Any portion of the Early Redemption Payment not paid in shares of Common Stock because the Holder did not elect to receive shares of Common Stock for such Early Redemption Payment (or applicable portion thereof) or because the Holder elected to defer the receipt of such shares to a future Early Redemption Date during the applicable Early Redemption Stock Payment Period will be automatically deferred to the next Early Redemption Date or such future Early Redemption Date as was elected by the Holder, as applicable. Any such shares of Common Stock will be delivered by the Company to the Holder on or before the second (2nd) Business Day following the applicable Early Redemption Stock Payment Date.
(D) Delay of Payment when Payment Date is Not a Business Day. If the due date for a payment on this Note as provided in this Note is not a Business Day, then, notwithstanding anything to the contrary in this Note, such payment may be made on the immediately following Business Day and no interest will accrue on such payment as a result of the related delay.
Section 6. REQUIRED REPURCHASE OF NOTE UPON A FUNDAMENTAL CHANGE.
(A) Repurchase Upon Fundamental Change. Subject to the other terms of this Section 6, if a Fundamental Change occurs, then the Holder will have the right to require the Company to repurchase this Note (or any portion of this Note in an Authorized Denomination) on the Fundamental Change Repurchase Date for such Fundamental Change for a cash purchase price equal to the Fundamental Change Repurchase Price.
(B) Fundamental Change Repurchase Date. The Fundamental Change Repurchase Date for any Fundamental Change will be a Business Day of the Holder’s choosing that is no more than twenty (20) Business Days after the later of (x) the date the Company delivers to the

Holder the related Fundamental Change Notice pursuant to Section 6(C); and (y) the effective date of such Fundamental Change.
(C) Fundamental Change Notice. No later than the fifth (5th) Business Day before the occurrence of any Fundamental Change, the Company will send to the Holder a written notice (the “Fundamental Change Notice”) thereof, stating the expected date such Fundamental Change will occur.
(D) Fundamental Change Repurchase Price. The Fundamental Change Repurchase Price for this Note (or any portion of this Note) to be repurchased upon a Repurchase Upon Fundamental Change following a Fundamental Change is an amount in cash equal to the Fundamental Change Base Repurchase Price for such Fundamental Change plus accrued and unpaid interest on this Note (or such portion of this Note) to, but excluding, the Fundamental Change Repurchase Date for such Fundamental Change. For the avoidance of doubt, if such Fundamental Change Repurchase Date is on an Interest Payment Date, then the interest otherwise payable on this Note (or such portion of this Note) on such Interest Payment Date will be paid as part of the Fundamental Change Repurchase Price, in satisfaction of the Company’s obligation to pay such interest on such Interest Payment Date.
(E) Effect of Repurchase. If this Note (or any portion of this Note) is to be repurchased upon a Repurchase Upon Fundamental Change, then, from and after the date the related Fundamental Change Repurchase Price is paid in full, this Note (or such portion) will cease to be outstanding and interest will cease to accrue on this Note (or such portion).
(F) Fundamental Change Redemption. Notwithstanding anything in this Section 6 to the contrary, at the Holder’s sole discretion following receipt of a Fundamental Change Notice, in lieu of receiving the Fundamental Change Repurchase Price (or any portion thereof), the Holder may require the Company to redeem this Note (or any portion of this Note in an Authorized Denomination) in exchange for a number of validly issued, fully paid and Freely Tradable shares of Common Stock equal to the quotient (rounded up to the closest whole number) obtained by dividing the Fundamental Change Repurchase Price (or applicable portion thereof) by the Market Stock Payment Price. The Fundamental Change Redemption Date for any Fundamental Change will be a Business Day of the Holder’s choosing that is no more than twenty (20) Business Days after the later of (x) the date the Company delivers to the Holder the related Fundamental Change Notice pursuant to Section 6(C); and (y) the effective date of such Fundamental Change. Any such shares of Common Stock will be delivered by the Company to the Holder on or before the second (2nd) Business Day following a Fundamental Change Redemption Date.
Section 7. REDEMPTION OF THIS NOTE.
(A) Company Redemption of this Note.
(i) Company Redemption Election. The Company may redeem all of the then outstanding Principal Amount of this Note (or any portion thereof in an amount equal to at least $5,000,000) on a date (any such date a “Company Redemption Date”) to be determined by the Company, for a cash redemption price equal to the Company Redemption Price; provided, that the Company must provide notice of at least five (5) Trading Days prior to any Company Redemption Date. For the avoidance of doubt, redemptions pursuant to Section 9(R) shall not be subject to the $5,000,000 minimum redemption amount contained in this Section 7(A).
(ii) Company Redemption Price. The Company Redemption Price for this Note to be redeemed pursuant to Section 7(A)(i) is an amount in cash equal to the Company Redemption Base Price plus accrued and unpaid interest on such amount to, but excluding, the related Company Redemption Date. For the avoidance of doubt, if such Company Redemption Date is on an Interest Payment Date, then the interest otherwise payable on this Note on such Interest Payment Date will be paid as part of the Company Redemption Price, in satisfaction of the Company’s obligation to pay such interest on such Interest Payment Date. If the Company elects to pay the Company Redemption Excess Amount in shares of Common Stock pursuant to Section 5(B), the cash amount payable pursuant to this Section 7(A)(ii) will be reduced by such Company Redemption Excess Amount.
(i) Effect of Redemption. If this Note is to be redeemed in full pursuant to Section 7(A)(i), then, from and after the date the related Company Redemption Price is paid in full, this Note will cease to be outstanding and interest will cease to accrue on this Note.
(A) Early Redemption Payments.
(i) Subject to Section 7(B)(ii), at the Holder’s election, in its sole discretion, the Company shall be required to redeem a portion of this Note equal to the applicable Early Redemption Payment on each Early Redemption Date; provided, however, that the Holder may, in its sole discretion, defer any Early Redemption Payment to any subsequent Early Redemption Date. The Holder shall deliver to the Company a written notice of any such election under this Section 7(B)(i) at least eight (8) Business Days prior to the applicable Early Redemption Date in order to make an effective election; provided, that the Holder may, in its sole discretion, defer any Early Redemption Payment to any subsequent Early Redemption Date in accordance with the immediately preceding sentence at any time prior to the applicable Early Redemption Date.
(ii) Subject to Section 5(C), if the Equity Conditions are satisfied as of the applicable Early Redemption Date, the Company may elect to defer up to one million six hundred eighty thousand dollars ($1,680,000) of a redemption elected by the Holder in accordance with Section 7(B)(i) until the earlier of (1) a subsequent Early Redemption Date not later than the third (3rd) subsequent Early Redemption Date after the Early Redemption Date for which such election was made and (2) the Maturity Date by providing written notice of such election (a “Deferral Notice”) to the Holder at least ten (10) Trading Days (but no more than twenty (20) Trading Days) prior to the applicable Early Redemption Date; provided, that the Company must make aggregate Early Redemption Payments equal to six million seven hundred and twenty thousand dollars

($6,720,000) on or prior to July 1, 2020, if such Early Redemption Payments have been elected to be paid by the Holder on or prior to such date in accordance with Section 7(B)(i); provided further, that a Deferral Notice cannot be provided with respect to any Early Redemption Payment (or any portion thereof) for which the Company has previously elected to issue shares in accordance with Section 5(C); and provided further, that the Company may not provide a Deferral Notice to the Holder pursuant to this Section 7(B)(ii) more than three (3) times in the aggregate. Any portion of any Early Redemption Payment not covered by a Deferral Notice that is timely delivered in accordance with this Section 7(B)(ii) will be automatically deemed payable as of the Early Redemption Date if timely elected by the Holder in accordance with Section 7(B)(i).
Section 8. CONVERSION.
(A) Right to Convert.
(i) Generally. Subject to the provisions of this Section 8, the Holder may, at its option, convert this Note, including any portion constituting an Early Redemption Payment required to be paid by the Company on the next Early Redemption Date or Early Redemption Stock Payment Date, as applicable, or a deferred Early Redemption Payment, into Conversion Consideration.
(ii) Conversions in Part. Subject to the terms of this Section 8, this Note may be converted in part, but only in an Authorized Denomination. Provisions of this Section 8 applying to the conversion of this Note in whole will equally apply to conversions of any permitted portion of this Note.
(A) When this Note May Be Converted.
(i) Generally. The Holder may convert this Note at any time until the Close of Business on the second (2nd) Scheduled Trading Day immediately before the Maturity Date; provided that, with respect to the conversion of any Early Redemption Payment, the Holder must provide notice of such conversion no later than the Close of Business on the second (2nd) Scheduled Trading Day immediately preceding the date such Early Redemption Payment is due in accordance with the terms of this Note, and any such conversion will not reduce the amount of future Early Redemption Payments. For the avoidance of doubt, the Holder’s right to convert this Note shall not be impacted by a prior notice or election to defer any Early Redemption Payment delivered by the Holder electing pursuant to Section 7(B)(i) hereof.
(ii) Limitations and Closed Periods. Notwithstanding anything to the contrary in this Section 8, (x) if this Note (or any portion of this Note) is to be redeemed pursuant to Section 7(A), then in no event may this Note (or such portion) be converted after the Close of Business on the Scheduled Trading Day immediately before the related Company Redemption Date; and (y) if this Note (or any portion of this Note) is to be repurchased upon a Repurchase Upon Fundamental Change pursuant to Section 6, then in no event may this Note (or such portion) be converted after the Close of Business on the Scheduled Trading Day immediately before the related Fundamental Change Repurchase Date.
(C) Conversion Procedures.
(i) Generally. To convert this Note, the Holder must (1) complete, manually sign and deliver to the Company the conversion notice attached to this Note or a facsimile or portable document format (.pdf) version of such conversion notice (at which time such conversion will become irrevocable); and (2) pay any amounts due pursuant to Section 8(C)(iii). For the avoidance of doubt, the conversion notice may be delivered by e-mail in accordance with Section 14. If the Company fails to deliver, by the related Conversion Settlement Date, any shares of Common Stock forming part of the Conversion Consideration of the conversion of this Note, the Holder, by written notice to the Company, may rescind all or any portion of the corresponding conversion notice at any time until such Defaulted Shares are delivered.
(ii) Holder of Record of Conversion Shares. The person in whose name any shares of Common Stock is issuable upon conversion of this Note will be deemed to become the holder of record of such shares as of the Close of Business on the Conversion Date for such conversion, conferring, as of such time, upon such person, without limitation, all voting and other rights appurtenant to such shares.
(iii) Taxes and Duties. If the Holder converts a Note, the Company will pay any documentary, stamp or similar issue or transfer tax or duty due on the issue of any shares of Common Stock upon such conversion; provided, however, that if any tax or duty is due because such Holder requested such shares to be issued in a name other than that of such Holder, then such Holder will pay such tax or duty and, until having received a sum sufficient to pay such tax or duty, the Company may refuse to deliver any such shares to be issued in a name other than that of such Holder.
(D) Settlement upon Conversion.
(i) Generally. The consideration (the “Conversion Consideration”) due in respect of each $1,000 Principal Amount of this Note, including any portion constituting an Early Redemption Payment required to be paid by the Company on the next Early Redemption Date or Early Redemption Stock Payment Date, as applicable, or any outstanding deferred Early Redemption Payment, to be converted will consist of the following:
(1) subject to Section 8(D)(ii), a number of shares of Common Stock equal to the Conversion Rate in effect on the Conversion Date for such conversion; and
(2) cash in an amount equal to the aggregate accrued and unpaid interest on this Note to, but excluding, the Conversion Settlement Date for such conversion.

(ii) Fractional Shares. The total number of shares of Common Stock due in respect of any conversion of this Note, including any portion constituting an Early Redemption Payment required to be paid by the Company on the next Early Redemption Date or Early Redemption Stock Payment Date, as applicable, or any outstanding deferred Early Redemption Payment, will be determined on the basis of the total Principal Amount of this Note to be converted with the same Conversion Date; provided, however, that if such number of shares of Common Stock is not a whole number, then such number will be rounded up to the nearest whole number.
(iii) Delivery of the Conversion Consideration. The Company will pay or deliver, as applicable, the Conversion Consideration due upon the conversion of this Note, including any portion constituting an Early Redemption Payment required to be paid by the Company on the next Early Redemption Date or Early Redemption Stock Payment Date, as applicable, or any outstanding deferred Early Redemption Payment, to the Holder on or before the second (2nd) Business Day (or, if earlier, the standard settlement period for the primary Eligible Exchange on which the Common Stock is traded) immediately after the Conversion Date for such conversion (the “Conversion Settlement Date”).
(iv) Effect of Conversion. If this Note is converted, then, from and after the date the Conversion Consideration therefor is issued or delivered in settlement of such conversion, this Note will cease to be outstanding and interest will cease to accrue on this Note.
(v) Conversion Settlement Defaults. If (x) the Company fails to deliver, by the related Conversion Settlement Date, any shares of Common Stock (the “Defaulted Shares”) forming part of the Conversion Consideration of the conversion of this Note, including any portion constituting an Early Redemption Payment required to be paid by the Company on the next Early Redemption Date or Early Redemption Stock Payment Date, as applicable, or any outstanding deferred Early Redemption Payment; and (y) the Holder (whether directly or indirectly, including by any broker acting on the Holder’s behalf or acting with respect to such Defaulted Shares) purchases any shares of Common Stock (whether in the open market or otherwise) to cover any such Defaulted Shares (whether to satisfy any settlement obligations with respect thereto of the Holder or otherwise), then, without limiting the Holder’s right to pursue any other remedy available to it (whether hereunder, under applicable law or otherwise), the Holder will have the right, exercisable by written notice to the Company, to cause the Company to either:
(1) pay, on or before the second (2nd) Business Day after the date such notice is delivered, cash to the Holder in an amount equal to the aggregate purchase price (including any brokerage commissions and other out-of-pocket costs) incurred to purchase such shares (such aggregate purchase price, the “Covering Price”); or
(2) promptly deliver, to the Holder, such Defaulted Shares in accordance with this Note, together with cash in an amount equal to the excess, if any, of the Covering Price over the product of (x) the number of such Defaulted Shares; and (y)

the Daily VWAP per share of Common Stock on the Conversion Date relating to such conversion.
To exercise such right, the Holder must deliver written notice of such exercise to the Company, specifying whether the Holder has elected clause (1) or (2) above to apply. If the Holder has elected clause (1) to apply, then the Company’s obligation to deliver the Defaulted Shares in accordance with this Note will be deemed to have been satisfied and discharged to the extent the Company has paid the Covering Price in accordance with clause (1).

(E) Reserve and Status of Common Stock Issued upon Conversion.
(i) Stock Reserve. At all times when this Note is outstanding, the Company will reserve, out of its authorized but unissued and unreserved shares of Common Stock, a number of shares of Common Stock equal to three hundred percent (300%) of that which is sufficient to permit the conversion of this Note.
(ii) Status of Conversion Shares; Listing. Each share of Common Stock delivered upon conversion of this Note will be a newly issued or treasury share and will be duly and validly issued, fully paid, non-assessable, free from preemptive rights and free of any lien or adverse claim (except to the extent of any lien or adverse claim created by the action or inaction of the Holder or the Person to whom such share will be delivered). If the Common Stock is then listed on any securities exchange, or quoted on any inter-dealer quotation system, then the Company will cause each share of Common Stock issued upon conversion of this Note, when delivered upon such conversion, to be admitted for listing on such exchange or quotation on such system.
(i) Transferability of Conversion Shares. Any shares of Common Stock issued upon conversion of this Note will be issued in the form of book-entries at the facilities of DTC, identified therein by an “unrestricted” CUSIP number.
(F) Forced Conversion.
(i) Generally. If (1) the Daily VWAP per share of Common Stock exceeds one hundred and fifty percent (150%) of the Conversion Price on each of fifteen (15) consecutive VWAP Trading Days beginning after the Issue Date; and (2) the Equity Conditions are satisfied on each of such fifteen (15) consecutive VWAP Trading Days, then the Company may provide written notice to the Holder electing to convert the entire Principal Amount of this Note on the Conversion Date into Conversion Consideration no later than the fifth (5th) Business Day following such last VWAP Trading Day; provided that no Forced Conversion will be effected unless (x) the Daily VWAP per share of Common Stock exceeds one hundred and fifty percent (150%) of the Conversion Price and (y) the Equity Conditions are satisfied on each VWAP Trading Day from the date of such notice until the corresponding Conversion Consideration is delivered. The Conversion Date with respect to any such Forced Conversion will be deemed to occur on the second (2nd) Business Day after such written notice to the Holder. Solely for purposes of the preceding sentence, the Conversion Price will be calculated without giving effect to any adjustments pursuant to Section 8(I).
(ii) Effect of Forced Conversion. A Forced Conversion will have the same effect as a conversion of the entire then outstanding Principal Amount of this Note effected at the Holder’s election pursuant to Section 8(A)(i) with a Conversion Date occurring on the Business Day referred to in Section 8(F)(i) (for the avoidance of doubt, without the need for the Holder to deliver a conversion notice); provided, however, that the Company will not be obligated to deliver the Conversion Consideration until the Holder has complied, if applicable, with its obligations under Section 8(C)(iii).
(G) Adjustments to the Conversion Rate.
(i) Events Requiring an Adjustment to the Conversion Rate. The Conversion Rate will be adjusted from time to time as follows:
(1) Stock Dividends, Splits and Combinations. If the Company issues solely shares of Common Stock as a dividend or distribution on all or substantially all shares of the Common Stock, or if the Company effects a stock split or a stock combination of the Common Stock (in each case excluding an issuance solely pursuant to a Common Stock Change Event, as to which Section 8(J) will apply), then the Conversion Rate will be adjusted based on the following formula:

OS1
CR1 = CR0 ×	OS0
where:
CR0 = the Conversion Rate in effect immediately before the Open of Business on the Ex-Dividend Date for such dividend or distribution, or immediately before the Open of Business on the effective date of such stock split or stock combination, as applicable;

CR1 = the Conversion Rate in effect immediately after the Open of Business on such Ex-Dividend Date or the Open of Business on such effective date, as applicable;

OS0 = the number of shares of Common Stock outstanding immediately before the Open of Business on such Ex-Dividend Date or effective date, as applicable, without giving effect to such dividend, distribution, stock split or stock combination; and

OS1 = the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, stock split or stock combination.

If any dividend, distribution, stock split or stock combination of the type described in this Section 8(G)(i)(1) is declared or announced, but not so paid or made, then the Conversion Rate will be readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution or to effect such stock split or stock combination, to the Conversion Rate that would then be in effect had such dividend, distribution, stock split or stock combination not been declared or announced.

(2) Rights, Options and Warrants. If the Company distributes, to all or substantially all holders of Common Stock, rights, options or warrants (other than rights issued or otherwise distributed pursuant to a stockholder rights plan, as to which the provisions set forth in Sections 8(G)(i)(3)(a) and 8(G)(v) will apply) entitling such holders, for a period of not more than sixty (60) calendar days after the record date of such distribution, to subscribe for or purchase shares of Common Stock at a price per share that is less than the average of the Last Reported Sale Prices per share of Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the date such distribution is announced, then the Conversion Rate will be increased based on the following formula:

OS + X
CR1 = CR0 ×	OS + Y

where:
CR0 = the Conversion Rate in effect immediately before the Open of Business on the Ex-Dividend Date for such distribution;

CR1 = the Conversion Rate in effect immediately after the Open of Business on such Ex-Dividend Date;

OS = the number of shares of Common Stock outstanding immediately before the Open of Business on such Ex-Dividend Date;

X = the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and

Y = a number of shares of Common Stock obtained by dividing (x) the aggregate price payable to exercise such rights, options or warrants by (y) the average of the Last Reported Sale Prices per share of Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the date such distribution is announced.

To the extent that shares of Common Stock are not delivered after the expiration of such rights, options or warrants (including as a result of such rights, options or warrants not being exercised), the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the increase to the Conversion Rate for such distribution been made on the basis of delivery of only the number of shares of Common Stock actually delivered upon exercise of such rights, option or warrants. To the extent such rights, options or warrants are not so distributed, the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the Ex-Dividend Date for the distribution of such rights, options or warrants not occurred.

For purposes of this Section 8(G)(i)(2), in determining whether any rights, options or warrants entitle holders of Common Stock to subscribe for or purchase shares of Common Stock at a price per share that is less than the average of the Last Reported Sale Prices per share of Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before the date the distribution of such rights, options or warrants is announced, and in determining the aggregate price payable to exercise such rights, options or warrants, there will be taken into account any consideration the Company receives for such rights, options or warrants and any amount payable on exercise thereof, with the value of such consideration, if not cash, to be determined by the Board of Directors in good faith.

(3) Spin-Offs and Other Distributed Property.
(a) Distributions Other than Spin-Offs. If the Company distributes shares of its Capital Stock, evidences of its indebtedness or other assets or property of the Company, or rights, options or warrants to acquire Capital Stock of the Company or other securities, to all or substantially all holders of the Common Stock, excluding:
(v) dividends, distributions, rights, options or warrants for which an adjustment to the Conversion Rate is required pursuant to Section 8(G)(i)(1) or Section 8(G)(i)(2);

(w) dividends or distributions paid exclusively in cash for which an adjustment to the Conversion Rate is required pursuant to Section 8(G)(i)(4);

(x) rights issued or otherwise distributed pursuant to a stockholder rights plan, except to the extent provided in Section 8(G)(v);

(y) Spin-Offs for which an adjustment to the Conversion Rate is required pursuant to Section 8(G)(i)(3)(b); and

(z) a distribution solely pursuant to a Common Stock Change Event, as to which Section 8(J) will apply,

then the Conversion Rate will be increased based on the following formula:

SP
CR1 = CR0 ×	SP - FMV

where:
CR0 = the Conversion Rate in effect immediately before the Open of Business on the Ex-Dividend Date for such distribution;

CR1 = the Conversion Rate in effect immediately after the Open of Business on such Ex-Dividend Date;

SP = the average of the Last Reported Sale Prices per share of Common Stock for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately before such Ex-Dividend Date; and

FMV = the fair market value (as determined by the Board of Directors in good faith), as of such Ex-Dividend Date, of the shares of Capital Stock, evidences of indebtedness, assets, property, rights, options or warrants distributed per share of Common Stock pursuant to such distribution;

provided, however, that if FMV is equal to or greater than SP, then, in lieu of the foregoing adjustment to the Conversion Rate, the Holder will receive, for each $1,000 Principal Amount of this Note held by this Holder on the record date for such distribution, at the same time and on the same terms as holders of Common Stock, the amount and kind of shares of Capital Stock, evidences of indebtedness, assets, property, rights, options or warrants that such Holder would have received if such Holder had owned, on such record date, a number of shares of Common Stock equal to the Conversion Rate in effect on such record date.

To the extent such distribution is not so paid or made, the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the adjustment been made on the basis of only the distribution, if any, actually made or paid.

(b) Spin-Offs. If the Company distributes or dividends shares of Capital Stock of any class or series, or similar equity interest, of or relating to an Affiliate, a Subsidiary or other business unit of the Company to all or substantially all holders of the Common Stock (other than solely pursuant to a Common Stock Change Event, as to which Section 8(J) will apply), and such Capital Stock or equity interest is listed or quoted (or will be listed or quoted upon the consummation of the transaction) on a U.S. national securities exchange (a “Spin-Off”), then the Conversion Rate will be increased based on the following formula:

FMV + SP
CR1 = CR0 ×	SP

where:
CR0 = the Conversion Rate in effect immediately before the Open of Business on the Ex-Dividend Date for such Spin-Off;

CR1 = the Conversion Rate in effect immediately after the Open of Business on such Ex-Dividend Date;

FMV = the product of (x) the average of the Last Reported Sale Prices per share or unit of the Capital Stock or equity interests distributed in such Spin-Off over the ten (10) consecutive Trading Day period (the “Spin-Off Valuation Period”) beginning on, and including, such Ex-Dividend Date (such average to be determined as if references to Common Stock in the definitions of Last Reported Sale Price, Trading Day and Market Disruption Event were instead references to such Capital Stock or equity interests); and (y) the number of shares or units of such Capital Stock or equity interests distributed per share of Common Stock in such Spin-Off; and

SP = the average of the Last Reported Sale Prices per share of Common Stock for each Trading Day in the Spin-Off Valuation Period.

The adjustment to the Conversion Rate pursuant to this Section 8(G)(i)(3)(b) will be calculated as of the Close of Business on the last Trading Day of the Spin-Off Valuation Period but will be given effect immediately after the Open of Business on the Ex-Dividend Date for the Spin-Off, with retroactive effect. If a Note is converted and the Conversion Date occurs during the Spin-Off Valuation Period, then, notwithstanding anything to the contrary in this Note, the Company will, if necessary, delay the settlement of such conversion until the second (2nd) Business Day after the last day of the Spin-Off Valuation Period.

To the extent any dividend or distribution of the type set forth in this Section 8(G)(i)(3)(b) is declared but not made or paid, the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the adjustment been made on the basis of only the dividend or distribution, if any, actually made or paid.

(4) Cash Dividends or Distributions. If any cash dividend or distribution is made to all or substantially all holders of Common Stock, then the Conversion Rate will be increased based on the following formula:

SP
CR1 = CR0 ×	SP - D

where:
CR0 = the Conversion Rate in effect immediately before the Open of Business on the Ex-Dividend Date for such dividend or distribution;

CR1 = the Conversion Rate in effect immediately after the Open of Business on such Ex-Dividend Date;

SP = the Last Reported Sale Price per share of Common Stock on the Trading Day immediately before such Ex-Dividend Date; and

D = the cash amount distributed per share of Common Stock in such dividend or distribution;

provided, however, that if D is equal to or greater than SP, then, in lieu of the foregoing adjustment to the Conversion Rate, the Holder will receive, for each $1,000 Principal Amount of this Note held by the Holder on the record date for such dividend or distribution, at the same time and on the same terms as holders of Common Stock, the amount of cash that such Holder would have received if such Holder had owned, on such record date, a number of shares of Common Stock equal to the Conversion Rate in effect on such record date.

To the extent such dividend or distribution is declared but not made or paid, the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the adjustment been made on the basis of only the dividend or distribution, if any, actually made or paid.

(5) Tender Offers or Exchange Offers. If the Company or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for shares of Common Stock (other than solely pursuant to an odd-lot tender offer pursuant to Rule 13e-4(h)(5) under the Exchange Act), and the value (determined as of the Expiration Time by the Board of Directors in good faith) of the cash and other consideration paid per share of Common Stock in such tender or exchange offer exceeds the Last Reported Sale Price per share of Common Stock on the Trading Day immediately after the last date (the “Expiration Date”) on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended), then the Conversion Rate will be increased based on the following formula:

AC + (SP x OS1)
CR = CR0 ×	SP x OS0

where:
CR0 = the Conversion Rate in effect immediately before the time (the “Expiration Time”) such tender or exchange offer expires;

CR1 = the Conversion Rate in effect immediately after the Expiration Time;

AC = the aggregate value (determined as of the Expiration Time by the Board of Directors in good faith) of all cash and other consideration paid for shares of Common Stock purchased or exchanged in such tender or exchange offer;

OS0 = the number of shares of Common Stock outstanding immediately before the Expiration Time (including all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);

OS1 = the number of shares of Common Stock outstanding immediately after the Expiration Time (excluding all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer); and

SP = the average of the Last Reported Sale Prices per share of Common Stock over the ten (10) consecutive Trading Day period (the

“Tender/Exchange Offer Valuation Period”) beginning on, and including, the Trading Day immediately after the Expiration Date;

provided, however, that the Conversion Rate will in no event be adjusted down pursuant to this Section 8(G)(i)(5), except to the extent provided in the immediately following paragraph. The adjustment to the Conversion Rate pursuant to this Section 8(G)(i)(5) will be calculated as of the Close of Business on the last Trading Day of the Tender/Exchange Offer Valuation Period but will be given effect immediately after the Expiration Time, with retroactive effect. If a Note is converted and the Conversion Date occurs on the Expiration Date or during the Tender/Exchange Offer Valuation Period, then, notwithstanding anything to the contrary in this Note, the Company will, if necessary, delay the settlement of such conversion until the second (2nd) Business Day after the last day of the Tender/Exchange Offer Valuation Period.

To the extent such tender or exchange offer is announced but not consummated (including as a result of the Company being precluded from consummating such tender or exchange offer under applicable law), or any purchases or exchanges of shares of Common Stock in such tender or exchange offer are rescinded, the Conversion Rate will be readjusted to the Conversion Rate that would then be in effect had the adjustment been made on the basis of only the purchases or exchanges of shares of Common Stock, if any, actually made, and not rescinded, in such tender or exchange offer.

(ii) No Adjustments in Certain Cases.
(1) Where the Holder Participates in the Transaction or Event Without Conversion. Notwithstanding anything to the contrary in Section 8(G)(i), the Company will not be obligated to adjust the Conversion Rate on account of a transaction or other event otherwise requiring an adjustment pursuant to Section 8(G)(i) (other than a stock split or combination of the type set forth in Section 8(G)(i)(1) or a tender or exchange offer of the type set forth in Section 8(G)(i)(5)) if the Holder participates, at the same time and on the same terms as holders of Common Stock, and solely by virtue of being the Holder of this Note, in such transaction or event without having to convert this Note and as if the Holder held a number of shares of Common Stock equal to the product of (i) the Conversion Rate in effect on the related record date; and (ii) the aggregate Principal Amount (expressed in thousands) of this Note held by this Holder on such date.
(2) Certain Events. The Company will not be required to adjust the Conversion Rate except as provided in Section 8(G), Section 8(H) or Section 8(I). Without limiting the foregoing, the Company will not be obligated to adjust the Conversion Rate on account of:

(a) except as otherwise provided in Section 8(G), the sale of shares of Common Stock for a purchase price that is less than the market price per share of Common Stock or less than the Conversion Price;
(b) the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any such plan;
(c) the issuance of any shares of Common Stock, restricted stock, or options or rights to purchase shares of Common Stock pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Company or any of its Subsidiaries;
(d) the issuance of any shares of Common Stock pursuant to any option, warrant, right or convertible or exchangeable security of the Company outstanding as of the Issue Date (other than an adjustment pursuant to Section 8(G)(i)(3)(a) in connection with the separation of rights under the Company’s stockholder rights plan existing, if any, as of the Issue Date);
(e) solely a change in the par value of the Common Stock; or
(f) accrued and unpaid interest on this Note.
(iii) Adjustments Not Yet Effective. Notwithstanding anything to the contrary in this Note, if:
(1) this Note is to be converted;
(2) the record date, effective date or Expiration Time for any event that requires an adjustment to the Conversion Rate pursuant to Section 8(G)(i) has occurred on or before the Conversion Date for such conversion, but an adjustment to the Conversion Rate for such event has not yet become effective as of such Conversion Date;
(3) the Conversion Consideration due upon such conversion includes any whole shares of Common Stock; and
(4) such shares are not entitled to participate in such event (because they were not held on the related record date or otherwise), then, solely for purposes of such conversion, the Company will, without duplication, give effect to such adjustment on such Conversion Date. In such case, if the date on which the Company is otherwise required to deliver the consideration due upon such conversion is before the first date on which the amount of such adjustment can be determined, then the

Company will delay the settlement of such conversion until the second (2nd) Business Day after such first date.

(iv) Conversion Rate Adjustments where the Converting Holder Participates in the Relevant Transaction or Event. Notwithstanding anything to the contrary in this Note, if:
(1) a Conversion Rate adjustment for any dividend or distribution becomes effective on any Ex-Dividend Date pursuant to Section 8(G)(i);
(2) a Note is to be converted;
(3) the Conversion Date for such conversion occurs on or after such Ex-Dividend Date and on or before the related record date;
(4) the Conversion Consideration due upon such conversion includes any whole shares of Common Stock based on a Conversion Rate that is adjusted for such dividend or distribution; and
(5) such shares would be entitled to participate in such dividend or distribution (including pursuant to Section 8(C)(ii)), then (x) such Conversion Rate adjustment will not be given effect for such conversion; (y) the shares of Common Stock issuable upon such conversion based on such unadjusted Conversion Rate will not be entitled to participate in such dividend or distribution; and (z) there will be added, to the Conversion Consideration otherwise due upon such conversion, the same kind and amount of consideration that would have been delivered in such dividend or distribution with respect to such shares of Common Stock had such shares been entitled to participate in such dividend or distribution.

(v) Stockholder Rights Plans. If any shares of Common Stock are to be issued upon conversion of any Note and, at the time of such conversion, the Company has in effect any stockholder rights plan, then the Holder of such Note will be entitled to receive, in addition to, and concurrently with the delivery of, the Conversion Consideration otherwise payable under this Note upon such conversion, the rights set forth in such stockholder rights plan, unless such rights have separated from the Common Stock at such time, in which case, and only in such case, the Conversion Rate will be adjusted pursuant to Section 8(G)(i)(3)(a) on account of such separation as if, at the time of such separation, the Company had made a distribution of the type referred to in such Section to all holders of the Common Stock, subject to readjustment in accordance with such Section if such rights expire, terminate or are redeemed.
(vi) Limitation on Effecting Transactions Resulting in Certain Adjustments. The Company will not engage in or be a party to any transaction or event that would require the Conversion Rate to be adjusted pursuant to Section 8(G)(i), Section 8(H) or

Section 8(I) to an amount that would result in the Conversion Price per share of Common Stock being less than the par value per share of Common Stock.
(vii) Equitable Adjustments to Prices. Whenever any provision of this Note requires the Company to calculate the average of the Last Reported Sale Prices, or any function thereof, over a period of multiple days (including to calculate an adjustment to the Conversion Rate), the Company will make proportionate adjustments, if any, to such calculations to account for any adjustment to the Conversion Rate pursuant to Section 8(G)(i) that becomes effective, or any event requiring such an adjustment to the Conversion Rate where the Ex-Dividend Date or effective date, as applicable, of such event occurs, at any time during such period.
(viii) Calculation of Number of Outstanding Shares of Common Stock. For purposes of this Section 8(G), the number of shares of Common Stock outstanding at any time will (i) include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock; and (ii) exclude shares of Common Stock held in the Company’s treasury (unless the Company pays any dividend or makes any distribution on shares of Common Stock held in its treasury).
(ix) Calculations. All calculations with respect to the Conversion Rate and adjustments thereto will be made to the nearest 1/10,000th of a share of Common Stock (with 5/100,000ths rounded upward).
(x) Notice of Conversion Rate Adjustments. Upon the effectiveness of any adjustment to the Conversion Rate pursuant to Section 8(G)(i), the Company will promptly send notice to the Holder containing (i) a brief description of the transaction or other event on account of which such adjustment was made; (ii) the Conversion Rate in effect immediately after such adjustment; and (iii) the effective time of such adjustment.
(H) Voluntary Adjustments.
(i) Generally. To the extent permitted by law and applicable stock exchange rules, the Company, from time to time, may (but is not required to) increase the Conversion Rate by any amount if (i) the Board of Directors determines in good faith that such increase is either (x) in the best interest of the Company; or (y) advisable to avoid or diminish any income tax imposed on holders of Common Stock or rights to purchase Common Stock as a result of any dividend or distribution of shares (or rights to acquire shares) of Common Stock or any similar event; and (ii) such increase is irrevocable during such period. The Company and the Holder agree that any such voluntary adjustment to the Conversion Rate and any conversion of any portion of the Note based upon any such voluntary adjustment shall not constitute material non-public information with respect to the Company.
(ii) Notice of Voluntary Increases. If the Board of Directors determines to increase the Conversion Rate pursuant to Section 8(H)(i), then, no later than the first Business Day following such determination, the Company will send notice to the Holder of such increase, the amount thereof and the period during which such increase will be in effect.
(I) Adjustments to the Conversion Rate in Connection with an Event of Default. If an Event of Default occurs and the Conversion Date for the conversion of a Note occurs during the related Event of Default Conversion Period, then, subject to Section 8(K), the Conversion Rate applicable to such conversion will be increased by a number of shares equal to the Event of Default Additional Shares.
(J) Effect of Certain Recapitalizations, Reclassifications, Consolidations, Mergers and Sales.
(i) Generally. If there occurs:
(1) recapitalization, reclassification or change of the Common Stock (other than (x) changes solely resulting from a subdivision or combination of the Common Stock, (y) a change only in par value or from par value to no par value or no par value to par value and (z) stock splits and stock combinations that do not involve the issuance of any other series or class of securities);
(2) consolidation, merger, combination or binding or statutory share exchange involving the Company;
(3) sale, lease or other transfer of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person; or
(4) other similar event,
and, in each case, as a result of such occurrence, the Common Stock is converted into, or is exchanged for, or represents solely the right to receive, other securities or other property (including cash or any combination of the foregoing) (such an event, a “Common Stock Change Event,” and such other securities or other property, the “Reference Property,” and the amount and kind of Reference Property that a holder of one (1) share of Common Stock would be entitled to receive on account of such Common Stock Change Event (without giving effect to any arrangement not to issue fractional shares of securities or other property), a “Reference Property Unit”), then, notwithstanding anything to the contrary in this Note, at the effective time of such Common Stock Change Event, (x) the Conversion Consideration due upon conversion of any Note will be determined in the same manner as if each reference to any number of shares of Common Stock in this Section 8 (or in any related definitions) were instead a reference to the same number of Reference Property Units; (y) for purposes of Section 8(A), each reference to any number of shares of Common Stock in such Section (or in any related definitions) will instead be deemed to be a reference to the same number of Reference Property Units; and (z) for purposes of the definition of “Fundamental Change,” the term “Common Stock” and “common equity” will be deemed to mean the common equity, if any, forming part of such Reference Property. For these purposes, (I)

the Daily VWAP of any Reference Property Unit or portion thereof that consists of a class of common equity securities will be determined by reference to the definition of “Daily VWAP,” substituting, if applicable, the Bloomberg page for such class of securities in such definition; and (II) the Daily VWAP of any Reference Property Unit or portion thereof that does not consist of a class of common equity securities, and the Last Reported Sale Price of any Reference Property Unit or portion thereof that does not consist of a class of securities, will be the fair value of such Reference Property Unit or portion thereof, as applicable, determined in good faith by the Company (or, in the case of cash denominated in U.S. dollars, the face amount thereof).

If the Reference Property consists of more than a single type of consideration to be determined based in part upon any form of stockholder election, then the composition of the Reference Property Unit will be deemed to be the weighted average of the types and amounts of consideration actually received, per share of Common Stock, by the holders of Common Stock. The Company will notify the Holder of such weighted average as soon as practicable after such determination is made.

At or before the effective date of such Common Stock Change Event, the Company and the resulting, surviving or transferee Person (if not the Company) of such Common Stock Change Event (the “Successor Person”) will execute and deliver such instruments or agreements that (x) provides for subsequent conversions of this Note in the manner set forth in this Section 8(J); (y) provides for subsequent adjustments to the Conversion Rate pursuant to Section 8(G), Section 8(H) and Section 8(I) in a manner consistent with this Section 8(J); and (z) contains such other provisions as the Company reasonably determines are appropriate to preserve the economic interests of the Holder and to give effect to the provisions of this Section 8(J). If the Reference Property includes shares of stock or other securities or assets of a Person other than the Successor Person, then such other Person will also execute such instruments or agreements and such instruments or agreements will contain such additional provisions the Company reasonably determines are appropriate to preserve the economic interests of the Holder.

(ii) Notice of Common Stock Change Events. As soon as practicable after learning the anticipated or actual effective date of any Common Stock Change Event, the Company will provide written notice to the Holder of such Common Stock Change Event, including a brief description of such Common Stock Change Event, its anticipated effective date and a brief description of the anticipated change in the conversion right of this Note.
(iii) Compliance Covenant. The Company will not become a party to any Common Stock Change Event unless its terms are consistent with this Section 8(J).
(A) Limitations on Conversions.
(i) Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained herein, the Company shall not effect the conversion of any portion of this Note, and the Holder shall not have the right to convert any portion of this Note, pursuant to the terms and conditions of this Note and any such conversion shall be null and void and treated as if never made, to the extent that after giving effect to such conversion, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the "Maximum Percentage") of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, unconverted portion of this Note beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 8(K)(i). For purposes of this Section 8(K)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Note, in determining the number of outstanding shares of Common Stock the Holder may acquire upon the conversion of this Note without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Commission, as the case may be, (y) a more recent public announcement by the Company or (3) any other written notice by the Company or the Transfer Agent (as defined in the Securities Purchase Agreement) setting forth the number of shares of Common Stock outstanding (the "Reported Outstanding Share Number"). If the Company receives a conversion notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) promptly notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such conversion notice would otherwise cause the Holder's beneficial ownership, as determined pursuant to this Section 8(K)(i), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of conversion shares to be issued pursuant to such conversion notice. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Trading Day confirm in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon conversion of this Note results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of

Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder's and the other Attribution Parties' aggregate beneficial ownership exceeds the Maximum Percentage (the "Excess Shares") shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of Notes that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Note in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. No prior inability to convert this Note pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 8(K)(i) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 8(K)(i) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Note.
(ii) Stock Exchange Limitations. Notwithstanding anything to the contrary in this Note, until the Requisite Stockholder Approval is obtained, in no event will the number of shares of Common Stock issuable upon conversion of this Note pursuant to Section 8(I), together with all other shares, if any, theretofore issued upon conversion of this Note, including any portion constituting an Early Redemption Payment, exceed [insert # representing one share less share than 20% of the outstanding shares] shares in the aggregate. If any one or more shares of Common Stock are not delivered upon conversion of this Note as a result of the operation of the preceding sentence (such shares, the “Withheld Shares”), then on the Conversion Settlement Date for such conversion, the Company will pay to the Holder, in addition to the Conversion Consideration otherwise due upon such conversion, cash in an amount equal to the product of (x) the number of such Withheld Shares; and (y) the Daily VWAP per share of Common Stock on the Conversion Date for such conversion.
Section 9. AFFIRMATIVE AND NEGATIVE COVENANTS.
(A) Stay, Extension and Usury Laws. To the extent that it may lawfully do so, the Company (A) agrees that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law (wherever or whenever enacted or in force) that may affect the covenants or the performance of this Note; and

(B) expressly waives all benefits or advantages of any such law and agrees that it will not, by resort to any such law, hinder, delay or impede the execution of any power granted to the Holder by this Note, but will suffer and permit the execution of every such power as though no such law has been enacted.
(B) Corporate Existence. Subject to Section 9(A), the Company will cause to preserve and keep in full force and effect:
(i) its corporate existence in accordance with the organizational documents of the Company; and
(ii) the material rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries;
provided, however, that the Company need not preserve or keep in full force and effect any such license or franchise if the Board of Directors determines in good faith that (x) the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole; and (y) the loss thereof is not, individually or in the aggregate, materially adverse to the Holder.
(C) Ranking. All payments due under this Note shall rank (i) pari passu with all Other Notes and, except as set forth in clause (ii) of this paragraph, all unsecured indebtedness of the Company, (ii) effectively senior to all unsecured indebtedness of the Company to the extent of the value of the Collateral securing the Notes for so long as the Collateral so secures the Notes in accordance with the terms hereof and (iii) senior to any Subordinated Indebtedness.
(D) Indebtedness; Amendments to Indebtedness. The Company shall not and shall not permit any Subsidiary to: (a) create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, other than Permitted Indebtedness; (b) prepay any Indebtedness except for (i) by the conversion of Indebtedness into equity securities and the payment of cash in lieu of fractional shares in connection with such conversion, or (ii) a refinancing of the entire amount of such Indebtedness which does not impose materially more burdensome terms upon the Company or its Subsidiaries than exist in such Indebtedness prior to such refinancing, but with a maturity date which is later than one hundred eighty-one (181) days following the Maturity Date; or (c) amend or modify any documents or notes evidencing any Indebtedness in any manner which shortens the maturity date or any amortization, redemption or interest payment date thereof or otherwise imposes materially more burdensome terms upon the Company or its Subsidiaries than exist in such Indebtedness prior to such amendment or modification without the prior written consent of Holder.
(E) Liens. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien of any kind on any asset now owned or hereafter acquired, except Permitted Liens.

(F)  Investments. The Company shall not directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.
(G) Distributions. The Company shall not, and shall not allow any Subsidiary to, (a) repurchase or redeem any class of stock or other equity interest other than pursuant to employee, director or consultant repurchase plans or other similar agreements provided under plans approved by the Board of Directors, or (b) except with respect to the Company’s Series B Preferred Stock outstanding as of the Issue Date, declare or pay any cash dividend or make a cash distribution on any class of stock or other equity interest, except that a Subsidiary or Certus may pay dividends or make distributions to the Company or a parent company that is a direct or indirect wholly owned Subsidiary of the Company), or (c) lend money to any employees, officers or directors (except as permitted under clauses (F) or (G) of the definition of Permitted Investment), or guarantee the payment of any such loans granted by a third party in excess of fifty thousand dollars ($50,000) in the aggregate or (d) waive, release or forgive any Indebtedness owed by any employees, officers or directors in excess of fifty thousand dollars $50,000 in the aggregate.
(H)  Transfers. Except for Permitted Transfers and Permitted Investments, the Company shall not, and shall not allow any Subsidiary to, voluntarily or involuntarily transfer, sell, lease, license, lend or in any other manner convey any equitable, beneficial or legal interest in any material portion of its assets.
(I)   Taxes. The Company and its Subsidiaries shall pay when due all taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against the Company and its Subsidiaries or their respective assets or upon their ownership, possession, use, operation or disposition thereof or upon their rents, receipts or earnings arising therefrom. The Company and its Subsidiaries shall file on or before the due date therefor all personal property tax returns. Notwithstanding the foregoing, the Company and its Subsidiaries may contest, in good faith and by appropriate proceedings, taxes for which they maintain adequate reserves therefor in accordance with GAAP.
(J) Minimum Liquidity. The Company shall have at all times liquidity calculated as unrestricted, unencumbered Cash and Cash Equivalents in one or more deposit accounts located in the United States and subject to a Control Agreement (as defined in the Security Agreement) in favor of the Collateral Agent in a minimum amount equal to eight million dollars ($8,000,000).
(K) Change in Nature of Business. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by or publicly contemplated to be conducted by the Company and each of its Subsidiaries on the Issue Date or any business substantially related or incidental thereto. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose.

(L) Maintenance of Properties, Etc. The Company shall maintain and preserve all of its properties which are necessary or useful (as determined by the Company in good faith) in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply at all times in all material respects with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.
(M) Maintenance of Intellectual Property. The Company will take all action necessary or advisable to maintain all of the Intellectual Property Rights (as defined in the Securities Purchase Agreement) of the Company that are necessary or material (as determined by the Company in good faith) to the conduct of its business in full force and effect.
(N) Maintenance of Insurance. The Company shall maintain insurance with reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.
(O) Transactions with Affiliates. The Company shall not enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any affiliate, except transactions for fair consideration and on terms no less favorable to it than would be obtainable in a comparable arm’s length transaction with a Person that is not an affiliate thereof.
(P) Restricted Issuances. The Company shall not, directly or indirectly, without the prior written consent of the holders of a majority in aggregate principal amount of the Notes then outstanding, (i) issue any Notes (other than as contemplated by the Securities Purchase Agreement and the Notes) or (ii) issue any other securities or incur any Indebtedness that would cause a breach or Default under the Notes or that by its terms would prohibit or restrict the performance of any of the Company’s obligations under the Notes, including without limitation, the payment of interest and principal thereon.
(Q) Independent Investigation. At the request of the Holder at any time when an Event of Default has occurred and is continuing, the Company shall hire an independent, reputable investment bank selected by the Company and approved by the Holder to investigate as to whether any breach of this Note has occurred (the “Independent Investigator”). If the Independent Investigator determines that such breach of this Note has occurred, the Independent Investigator shall notify the Company of such breach and the Company shall deliver written notice to the Holder of such breach. In connection with such investigation, the Independent Investigator may, during normal business hours and upon signing a confidentiality agreement in a form reasonably acceptable to the Company, inspect all contracts, books, records, personnel, offices and other facilities and properties of the Company and its Subsidiaries and, to the extent available to the Company after the Company uses reasonable efforts to obtain them, the records of its accountants (including the accountants’ work papers) and any books of account, records, reports and other papers not contractually required of the Company to be confidential or secret, or subject to attorney-client or other evidentiary privilege, and the Independent Investigator may make such copies and inspections thereof as the Independent Investigator may reasonably request. The Company shall furnish the Independent Investigator with such financial and operating data and other information with respect to the business and properties of the Company as the Independent Investigator may reasonably request. The Company shall permit the Independent Investigator to discuss the affairs, finances and accounts of the Company with, and to make proposals and furnish advice with respect thereto to, the Company’s officers, directors, key employees and independent public accountants or any of them (and by this provision the Company authorizes said accountants to discuss with such Independent Investigator the finances and affairs of the Company and any Subsidiaries; provided that the Company’s chief financial officer and chief executive officer shall also be invited to attend any discussion with a key employee or the independent public accountants), all at such reasonable times, upon reasonable notice, and as often as may be reasonably requested.
(R) If at least two million five hundred thousand dollars ($2,500,000) of the Principal Amount of this Note has not been converted under Section 8 hereof on or prior to February 1, 2020, then the Company shall redeem on such date the portion of such amount not so converted pursuant to Section 7(A) hereof. Additionally, if at least five million dollars ($5,000,000) (less all amounts converted or redeemed on or prior to February 1, 2020 pursuant to the prior sentence) of the Principal Amount of this Note has not been converted under Section 8 hereof during the period beginning on February 2, 2020 and ending on April 1, 2020, then the Company shall redeem on such date the portion of such amount not so converted pursuant to Section 7(A) hereof. For the avoidance of doubt, any amounts converted or redeemed pursuant to this Section 9(R) shall not count towards any Early Redemption Payment or be taken into account for purposes of calculating the required aggregate Early Redemption Payments set forth in Section 7(B)(ii) and any Early Redemption Payments shall not count towards any redemption obligation pursuant to this Section 9(R).
(S) Upon delivery by the Company to the Holder (or receipt by the Company from the Holder) of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall on or prior to 9:00 am, New York city time on the Business Day immediately following such notice delivery date, publicly disclose such material, non-public information on a Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to the Holder explicitly in writing in such notice (or immediately upon receipt of notice from the Holder, as applicable), and in the absence of any such written indication in such notice (or notification from the Company immediately upon receipt of notice from the Holder), the Holder shall be entitled to presume that information contained in the notice does not constitute material, non-public information relating to the Company or any of its Subsidiaries. Nothing contained in this Section 9(S) shall limit any obligations of the Company, or any rights of the Holder, under the Securities Purchase Agreement.

(T) The Company acknowledges and agrees that the Holder is not a fiduciary or agent of the Company and that the Holder shall have no obligation to (a) maintain the confidentiality of any information provided by the Company or (b) refrain from trading any securities while in possession of such information in the absence of a written non-disclosure agreement signed by an officer of the Holder that explicitly provides for such confidentiality and trading restrictions. In the absence of such an executed, written non-disclosure agreement, the Company acknowledges that the Holder may freely trade in any securities issued by the Company, may possess and use any information provided by the Company in connection with such trading activity, and may disclose any such information to any third party.
Section 10. SUCCESSORS.
The Company will not consolidate with or merge with or into, or (directly, or indirectly through one or more of its Subsidiaries) sell, lease or otherwise transfer, in one transaction or a series of transactions, all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to another Person, other than the Holder or any of its Affiliates (a “Business Combination Event”), unless:

(A) the resulting, surviving or transferee Person either (x) is the Company or (y) if not the Company, is a corporation (the “Successor Corporation”) duly organized and existing under the laws of the United States of America, any State thereof or the District of Columbia that expressly assumes (by executing and delivering to the Holder, at or before the effective time of such Business Combination Event, a supplement to this instrument) all of the Company’s obligations under this Note; and
(A) immediately after giving effect to such Business Combination Event, no Default or Event of Default will have occurred and be continuing.
At the effective time of any Business Combination Event, the Successor Corporation (if not the Company) will succeed to, and may exercise every right and power of, the Company under this Note with the same effect as if such Successor Corporation had been named as the Company in this Note, and, except in the case of a lease, the predecessor Company will be discharged from its obligations under this Note.

Section 11. DEFAULTS AND REMEDIES
(A) Events of Default. “Event of Default” means the occurrence of any of the following:
(i) a default in the payment when due of the Principal Amount, Maturity Principal Amount, Fundamental Change Repurchase Price, Company Redemption Price or Early Redemption Payment of this Note;
(ii) a default for two (2) Business Days in the payment when due of interest on this Note;

(iii) a default in the Company’s obligation to convert this Note in accordance with Section 8 upon the exercise of the conversion right with respect thereto or upon Forced Conversion;
(iv) a default in the Company’s obligation to deliver a Fundamental Change Notice pursuant to Section 6(C), and such default continues for three (3) Business Days;
(v) a materially false or inaccurate certification (including a false or inaccurate deemed certification) by the Company (A) that the Equity Conditions are satisfied, (B) that there has been no failure of the Equity Conditions, or (C) as to whether any Event of Default has occurred;
(vi) a default in any of the Company’s obligations or agreements under this Note or the Transaction Documents (in each case, other than a default set forth in clause (i), (ii) or (iii) of this Section 11(A)), or a breach of any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) of the Securities Purchase Agreement; provided, however, that if such default or breach can be cured, then such default or breach will not be an Event of Default unless the Company has failed to cure such default within ten (10) days after its occurrence;
(vii) any provision of any Transaction Document at any time for any reason (other than pursuant to the express terms thereof) ceases to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof is contested, directly or indirectly, by the Company or any of its Subsidiaries, or a proceeding is commenced by the Company or any of its Subsidiaries or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof;
(viii) a breach of any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) of any Transaction Document;
(ix) at any time, this Note or any shares of Common Stock issuable upon conversion of this Note are not Freely Tradable;
(x) any breach or default by the Company under Section 4(s) of the Securities Purchase Agreement;
(xi) the Company fails to comply with Section 9(J) of this Note.
(xii) the suspension from trading or failure of the Common Stock to be trading or listed on an Eligible Exchange for a period of ten (10) consecutive Trading Days;

(xiii) any breach or default by the Company under any Transaction Document except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of ten (10) consecutive days;
(xiv) a default by the Company or any of its Subsidiaries with respect to any Indebtedness of at least two hundred fifty thousand dollars ($250,000) (or its foreign currency equivalent) in the aggregate of the Company or any of its Subsidiaries, whether such Indebtedness exists as of the Issue Date or is thereafter created, subject to the lapse of any applicable notice or cure period provided therein; provided, however that for the avoidance of doubt this Section 11(A)(xiv) shall not apply to Capital Leases;
(xv) one or more final judgments, orders or awards (or any settlement of any litigation or other proceeding that, if breached, could result in a judgment, order or award) for the payment of at least two hundred fifty thousand dollars ($250,000) (or its foreign currency equivalent) in the aggregate (excluding any amounts covered by insurance pursuant to which the insurer has been notified and has not denied coverage), is rendered against the Company or any of its Subsidiaries and remains unsatisfied and (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order, award or settlement or (ii) there shall be a period of ten (10) consecutive Trading Days after entry thereof during which (A) a stay of enforcement thereof is not in effect or (B) the same is not vacated, discharged, stayed or bonded pending appeal;
(xvi) (A) the Company fails to timely file its quarterly reports on Form 10-Q or its annual reports on Form 10-K with the Commission in the manner and within the time periods required by the Exchange Act, or (B) the Company withdraws or restates any such quarterly report or annual report previously filed with the Commission in a manner that results in (A) the Company failing for any reason to satisfy the requirements of Rule 144(c)(1) under the Securities Act, including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (B) if the Company is or becomes an issuer as described in Rule 144(i)(1)(i), the Company failing to satisfy any condition set forth in Rule 144(i)(2);
(xvii) any Security Document shall for any reason fail or cease to create a separate valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on the Collateral in favor of the Collateral Agent or any material provision of any Security Document shall at any time for any reason cease to be valid and binding on or enforceable against the Company or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any governmental authority having jurisdiction over the Company, seeking to establish the invalidity or unenforceability thereof;
(xviii) any material damage to, or loss, theft or destruction of, any material portion of the Collateral (provided that any damage, loss, theft or destruction of the Collateral that reduces the value of such Collateral by $250,000 or more shall be deemed to be material), whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than sixty (60) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Company or any Subsidiary, if any such event or circumstance could reasonably be expected have a Material Adverse Effect (as defined in the Securities Purchase Agreement). For clarity, an Event of Default under this Section 11(A)(xviii) will not require any curtailment of revenue;
(xix) the Company fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the Holder upon conversion or exercise (as the case may be) of any Securities (as defined in the Securities Purchase Agreement) acquired by the Holder under the Securities Purchase Agreement (including this Note) as and when required by such Securities or the Securities Purchase Agreement, unless otherwise then prohibited by applicable federal securities laws, and any such failure remains uncured for at least five (5) Trading Days;
(xx) the Company or any of its Significant Subsidiaries, pursuant to or within the meaning of any Bankruptcy Law, either:
(1) commences a voluntary case or proceeding;
(2) consents to the entry of an order for relief against it in an involuntary case or proceeding;
(3) consents to the appointment of a custodian of it or for any substantial part of its property;
(4) makes a general assignment for the benefit of its creditors;
(5) takes any comparable action under any foreign Bankruptcy Law; or
(6) generally is not paying its debts as they become due; or
(xxi) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that either:
(1) is for relief against Company or any of its Significant Subsidiaries in an involuntary case or proceeding;
(2) appoints a custodian of the Company or any of its Significant Subsidiaries, or for any substantial part of the property of the Company or any of its Significant Subsidiaries;
(3) orders the winding up or liquidation of the Company or any of its Significant Subsidiaries; or
(4) grants any similar relief under any foreign Bankruptcy Law,

and, in each case under this Section 11(A)(xxi), such order or decree remains unstayed and in effect for at least thirty (30) days.

(A) Acceleration.
(i) Automatic Acceleration in Certain Circumstances. If an Event of Default set forth in Section 11(A)(xx) or (xxi) occurs with respect to the Company (and not solely with respect to a Significant Subsidiary of the Company), then the then outstanding portion of the Maturity Principal Amount of, and all accrued and unpaid interest on, this Note will immediately become due and payable without any further action or notice by any Person.
(ii) Optional Acceleration. If an Event of Default (other than an Event of Default set forth in Section 11(A)(xx) or (xxi) with respect to the Company and not solely with respect to a Subsidiary of the Company) occurs and is continuing, then the Holder, by notice to the Company, may declare this Note to become due and payable immediately for cash in an amount equal to the Event of Default Acceleration Amount plus all accrued and unpaid interest on this Note.
(C) Notice of Events of Default. Promptly, but in no event later than two (2) Business Days after an Event of Default, the Company will provide written notice of such Event of Default (an “Event of Default Notice”) to the Holder, which Event of Default Notice shall include (i) a reasonable description of the applicable Event of Default, (ii) a certification as to whether, in the opinion of the Company, such Event of Default is capable of being cured and, if applicable, a reasonable description of any existing plans of the Company to cure such Event of Default and (iii) a certification as to the date the Event of Default occurred and, if cured on or prior to the date of such Event of Default Notice, the date of such cure.
Section 12. RANKING.
The indebtedness represented by this Note will constitute the senior secured obligations of the Company; provided, that upon the consummation of a Qualified Debt Financing, indebtedness represented by this Note will be secured on a second priority basis to the liens securing the Indebtedness in respect of a Qualified Debt Financing and will constitute the junior secured obligations of the Company.

Section 13. REPLACEMENT NOTES.
If the Holder of this Note claims that this Note has been mutilated, lost, destroyed or wrongfully taken, then the Company will issue, execute and deliver a replacement Note upon surrender to the Company of such mutilated Note, or upon delivery to the Company of evidence of such loss, destruction or wrongful taking reasonably satisfactory to the Company. In the case of a lost, destroyed or wrongfully taken Note, the Company may require the Holder to provide such security or an indemnity that is reasonably satisfactory to the Company to protect the Company from any loss that it may suffer if this Note is replaced.

Section 14. NOTICES.
Any notice or communication to the Company will be deemed to have been duly given if in writing and delivered in person or by first class mail (registered or certified, return receipt requested), facsimile transmission, electronic transmission (including e-mail) or other similar means of unsecured electronic communication or overnight air courier guaranteeing next day delivery, or to the other’s address, which initially is as follows:

Workhorse Group Inc.
100 Commerce Drive
Loveland, Ohio 45140
Attention: Chief Financial Officer
Email address: [__]

The Company, by notice to the Holder, may designate additional or different addresses for subsequent notices or communications.

Any notice or communication to the Holder will be by email to its email address, which initially are as set forth in the Securities Purchase Agreement. The Holder, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

If a notice or communication is mailed in the manner provided above within the time prescribed, it will be deemed to have been duly given, whether or not the addressee receives it.

Section 15. SUCCESSORS.
All agreements of the Company in this Note will bind its successors.

Section 16. SEVERABILITY.
If any provision of this Note is invalid, illegal or unenforceable, then the validity, legality and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

Section 17. HEADINGS, ETC.
The headings of the Sections of this Note have been inserted for convenience of reference only, are not to be considered a part of this Note and will in no way modify or restrict any of the terms or provisions of this Note.

Section 18. AMENDMENTS
This Note may not be amended or modified unless in writing by the Company and the Required Holders (as defined in the Securities Purchase Agreement), and no condition herein

(express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

Section 19. GOVERNING LAW; WAIVER OF JURY TRIAL.
THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS NOTE. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

Section 20. SUBMISSION TO JURISDICTION.
The Company (A) agrees that any suit, action or proceeding against it arising out of or relating to this Note may be instituted in any U.S. federal court with applicable subject matter jurisdiction sitting in The City of New York; (B) waives, to the fullest extent permitted by applicable law, (i) any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding; and (ii) any claim that it may now or hereafter have that any such suit, action or proceeding in such a court has been brought in an inconvenient forum; and (C) submits to the nonexclusive jurisdiction of such courts in any such suit, action or proceeding.

Section 21. ENFORCEMENT FEES.
The Company agrees to pay all costs and expenses of the Holder incurred as a result of enforcement of this Note and the collection of any amounts owed to the Holder hereunder (whether in cash, Common Stock or otherwise), including, without limitation, reasonable attorneys’ fees and expenses.

Section 22. COLLATERAL AGENT.
(A) Appointment; Authorization. The Holder hereby irrevocably appoints, designates and authorizes HT Investments MA, LLC as collateral agent to take such action on its behalf under the provisions of this Note and each Security Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of each Security Document, together with such powers as are reasonably incidental thereto. The provisions of this Section 22 are solely for the benefit of the Collateral Agent, and the Company shall not have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any Security Document (or any other similar term) with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Notwithstanding any provision to the contrary contained elsewhere in this Note, any Security Document or any other agreement, instrument or document related hereto or thereto, the Collateral Agent shall not have any duty or responsibility except those expressly set forth herein, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Note, any Security Document or any other agreement, instrument or document related hereto or thereto or otherwise exist against the Collateral Agent.
(B) Delegation of Duties. The Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any Security Document by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through its Affiliates, partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives, or the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of any of its Affiliates (collectively, the “Related Parties”). The exculpatory provisions of this Section 22 shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent. The Collateral Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Collateral Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.
(C) Exculpatory Provisions.
(i) The Collateral Agent shall not have any duties or obligations except those expressly set forth in the Security Documents, and its duties shall be administrative in nature. Without limiting the generality of the foregoing, the Collateral Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers; and (iii) shall not, except as expressly set forth in the Security Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Collateral Agent or any of its Affiliates in any capacity.
(ii) The Collateral Agent shall not be liable for any action taken or not taken by it in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. The Collateral Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Collateral Agent in writing by the Company.
(iii) The Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (a) any statement, warranty or representation made in or in connection with this Note, any Security Document or any other agreement, instrument or document related hereto or thereto, (b) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (c) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (d) the validity, enforceability, effectiveness or genuineness of this Note, any

Security Document or any other agreement, instrument or document related hereto or thereto, or (e) any failure of the Company or any other party to this Note, any Security Agreement or any other agreement, instrument or document related hereto or thereto to perform its obligations hereunder or thereunder. The Collateral Agent shall not be under any obligation to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Note, any Security Document or any other agreement, instrument or document related hereto or thereto, or to inspect the properties, books or records of the Company or any Affiliate of the Company.
(D) Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
(E) Successor Agent. The Collateral Agent may resign as the Collateral Agent at any time upon ten (10) days’ prior notice to the Holder and each Other Holder and the Company. If the Collateral Agent resigns under this Note, the Holder and each Other Holder shall appoint a successor agent. If no successor agent is appointed prior to the effective date of the resignation of the Collateral Agent, the Collateral Agent may appoint a successor Collateral Agent on behalf of the Holder and each Other Holder after consulting with the Holder and each other Holder. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Collateral Agent and the term “the Collateral Agent” shall mean such successor agent, and the retiring Agent’s appointment, powers and duties as the Collateral Agent shall be terminated. After the Collateral Agent’s resignation hereunder as the Collateral Agent, the provisions of this Section 22 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent. If no successor agent has accepted appointment as the Collateral Agent by the date which is thirty (30) days following a retiring Collateral Agent’s notice of resignation, a retiring Collateral Agent’s resignation shall nevertheless thereupon become effective and the Holder, together with each Other Holder, shall perform all of the duties of the Collateral Agent hereunder until such time as the Holder and each Other Holder shall appoint a successor agent as provided for above.
(F) Non-Reliance on the Collateral Agent. The Holder acknowledges that it has, independently and without reliance upon the Collateral Agent or any of its Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Note. The Holder also acknowledges that it will, independently and without reliance upon the Collateral Agent or any of its Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Note, any Security Document or any related agreement or any document furnished hereunder or thereunder.
(G) Collateral Matters. The Holder irrevocably authorizes the Collateral Agent to release any Lien granted to or held by the Collateral Agent under any Security Document (i) when all Obligations (as defined in the Security Agreement) have been paid in full or a Qualified Debt Financing is consummated; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any sale or other disposition permitted under this Note and each other agreement, instrument or document related hereto (it being agreed and understood that the Collateral Agent may conclusively rely without further inquiry on a certificate of an officer of the Company as to the sale or other disposition of property being made in compliance with this Note and each other agreement, instrument or document related hereto); or (iii) if approved, authorized or ratified in writing by the Holder and each Other Holder. The Collateral Agent shall have the right, in accordance with the Security Documents to sell, lease or otherwise dispose of any Collateral (as defined in the Security Agreement) for cash, credit or any combination thereof, and the Collateral Agent may purchase any Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of the purchase price, may credit bid and setoff the amount of such price against the Obligations.
(H) Reimbursement by Holder and Other Holders. To the extent that the Company for any reason fails to indefeasibly pay any amount required under  Sections 4(e) or 9(k) of the Securities Purchase Agreement to be paid by it to the Collateral Agent (or any sub-agent thereof) or any Related Party of the Collateral Agent (or any sub-agent thereof), the Holder hereby agrees, jointly and severally with each Other Holder, to pay to the Collateral Agent (or any such sub-agent) or such Related Party of the Collateral Agent (or any sub-agent thereof), as the case may be, such unpaid amount.
(I) Marshaling; Payments Set Aside. Neither the Collateral Agent nor the Holder shall be under any obligation to marshal any assets in favor of the Company or any other Person or against or in payment of any or all of the Obligations. To the extent that the Company makes a payment or payments to the Collateral Agent, or the Collateral Agent enforces its Liens or exercises its rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Collateral Agent in its discretion) to be repaid to a trustee, receiver or any other party in connection with any bankruptcy, insolvency or similar proceeding, or otherwise, then (i) to the extent of such recovery, the obligation hereunder or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred and (ii) the Holder agrees to pay to the Collateral Agent upon demand its share of the total amount so recovered from or repaid by the Collateral Agent to the extent paid to the Holder.

* * *

CONVERSION NOTICE

WORKHORSE GROUP INC.

Senior Secured Convertible Note due 2022

Subject to the terms of this Note, by executing and delivering this Conversion Notice, the undersigned Holder of this Note directs the Company to convert the following Principal Amount of this Note: $    ,000 in accordance with the following details.

☐ Check if the Conversion Date occurs during an Event of Default Conversion Period.

Shares of Common Stock to be delivered:

____________________________
Accrued interest amount:

____________________________
DTC Participant Number:

___________________________
DTC Participant Name:

____________________________
DTC Participant Phone Number:

____________________________
DTC Participant Contact Email:

____________________________

Date: ____________________________   ____________________________
(Legal Name of Holder)

By: ____________________________
Name:
Title:

☐ Check if the Conversion Rate is at a rate other than is otherwise currently applicable (counter signature by the Company is not required unless a Conversion Rate other than the currently applicable Conversion Rate is requested).

Requested Conversion Rate:

____________________________

Date: ____________________________   ____________________________
WORKHORSE GROUP INC.

By: ____________________________
Name:
Title:

APPENDIX C

FORM OF WARRANT
WORKHORSE GROUP INC.
WARRANT TO PURCHASE COMMON STOCK
Warrant No.:
Number of Shares of Common Stock: Warrant Amount (as defined herein)
Date of Issuance: [___], 2019 (“Issuance Date”)
Workhorse Group Inc., a company organized under the laws of Nevada (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HT Investments MA, LLC, the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, at any time or times on or after the Issuance Date during an Exercise Period (as defined below), but not after 11:59 p.m., New York time, on last day of an Exercise Period, a number of fully paid non-assessable shares of Common Stock (as defined below) equal to the Warrant Amount (as defined herein), subject to adjustment as provided herein (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, this “Warrant”), shall have the meanings set forth in Section 16. This Warrant is one of the Warrants to Purchase Common Stock (the “Warrants”) issued pursuant to (i) that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of November 21, 2019 (the “Subscription Date”) by and between the Company and each of the investors listed on the Schedule of Buyers attached thereto, (ii) the Company’s Registration Statement on Form S-3 (File number 333-213100) (the “Registration Statement”) and (iii) the Company’s prospectus supplement dated as of November 21, 2019.
1.EXERCISE OF WARRANT.

(a) Exercisability. The Warrant may not be exercised prior to there having been a redemption (in whole or in part) of that certain 4.50% Senior Secured Convertible

Note of the Company issued to the Holder in accordance with the Purchase Agreement (the “Note”) in accordance with Section 7(A) thereof. This Warrant shall be exercisable for a number of shares of Common Stock (the “Warrant Amount”) equal to (a) one hundred fifteen percent (115%) of the total principal amount of the Convertible Note redeemed at such time (each such time a “Company Note Redemption Time”) in accordance with Section 7(A) of the Convertible Note; divided by (b) the Conversion Price (as defined in the Note) as of such Company Note Redemption Time; provided, however, that in the event that there are one or more partial redemptions of the Note, the Warrant Amount shall be sum of the number of shares resulting from the performance of the calculation set forth in this Section 1(a) for each such partial redemption. For purposes of this Warrant, a redemption of the Note pursuant to Section 9(R) of the Note shall not be deemed to be a Company Note Redemption Time and the Warrant Amount shall not be increased as a result of any redemption of the Note pursuant to Section 9(R) of the Note.
(b) Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(b)), this Warrant may be exercised by the Holder at any time or times during an Exercise Period, in whole or in part, by delivery (whether via facsimile, electronic mail or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. Within one (1) Trading Day following the delivery of the Exercise Notice, the Holder shall make payment to the Company of an amount equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash by wire transfer of immediately available funds or, if the provisions of Section 1(d) are applicable, by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder, nor shall any ink-original signature or medallion guarantee (or other type of guarantee or notarization) with respect to any Exercise Notice be required. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares and the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Exercise Notice is delivered to the Company. On or before the first (1st) Trading Day following the date on which the Holder has delivered the applicable Exercise Notice, the Company shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of the Exercise Notice, in the form attached to the Exercise Notice, to the Holder and the Company’s transfer agent (the “Transfer Agent”). So long as the Holder delivers the Aggregate Exercise Price (or notice of a Cashless Exercise, if applicable) on or prior to the first (1st) Trading Day following the date on which the Exercise Notice has been delivered to the Company, then on or prior to the earlier of (i) the second (2nd) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period, in each case following the date on which the Exercise Notice has been delivered to the Company, or, if the Holder does not deliver the Aggregate Exercise Price (or notice of a Cashless Exercise, if applicable) on or prior to the first (1st) Trading Day following the date on which the Exercise Notice has been delivered to the Company, then on or prior to the first (1st) Trading Day following the date on which the Aggregate Exercise Price (or notice of a Cashless Exercise, if applicable) is delivered (such earlier date, or if later, the earliest day on which the Company is required to deliver Warrant Shares pursuant to this Section 1(a), the “Share Delivery Date”, the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit / Withdrawal At Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise. The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the issuance of Warrant Shares via DTC, if any, including without limitation for same day processing. Upon delivery of the Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record and beneficial owner of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be. If this Warrant is physically delivered to the Company in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three (3) Trading Days after any exercise and at its own expense, issue and deliver to the Holder (or its designee) a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares issuable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional Warrant Shares are to be issued upon the exercise of this Warrant, but rather the number of Warrant Shares to be issued shall be rounded to the nearest whole number. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent) which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant. The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination; provided, however, that the Company shall not be required to deliver Warrant Shares with respect to an exercise prior to the Holder’s delivery of the Aggregate Exercise Price (or notice of a Cashless Exercise) with respect to such exercise.
(c) Exercise Price. For purposes of this Warrant, “Exercise Price” means, as of a Company Note Redemption Time, an amount per share equal to the greater of (x) the Conversion Price (as defined in the Note) as of such Company Note Redemption Time and (y) the Company Redemption Stock Price (as defined in the Note) as of such Company Note

Redemption Time, in each case subject to adjustment as provided herein; provided, however, that in the event that there are one or more partial redemptions of the Note, the Exercise Price for the shares for which this Warrant shall be exercisable as a result of any particular partial redemption shall be the Exercise Price as of the Company Note Redemption Time for such partial redemption.
(d) Company’s Failure to Timely Deliver Securities. If either (I) the Company shall fail for any reason or for no reason to issue to the Holder on or prior to the applicable Share Delivery Date, if (x) the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, a certificate for the number of shares of Common Stock to which the Holder is entitled and register such Common Stock on the Company’s share register or (y) the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, to credit the Holder’s balance account with DTC, for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant or (II) a registration statement (which may be the Registration Statement) covering the issuance or resale of the Warrant Shares that are the subject of the Exercise Notice (the “Exercise Notice Warrant Shares”) is not available for the issuance or resale, as applicable, of such Exercise Notice Warrant Shares and (x) the Company fails to promptly, but in no event later than one (1) Business Day after such registration statement becomes unavailable, to so notify the Holder and (y) the Company is unable to deliver the Exercise Notice Warrant Shares electronically without any restrictive legend by crediting such aggregate number of Exercise Notice Warrant Shares to the Holder’s or its designee’s balance account with DTC through its Deposit / Withdrawal At Custodian system (the event described in the immediately foregoing clause (II) is hereinafter referred as a “Notice Failure” and together with the event described in clause (I) above, an “Exercise Failure”), then, in addition to all other remedies available to the Holder, if on or prior to the applicable Share Delivery Date either (I) (x) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, the Company shall fail to issue and deliver a certificate to the Holder and register such shares of Common Stock on the Company’s share register or (y), if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, the Company shall fall to credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise hereunder or pursuant to the Company’s obligation pursuant to clause (ii) below, or (II) if a Notice Failure occurs, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue multiplied by (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof. The Company’s current transfer agent participates in the DTC Fast Automated Securities Transfer Program (“FAST”). In the event that the Company changes transfer agents while this Warrant is outstanding, the Company shall use commercially reasonable efforts to select a transfer agent that participates in FAST. While this Warrant is outstanding, the Company shall request its transfer agent to participate in FAST with respect to this Warrant. In addition to the foregoing rights, (i) if the Company fails to deliver the applicable number of Warrant Shares upon an exercise pursuant to Section 1 by the applicable Share Delivery Date, then the Holder shall have the right to rescind such exercise in whole or in part and retain and/or have the Company return, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the rescission of an exercise shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise, and (ii) if a registration statement (which may be the Registration Statement) covering the issuance or resale of the Warrant Shares that are subject to an Exercise Notice is not available for the issuance or resale, as applicable, of such Exercise Notice Warrant Shares and the Holder has submitted an Exercise Notice prior to receiving notice of the non-availability of such registration statement and the Company has not already delivered the Warrant Shares underlying such Exercise Notice electronically without any restrictive legend by crediting such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit / Withdrawal At Custodian system, the Holder shall have the option, by delivery of notice to the Company, to (x) rescind such Exercise Notice in whole or in part and retain or have returned, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Exercise Notice; provided that the rescission of an Exercise Notice shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 1(c) or otherwise, and/or (y) switch some or all of such Exercise Notice from a cash exercise to a Cashless Exercise. In addition to the foregoing, if the Company fails for any reason to deliver to the Holder the Warrant Shares subject to an Exercise Notice by the Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the Weighted Average Price of the Common Stock on the date of the applicable Exercise Notice), $10 per Trading Day (increasing to $20 per Trading Day on the fifth (5th) Trading Day after such liquidated damages begin to accrue) for each Trading Day after the Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise.

Cashless Exercise. Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

(A x B) — (A x C)
Net Number =	B

For purposes of the foregoing formula:

A = the total number of shares with respect to which this Warrant is then being exercised.
B = as applicable: (i) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the applicable Exercise Notice if such Exercise Notice is (1) both executed and delivered pursuant to Section 1(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 1(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the Weighted Average Price on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock as of the time of the Holder’s execution of the applicable Exercise Notice if such Exercise Notice is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 1(a) hereof or (iii) the Closing Sale Price of the Common Stock on the date of the applicable Exercise Notice if the date of such Exercise Notice is a Trading Day and such Exercise Notice is both executed and delivered pursuant to Section 1(a) hereof after the close of “regular trading hours” on such Trading Day.
C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.
If Warrant Shares are issued in such a cashless exercise, the Company acknowledges and agrees that in accordance with Section 3(a)(9) of the Securities Act of 1933,

as amended, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised, and the holding period of the Warrants being exercised may be tacked on to the holding period of the Warrant Shares. The Company agrees not to take any position contrary to this Section 1(d).  Without limiting the rights of a Holder to receive Warrant Shares on a “cashless exercise,” and to receive the cash payments contemplated pursuant to Sections 1(c) and 4(b), in no event will the Company be required to net cash settle a Warrant exercise.
(e) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 11.
(f) Beneficial Ownership. Notwithstanding anything to the contrary contained herein, the Company shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to the terms and conditions of this Warrant and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes or convertible preferred stock or warrants, including the other Warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f). For purposes of this Section 1(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). For purposes of this Warrant, in determining the number of outstanding shares of Common Stock the Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K or other public filing with the Securities and Exchange Commission (the “SEC”), as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives an Exercise Notice from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall (i) notify the Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 1(f), to exceed the Maximum Percentage, the Holder must notify the Company of a reduced number of Warrant Shares to be purchased pursuant to such Exercise Notice (the number of shares by which such purchase is reduced, the “Reduction Shares”) and (ii) as soon as reasonably practicable, the Company shall return to the Holder any exercise price paid by the Holder for the Reduction Shares. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of Common Stock to the Holder upon exercise of this Warrant results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall return to the Holder the exercise price paid by the Holder for the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 4.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of Warrants that is not an Attribution Party of the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(f) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant.
(g) Required Reserve Amount.  So long as this Warrant remains outstanding, the Company shall at all times keep reserved for issuance under this Warrant a number of shares of Common Stock at least equal to 100% of the maximum number of shares of Common Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Common Stock under the Warrants then outstanding (without regard to any limitations on exercise) (the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 1(g) be reduced other than in connection with any exercise of Warrants or such other event covered by Section 2(c) below.  The Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the holders of the Warrants based on the number of shares of Common Stock issuable upon exercise of Warrants held by each holder thereof on the Issuance Date (without regard to any limitations on exercise) (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s Warrants, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Warrants shall be allocated to the remaining holders of Warrants, pro rata based on the number of shares of Common Stock issuable upon exercise of the Warrants then held by such holders thereof (without regard to any limitations on exercise).
(h) Insufficient Authorized Shares. If at any time while this Warrant remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall promptly take all action reasonably necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for this Warrant then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding shares of Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C.
2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:
(a) Intentionally omitted.
(b) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.
(c) Adjustment Upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of

Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(c) shall become effective at the close of business on the date the subdivision or combination becomes effective.
(d) Other Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares, as mutually determined by the Company’s Board of Directors and the Required Holders, so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 2(d) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.
3. RIGHTS UPON DISTRIBUTION OF ASSETS. In addition to any adjustments pursuant to Section 2 above, if, on or after the Subscription Date and on or prior to the Expiration Date, the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin-off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

4. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.
(a) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time on or after the Subscription Date and on or prior to the Expiration Date the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issuance or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (and shall not be entitled to beneficial ownership of such Common Stock as a result of such Purchase Right (and beneficial ownership) to such extent) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right to be held similarly in abeyance) to the same extent as if there had been no such limitation).
(b) Fundamental Transaction. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 4(b), including agreements to deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Upon the consummation of each Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for the Company (so that from and after the date of the applicable Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of each Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of this Warrant prior to the applicable Fundamental Transaction, such shares of common stock (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant), as adjusted in accordance with the provisions of this Warrant. Notwithstanding the foregoing, and without limiting Section 1(f) hereof, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 4(b) to permit the Fundamental Transaction without the assumption of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of each Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) (collectively, the “Corporate Event Consideration”) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant). The provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder. The provisions of this Section 4(b) shall apply similarly and equally to successive Fundamental Transactions and Corporate Events.
5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all of the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrants, the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the Warrants then outstanding (without regard to any limitations on exercise).
6. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.
7. REISSUANCE OF WARRANTS.
(a) Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.
(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form (but without the obligation to post a bond) and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.
(c) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender.

(d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.
8. NOTICES. Whenever notice is required to be given under this Warrant, including, without limitation, an Exercise Notice, unless otherwise provided herein, such notice shall be given in writing, (i) if delivered (a) from within the domestic United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, electronic mail or by facsimile or (b) from outside the United States, by International Federal Express, electronic mail or facsimile, and (ii) will be deemed given (A) if delivered by first-class registered or certified mail domestic, three (3) Business Days after so mailed, (B) if delivered by nationally recognized overnight carrier, one (1) Business Day after so mailed, (C) if delivered by International Federal Express, two (2) Business Days after so mailed and (D) at the time of transmission, if delivered by electronic mail to each of the email addresses specified in this Section 8 prior to 5:00 p.m. (New York time) on a Trading Day, (E) the next Trading Day after the date of transmission, if delivered by electronic mail to each of the email addresses specified in this Section 8 on a day that is not a Trading Day or later than 5:00 p.m. (New York time) on any Trading Day and (F) if delivered by facsimile, upon electronic confirmation of delivery of such facsimile, and will be delivered and addressed as follows:
(i) if to the Company, to:
Workhorse Group Inc.
100 Commerce Drive
Loveland, Ohio 45140
Attention: Stephen M. Fleming
Facsimile: (516)-977-1209
Email: smf@flemingpllc.com

(ii) if to the Holder, at such address or other contact information delivered by the Holder to Company or as is on the books and records of the Company (provided that, with respect to the Holder, such notice may only be delivered via electronic mail or facsimile),
With a copy (for informational purposes only) to:
Latham & Watkins LLP

885 Third Avenue
New York, NY 10022
Telephone:  (212) 906-1200
Facsimile:  (212) 751-4864
Attention:  Peter N. Handrinos, Esq.
E-mail:  peter.handrinos@lw.com

The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation; provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder. It is expressly understood and agreed that the time of exercise specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.
9. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended or waived and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.
10. GOVERNING LAW; JURISDICTION; JURY TRIAL. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at the address set forth in Section 8(i) above or such other address as the Company subsequently delivers to the Holder and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. If either party shall commence an action, suit or proceeding to enforce any provisions of this Warrant, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.
11. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile or electronic mail within two (2) Business Days of receipt of the Exercise Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via facsimile or electronic mail (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.
12. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and any other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.
13. TRANSFER. This Warrant and the Warrant Shares may be offered for sale, sold, transferred, pledged or assigned without the consent of the Company.

14. SEVERABILITY; CONSTRUCTION; HEADINGS. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.
15. DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Warrant, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its subsidiaries, the Company shall contemporaneously with any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its subsidiaries.
16. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:
(a) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.
(b) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Subscription Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.
(c) “Bid Price” means, for any security as of the particular time of determination, the bid price for such security on the Principal Market as reported by Bloomberg as of such time of determination, or, if the Principal Market is not the principal securities exchange or trading market for such security, the bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg as of such time of determination, or if the foregoing does not apply, the bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg as of such time of determination, or, if no bid price is reported for such security by Bloomberg as of such time of determination, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC) as of such time of determination. If the Bid Price cannot be calculated for a security as of the particular time of determination on any of the foregoing bases, the Bid Price of such security as of such time of determination shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 11. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.
(d) “Bloomberg” means Bloomberg Financial Markets.
(e) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.
(f) “Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respect, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or (iii) a merger in connection with a bona fide acquisition by the Company of any Person in which (x) the gross consideration paid, directly or indirectly, by the Company in such acquisition is not greater than 20% of the Company’s market capitalization as calculated on the date of the consummation of such merger and (y) such merger does not contemplate a change to the identity of a majority of the board of directors of the Company. Notwithstanding anything herein to the contrary, any transaction or series of transaction that, directly or indirectly, results in the Company or the Successor Entity not having

Common Stock or common stock, as applicable, registered under the 1934 Act and listed on an Eligible Market shall be deemed a Change of Control.
(g) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the OTC Link or “pink sheets” by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 11. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.
(h) “Common Stock” means (i) the Company’s Common Stock, par value $0. 001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.
(i) “Convertible Securities” means any capital stock or other security of the Company or any of its subsidiaries (other than Options) that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its subsidiaries.
(j) “Eligible Market” means The Nasdaq Capital Market, the NYSE American LLC, The Nasdaq Global Select Market, The Nasdaq Global Market or The New York Stock Exchange, Inc.
(k) “Exercise Period” means, with respect to shares for which this Warrant is exercisable following any redemption (in whole or in part) of the Note, the date that is ninety (90) days after the Company Note Redemption Time applicable to such redemption; provided, that such date shall be extended by an amount of time equal to the number of days during which any Exercise Failure was in existence under this Warrant.

(l)  “Expiration Date” means the date that is ninety (90) days after the termination or cancelation of the Note in accordance with its terms; provided, that such date shall be extended by an amount of time equal to the number of days during which any Exercise Failure was in existence under this Warrant.
(m) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its shares of Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its shares of Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock not held by all such Subject Entities as of the Subscription Date calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their Common Stock without approval of the stockholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.
(n) “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.
(o) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.
(p) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person, including such entity whose common stock or equivalent equity security is quoted or listed on an Eligible Market (or, if so elected by the Holder, any other market, exchange or quotation system), or, if there is more than one such Person or such entity, the Person or such entity designated by the Holder or in the absence of such designation, such Person or entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction or Change of Control.
(q) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
(r) “Principal Market” means The Nasdaq Capital Market.
(s) “Required Holders” means the holders of the Warrants representing at least a majority of the shares of Common Stock underlying the Warrants then outstanding.
(t) “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, for the Company’s primary trading market or quotation system with respect to the Common Stock that is in effect on the date of receipt of an applicable Exercise Notice.
(u) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.
(v) “Successor Entity” means one or more Person or Persons (or, if so elected by the Holder, the Company or Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or Change of Control or one or more Person or Persons (or, if so elected by the Holder, the Company or the Parent Entity) with which such Fundamental Transaction or Change of Control shall have been entered into.
(w) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded.
(x) “Transaction Documents” means any agreement entered into by and between the Company and the Holder, as applicable.
(y) “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as such market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest Closing Bid Price and the lowest closing ask price of any of the market makers for such security as reported in the OTC Link or “pink sheets” by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 11 with the term “Weighted Average Price” being substituted for the term “Exercise Price.” All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.
[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

WORKHORSE GROUP INC.

By:___________________________
Name:
Title:

EXERCISE NOTICE
TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK

WORKHORSE GROUP INC.
The undersigned holder hereby exercises the right to purchase _________________ shares of Common Stock (“Warrant Shares”) of Workhorse Group Inc., a company organized under the laws of Nevada (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

____________ a “Cash Exercise” with respect to _________________ Warrant Shares;  and/or

____________ a “Cashless Exercise” with respect to ______________ Warrant Shares.

2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs Empire Stock Transfer, Inc. to issue the above indicated number of shares of Common Stock on or prior to the applicable Share Delivery Date.

WORKHORSE GROUP INC.

By:________________________________
Name:
Title:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ☐ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

Workhorse Group Inc.
 As a shareholder of Workhorse Group Inc., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on *, 2020.

INTERNET/MOBILE –www.*.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

1. To approve the Transaction.	FOR ☐	AGAINST ☐	ABSTAIN ☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature, if held jointly	Date	, 2020.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on *, 2020

The proxy statement and our 2018 Annual Report on Form 10-K to Stockholders are available at http://www.*.com

☐ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ☐

PROXY

Workhorse Group Inc.
PROXY FOR SPECIAL MEETING TO BE HELD ON *, 2020 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder hereby appoints Duane Hughes and Steve Schrader or either of them (each with full power to act alone), as attorneys and proxies for the undersigned, with the power to appoint his or her substitute, to represent and to vote all the shares of the common stock of Workhorse Group Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held at 100 Commerce Drive, Loveland, Ohio 45140 on, *, 2020, at 10:00 a.m., Eastern Time, and any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the Proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(IMPORTANT — This Proxy must be signed and dated on the reverse side.)